 As filed with the Securities and Exchange Commission on or about October 28,
                                     2003

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE
          SECURITIES ACT OF 1933
                                                                          [_]

        Registration No. 333-03715

        Pre-Effective Amendment No.
                                                                          [_]
                                  ---

        Post-Effective Amendment No. _27_

                                                                          [X]

        REGISTRATION STATEMENT UNDER THE
          INVESTMENT COMPANY ACT OF 1940
                                                                          [_]

        Registration No. 811-07619

        Amendment No. _29_

                                                                          [X]

                               -----------------

                            NUVEEN INVESTMENT TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

              333 West Wacker Drive, Chicago, Illinois   60606
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code: (312) 917-7700


        Jessica R. Droeger--Vice President and        Copies to:
                       Secretary                     Eric F. Fess
                 333 West Wacker Drive          Chapman and Cutler LLP
                Chicago, Illinois 60606              111 W. Monroe
        (Name and Address of Agent for Service) Chicago, Illinois 60603


Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

It is proposed that this filing will become effective (check appropriate box):
[X]immediately upon filing pursuant to       [_]on (date) pursuant to paragraph
   paragraph (b)                                (a)(1)
[_]on (date) pursuant to paragraph (b)       [_]75 days after filing pursuant
                                                to paragraph (a)(2)
[_]60 days after filing pursuant to          [_]on (date) pursuant to paragraph
   paragraph (a)(1)                             (a)(2) of Rule 485.

If appropriate, check the following box:
[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   CONTENTS

                                      OF


                        POST-EFFECTIVE AMENDMENT NO. 27


This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

                   The Facing Sheet


                   Part A--Prospectus for Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, and Nuveen Balanced Stock and Bond Fund (the "Funds")



                   Part B--Statement of Additional Information--copies of the Annual Reports to Shareholders for the Funds (the financial statements from the Annual Reports are incorporated by reference into the Statement of Additional Information)


                   Part C--Other Information

                   Signatures

                   Index to Exhibits

                   Exhibits

--------------------------------------------------------------------------------


Nuveen Investments


Value and Balanced Funds


--------------------------------------------------------------------------------

                                               PROSPECTUS   OCTOBER 28, 2003

                                             -----------------------------------

Portfolios of quality securities offering long-term growth and current income potential.

                                    [GRAPHIC]





Nuveen NWQ Multi-Cap Value Fund


Nuveen Large-Cap Value Fund


Nuveen Balanced Municipal and Stock Fund


Nuveen Balanced Stock and Bond Fund







The Securities and Exchange Commission has not
approved or disapproved these securities or
passed upon the adequacy of this prospectus.
Any representation to the contrary is a
criminal offense.                                                 [LOGO] Nuveen
                                                               Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents



          Section 1  The Funds
          This section provides you with an overview of the funds, including investment objectives, portfolio holdings and historical performance information.

          Introduction                                              1
          Nuveen NWQ Multi-Cap Value Fund                           2
          Nuveen Large-Cap Value Fund                               4
          Nuveen Balanced Municipal and Stock Fund                  6
          Nuveen Balanced Stock and Bond Fund                       8

          Section 2  How We Manage Your Money
          This section gives you a detailed discussion of our investment and risk management strategies.

          Who Manages the Funds                                    10
          What Types of Securities We Invest In                    11
          How We Select Investments                                13
          What the Risks Are                                       14
          How We Manage Risk                                       16


          Section 3  How You Can Buy and Sell Shares
          This section provides the information you need to move money into or out of your account.

          What Share Classes We Offer                              18
          How to Reduce Your Sales Charge                          19
          How to Buy Shares                                        20
          Systematic Investing                                     21
          Systematic Withdrawal                                    21
          Special Services                                         21
          How to Sell Shares                                       22


          Section 4  General Information
          This section summarizes the funds' distribution policies and other general fund information.

          Dividends, Distributions and Taxes                       24
          Distribution and Service Plans                           25
          Net Asset Value                                          26
          Frequent Trading                                         26
          Fund Service Providers                                   26


          Section 5  Financial Highlights
          This section provides the funds' financial performance.  27

                                                               October 28, 2003


Section 1  The Funds


                    Nuveen NWQ Multi-Cap Value Fund

                    Nuveen Large-Cap Value Fund



                    Nuveen Balanced Municipal and Stock Fund


                    Nuveen Balanced Stock and Bond Fund



                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Equity Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen NWQ Multi-Cap Value Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to seek to provide investors with long-term capital appreciation.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
Under normal market conditions, the fund invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis. Nuveen Institutional Advisory Corp. ("NIAC") has selected NWQ Investment Management Company, LLC ("NWQ") to serve as sub-adviser to the fund. NWQ seeks to identify under- valued companies where a catalyst exists--such as new management, industry consolidation, company restructuring or a turn in the company's fundamentals--to recognize value or improve a company's profitability. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's disciplined, value-driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection.

The fund may also invest up to 35% of its total assets in dollar-denominated securities of foreign issuers.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Market Risk - The fund exposes you to market risk. Market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are greater for medium and smaller market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  long-term total return potential from a value-driven equity investing strategy;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  investing to meet short-term financial goals.
How the Fund Has Performed

The chart and table below illustrate annual fund calendar year returns for each of the past five years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of broad measures of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/


                                    [CHART]

Class A Annual Returns

1998  1999   2000   2001   2002
----  -----  -----  -----  -----
7.1   20.6   11.3    5.8   -8.8

Section 1  The Funds

During the five years ended December 31, 2002, the fund's highest and lowest calendar quarter returns were 16.02% and -21.87%, respectively, for the quarters ended 6/30/99 and 9/30/02. The bar chart and highest/ lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


                                       Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2002
              Class Returns                         Since Inception
              Before Taxes         1 Year   5 Years    (11/4/97)
              -----------------------------------------------------
              Class B              -13.19%    5.79%      5.39%
              Class C               -9.57%    5.95%      5.54%
              Class R               -8.64%    7.03%      6.62%
              Class A (Offer)      -14.08%    5.49%      5.14%
              -----------------------------------------------------
              Class A (Offer)
                Returns:
               After Taxes on
                 Distributions     -14.23%    4.71%      4.39%
               After Taxes on
                 Distributions
                 and Sale of
                 Shares             -8.64%    4.34%      4.06%
              -----------------------------------------------------
              S&P 500 Index/2/     -22.10%   -0.59%      0.64%
              Russell 3000 Value
                Index/2/           -15.20%    1.19%      2.52%
              Lipper Peer Group/2/ -17.61%    0.64%      1.46%



What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/5/ 5%/7/ 1%/8/ None


 Annual Fund Operating Expenses



Paid From Fund Assets


       Share Class                              A      B      C     R
       -----------------------------------------------------------------
       Management Fees                          .85%   .85%  .85%   .85%
       12b-1 Distribution and Service Fees/9/   .25%  1.00% 1.00%    --%
       Other Expenses/10/                       .48%   .48%  .48%   .48%
       Total Operating Expenses/11/            1.58%  2.33% 2.33%  1.33%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  726 $  636 $  236 $  135 $  726 $  236 $  236 $  135
       3 Years    $1,045 $1,027 $  727 $  421 $1,045 $  727 $  727 $  421
       5 Years    $1,386 $1,345 $1,245 $  729 $1,386 $1,245 $1,245 $  729
       10 Years   $2,345 $2,479 $2,666 $1,601 $2,345 $2,479 $2,666 $1,601



 1. On December 6, 2002, the fund acquired the assets and performance history of the PBHG Special Equity Fund. Specifically, the Class R Shares of the fund were previously the PBHG Class Shares of the PBHG Special Equity Fund. Prior to December 14, 2001, such shares were known as the Institutional Service Class shares and the Institutional Class shares of the NWQ Special Equity Portfolio. NWQ served as adviser or sub-adviser to the PBHG Special Equity Fund and the NWQ Special Equity Portfolio (the "predecessor funds"). The investment goals, strategies and policies of the fund are substantially similar to those of the predecessor funds. The inception dates for the PBHG Special Equity Fund and the NWQ Special Equity Portfolio were December 14, 2001 and November 4, 1997, respectively. Prior to December 6, 2002, the total returns for Class A, B and C shares reflect the performance of the Class R shares of the fund, adjusted for the differences in fees between the classes. Prior to December 6, 2002, the Class R total returns reflect the performance of the predecessor funds. The performance figures for the Class R shares of the fund are higher than those of the other share classes because the expenses of the Class R shares are expected to be lower. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. The Class A year-to-date return on net asset value as of 9/30/03 was 29.23%.


 2. Peer Group returns reflect the performance of the Lipper Multi-Cap Value Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Fund Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Value Index is a market capitalization-weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The since inception returns for the indices were calculated as of October 31, 1997. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees.

 3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
 5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 6. As a percentage of lesser of purchase price or redemption proceeds.
 7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

 8. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.


 9. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


10. The percentages shown are estimated expense amounts (reflected as a percentage of average net assets) that are applicable for the current fiscal year. The Fund's most recently completed fiscal year lasted only three months and the Fund's operating expenses for that period are not necessarily indicative of such expenses for a full fiscal year. As a result, the expense information of the fund for its prior fiscal year has been restated using the fund's current fees as if they had been in effect during the previous fiscal year. The estimated expenses are expected to be more representative of the ongoing actual expenses of the fund than the expenses for the prior fiscal year. Actual expenses may be higher or lower.



11. The investment adviser has contractually agreed to waive fees and reimburse expenses through December 7, 2004 in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets of any class of fund shares.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Large-Cap Value Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million.

                                    [GRAPHIC]


How the Fund Pursues Its Objective


The fund purchases primarily stocks of established, well-known domestic companies. These companies tend to pay regular dividends that may provide a source of income. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

Under normal market conditions, we will invest at least 80% of the fund's total assets in large-capitalization companies, and we may invest up to 35% of its assets in cash equivalents in order to reduce volatility and preserve capital. We consider large-capitalization companies to have over $5 billion in market capitalization.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Market Risk - The fund exposes you to market risk. Market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  long-term growth potential from a value-driven strategy;
..  to moderate the risks associated with stock investing;
..  to focus on established, well-known companies;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  investing to meet short-term financial goals.
How the Fund Has Performed



NIAC has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past six years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/




                                    [CHART]

  Class A Annual Returns

1997    27.5
1998     9.9
1999    14.6
2000     7.5
2001    -2.3
2002   -25.1



Section 1  The Funds

During the six years ended December 31, 2002, the fund's highest and lowest calendar quarter returns were 15.54% and -19.75%, respectively, for the quarters ended 6/30/97 and 9/30/02. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



                                      Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2002
           Class Returns                            Since Inception
           Before Taxes             1 Year  5 Years (August 7, 1996)
           ---------------------------------------------------------
           Class B                  -28.61% -1.05%       5.10%
           Class C                  -25.64% -0.90%       5.07%
           Class R                  -24.85%  0.11%       6.16%
           Class A (Offer)          -29.39% -1.33%       4.90%
           ---------------------------------------------------------
           Class A (Offer) Returns:
            After Taxes on
              Distributions         -29.50% -2.85%       2.94%
            After Taxes on
              Distributions and
              Sale of Shares        -18.05% -1.41%       3.34%
           ---------------------------------------------------------
           S&P 500 Index1           -22.10% -0.59%       6.67%
           Russell 1000 Value
             Index1                 -15.53%  1.16%       8.46%
           Lipper Peer Group1       -19.68% -0.39%       6.06%


What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/3/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/4/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/5/      None/4/ 5%/6/ 1%/7/ None


1. The Class A year-to-date return on net asset value as of 9/30/03 was 11.60%.

  Peer Group returns reflect the performance of the Lipper Large Cap Value Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Large Cap Value Fund Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an

 Annual Fund Operating Expenses/8/


Paid From Fund Assets


          Share Class                           A     B     C     R
          -----------------------------------------------------------
          Management Fees                      .83%  .83%  .83%  .83%
          12b-1 Distribution and Service Fees  .25% 1.00% 1.00%   --%
          Other Expenses                       .37%  .38%  .38%  .37%
          Total Operating Expenses/9/         1.45% 2.21% 2.21% 1.20%


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class    A     B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  714 $  624 $  224 $  122 $  714 $  224 $  224 $  122
       3 Years    $1,007 $  991 $  691 $  381 $1,007 $  691 $  691 $  381
       5 Years    $1,322 $1,285 $1,185 $  660 $1,322 $1,185 $1,185 $  660
       10 Years   $2,210 $2,352 $2,544 $1,455 $2,210 $2,352 $2,544 $1,455



  unmanaged index generally considered representative of the U.S. stock market. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index represents the 3000 largest U.S. companies. The since inception returns for the indices were calculated as of July 31, 1996. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees.

2.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 4.Reduced Class A sales charges apply to purchases of $50,000 or more. Certain
  Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5.As a percentage of lesser of purchase price or redemption proceeds.
6.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 8.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

9.The investment adviser has voluntarily agreed to waive fees and reimburse expenses through July 31, 2004 in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.20% of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Balanced Municipal and Stock Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time an attractive after-tax total return through a combination of federally tax-exempt income and capital appreciation with capital preservation in adverse markets.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund invests the majority of its assets in investment-grade quality municipal bonds. We concentrate on municipal bonds with favorable characteristics we believe are not yet recognized by the market, trying to identify those higher-yielding and undervalued bonds with intermediate characteristics that we believe offer the best balance of current tax-free income and capital preservation potential.

We invest the balance of fund assets primarily in established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Market Risk - The fund exposes you to market risk. Market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Interest Rate Risk - The fund exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall.

Credit Risk - The fund also exposes you to credit risk. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest to the fund; lower rated bonds generally carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  attractive after-tax returns from a value-driven strategy;
..  a substantial measure of downside protection;
.. the convenience of a balanced portfolio in a single investment; .. to reduce the taxes on your investment return;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  investing in a tax deferred account;
..  unwilling to accept share price fluctuation;
..  investing to meet short-term financial goals.

How the Fund Has Performed



NIAC manages the municipal investments of the fund. NIAC has selected Institutional Capital Corporation to manage the fund's equity portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past six years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/



                                    [CHART]

  Class A Annual Returns

1997  16.3
1998   8.3
1999   4.6
2000   6.2
2001  -2.8
2002  -9.9

Section 1  The Funds

During the six years ended December 31, 2002, the fund's highest and lowest calendar quarter returns were 7.74% and -7.29%, respectively, for the quarters ended 6/30/97 and 9/30/02. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



                                      Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2002
           Class Returns                            Since Inception
           Before Taxes             1 Year  5 Years (August 7, 1996)
           ---------------------------------------------------------
           Class B                  -14.16%  0.14%       3.68%
           Class C                  -10.61%  0.31%       3.66%
           Class R                   -9.69%  1.32%       4.71%
           Class A (Offer)          -15.10% -0.12%       3.48%
           ---------------------------------------------------------
           Class A (Offer) Returns:
            After Taxes on
              Distributions         -15.38% -0.84%       2.75%
            After Taxes on
              Distributions and
              Sale of Shares         -8.52%  0.18%       3.06%
           ---------------------------------------------------------
           S&P 500 Index/1/         -22.10% -0.59%       6.67%
           Russell 1000 Value
             Index/1/               -15.53%  1.16%       8.46%
           Lipper Peer Group/1/     -10.69%  2.10%       6.36%
           Lehman Brothers
             10-Year Municipal
             Bond Index/1/           10.17%  6.12%       6.83%
           Market Benchmark
             Index/1/                -0.18%  4.57%       7.89%


What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/3/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/4/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/5/      None/4/ 5%/6/ 1%/7/ None


1. The Class A year-to-date return on net asset value as of 9/30/03 was 6.01%.


  Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in


 Annual Fund Operating Expenses/8/


Paid From Fund Assets


          Share Class                           A     B     C     R
          -----------------------------------------------------------
          Management Fees                      .75%  .75%  .75%  .75%
          12b-1 Distribution and Service Fees  .25% 1.00% 1.00%   --%
          Other Expenses                       .35%  .35%  .35%  .35%
          Total Operating Expenses*           1.35% 2.10% 2.10% 1.10%


              *The Total Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. The investment adviser agreed to waive fees and reimburse expenses through July 31, 2004 in order to prevent Total
              Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.00%, of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time. The expense limitations reduced the actual operating expenses for the most recent fiscal year to the levels provided below.
              After Expense Reimbursements        A         B         C         R
              Expense Reimbursements            -.11%     -.11%     -.11%     -.11%
              Total Operating Expenses--
              Net                               1.24%     1.99%     1.99%      .99%



The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's total operating expenses remain the same. Your actual returns and costs may be higher or lower.



                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  705 $  613 $  213 $  112 $  705 $  213 $  213 $  112
       3 Years    $  978 $  958 $  658 $  350 $  978 $  658 $  658 $  350
       5 Years    $1,272 $1,229 $1,129 $  606 $1,272 $1,129 $1,129 $  606
       10 Years   $2,105 $2,240 $2,431 $1,340 $2,105 $2,240 $2,431 $1,340



  the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index represents the 3000 largest U.S. companies. The Lehman Brothers 10-Year Municipal Bond Index includes municipal bonds with maturities ranging from 8 to 12 years. The Market Benchmark Index is comprised of a 40% weighting in the Russell 1000 Value Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index. The since inception returns for the indices were calculated as of July 31, 1996. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees.

2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Balanced Stock and Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases a diversified portfolio of stocks primarily of established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

We seek reduced risk, capital preservation potential and current income by balancing our stock investments with bonds. The bonds we purchase are primarily U.S. Treasury bonds with maturities from one to 15 years, but from time to time we may also purchase investment-grade corporate bonds if market conditions warrant.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Market Risk - The fund exposes you to market risk. Market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Interest Rate Risk - The fund exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall.

Credit Risk - The fund also exposes you to credit risk. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest to the fund; lower rated bonds generally carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  long-term growth potential from a value-driven strategy;
..  a substantial measure of downside protection;
.. the convenience of a balanced portfolio in a single investment; .. to focus on established, well-known companies;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation;
..  investing to meet short-term financial goals.

How the Fund Has Performed



NIAC has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past six years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/


                                    [CHART]

  Class A Annual Returns

1997  17.4
1998  11.2
1999   8.7
2000   9.2
2001   0.6
2002 -13.7


Section 1  The Funds

During the six years ended December 31, 2002, the fund's highest and lowest calendar quarter returns were 10.21% and -11.31%, respectively, for the quarters ended 12/31/98 and 9/30/02. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



                                      Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2002
           Class Returns                            Since Inception
           Before Taxes             1 Year  5 Years (August 7, 1996)
           ---------------------------------------------------------
           Class B                  -17.65%   1.87%       5.56%
           Class C                  -14.27%   2.05%       5.57%
           Class R                  -13.40%   3.05%       6.61%
           Class A (Offer)          -18.62%   1.59%       5.37%
           ---------------------------------------------------------
           Class A (Offer) Returns:
            After Taxes on
              Distributions         -19.29%  -0.23%       3.50%
            After Taxes on
              Distributions and
              Sale of Shares        -11.37%   0.61%       3.62%
           ---------------------------------------------------------
           S&P 500 Index/1/         -22.10%  -0.59%       6.67%
           Russell 1000 Value
             Index/1/               -15.53%   1.16%       8.46%
           Lipper Peer Group/1/     -10.69%   2.10%       6.36%
           Lehman Brothers
             Intermediate
             Treasury Index/1/        9.29%   7.28%       7.47%
           Market Benchmark
             Index/1/                -5.70%   4.01%       8.48%


What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/3/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/4/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/5/      None/4/ 5%/6/ 1%/7/ None


1. The Class A year-to-date return on net asset value as of 9/30/03 was 7.76%.

  Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 1000 Value Index is a market capitalization- weighted index of those firms in the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index

 Annual Fund Operating Expenses/8/


Paid From Fund Assets


          Share Class                           A     B     C     R
          -----------------------------------------------------------
          Management Fees                      .75%  .75%  .75%  .75%
          12b-1 Distribution and Service Fees  .25% 1.00% 1.00%   --%
          Other Expenses                       .38%  .38%  .38%  .38%
          Total Operating Expenses*           1.38% 2.13% 2.13% 1.13%


  *The Total Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. The investment adviser agreed to waive fees and reimburse expenses through July 31, 2004 in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.00%, of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time. The expense limitations reduced the actual operating expenses for the most recent fiscal year to the levels provided below.


             After Expense Reimbursements    A     B     C     R
             Expense Reimbursements        -.13% -.13% -.13% -.13%
             Total Operating Expenses--Net 1.25% 2.00% 2.00% 1.00%



The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's total operating expenses remain the same. Your actual returns and costs may be higher or lower.



                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  707 $  616 $  216 $  115 $  707 $  216 $  216 $  115
       3 Years    $  987 $  967 $  667 $  359 $  987 $  667 $  667 $  359
       5 Years    $1,287 $1,244 $1,144 $  622 $1,287 $1,144 $1,144 $  622
       10 Years   $2,137 $2,271 $2,462 $1,375 $2,137 $2,271 $2,462 $1,375



   represents the 3000 largest U.S. companies. The Lehman Brothers Intermediate Treasury Index includes treasury securities with maturities ranging from 1 to 10 years. The Market Benchmark Index is comprised of a 60% weighting in the Russell 1000 Value Index and 40% in the Lehman Brothers Intermediate Treasury Index. The since inception returns for the indices were calculated as of July 31, 1996. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.

2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.




                                                 [GRAPHIC]

                                           Who Manages the Funds

                       Nuveen Institutional Advisory Corp. ("NIAC"), the funds' investment adviser, offers premier advisory and investment management services to a broad range of mutual fund clients. NIAC has overall responsibility for management of the funds. NIAC oversees the management of the funds' portfolios, manages the funds' business affairs and provides certain clerical, bookkeeping and other administrative services. NIAC is located at 333 West Wacker Drive, Chicago, IL 60606.


                       NIAC is a wholly-owned subsidiary of Nuveen Investments, Inc. (formerly known as The John Nuveen Company). Founded in 1898, Nuveen Investments, Inc., through its various affiliates, manages $90 billion in assets for clients in separate accounts, registered investment companies, and other collective investment vehicles. Nuveen Investments, Inc. is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.



                       NIAC has selected Institutional Capital Corporation ("Institutional Capital"), 225 West Wacker Drive, Chicago, IL 60606, as subadviser to manage the investment portfolios of the Large-Cap Value Fund and the Balanced Stock and Bond Fund, and the equity investments of the Balanced Municipal and Stock Fund. Institutional Capital is an institutional investment management firm that was founded in 1970 and has approximately $12 billion in assets under management. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 14 investment professionals. Mr. Robert H. Lyon, President, owns shares representing 51% of its voting rights. In addition, Nuveen Investments, Inc. owns a non-voting 20% common stock interest in Institutional Capital.



                       NIAC has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NIAC, as sub-adviser to manage the investment portfolio of the NWQ Multi-Cap Value Fund. NWQ manages and supervises the investment of the NWQ Multi-Cap Value Fund's assets on a discretionary basis, subject to the supervision of NIAC. Nuveen Investments, Inc. purchased NWQ on August 1, 2002. NWQ is organized as a member-managed limited liability company, with Nuveen Investments, Inc. as its sole managing member.



                       NWQ formerly was an affiliate of Pilgrim Baxter & Associates, Ltd. and Old Mutual (US) Holdings Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $9.7 billion in assets as of June 30, 2003. Jon D. Bosse, CFA, is the portfolio manager of the fund and has held such position since NWQ Multi-Cap Value Fund's inception. Mr. Bosse is Director of Equity Research of NWQ and has been a Managing Director of NWQ since 1996.


Section 2  How We Manage Your Money

                       NIAC manages the municipal investments of the Balanced Municipal and Stock Fund. NIAC is responsible for the execution of specific investment strategies and the day-to-day operations of the fund as they relate to the municipal investments. NIAC manages the fund using a team of analysts and portfolio managers that focus on a specific group of funds. Thomas C. Spalding provides daily oversight for and execution of the fund's municipal investment activities. Mr. Spalding has been a vice president of NIAC since 1990 and manager of the fund's municipal investments since 1999. He is also a vice president of Nuveen Advisory Corp, an advisory affiliate of NIAC, and a Chartered Financial Analyst. Mr. Spalding currently manages investments for fourteen Nuveen-sponsored investment companies.


                       For providing these services, NIAC is paid an annual fund management fee according to the following schedule:


                                   Nuveen                 Nuveen      Nuveen
                                    NWQ       Nuveen     Balanced    Balanced
  Average Daily                  Multi-Cap  Large-Cap  Municipal and Stock and
  Net Assets                     Value Fund Value Fund  Stock Fund   Bond Fund
  ----------------------------------------------------------------------------
  For the first $125 million       .8500%     .8500%      .7500%      .7500%
  For the next $125 million        .8375%     .8375%      .7375%      .7375%
  For the next $250 million        .8250%     .8250%      .7250%      .7250%
  For the next $500 million        .8125%     .8125%      .7125%      .7125%
  For the next $1 billion          .8000%     .8000%      .7000%      .7000%
  For net assets over $2 billion   .7750%     .7750%      .6750%      .6750%



                       For the most recent fiscal year, the funds paid NIAC the following management fees (net of expense reimbursements) as a percentage of average net assets, where applicable:



                 Nuveen NWQ Multi-Cap Value Fund          .85%
                 Nuveen Large-Cap Value Fund              .83%
                 Nuveen Balanced Municipal and Stock Fund .64%
                 Nuveen Balanced Stock and Bond Fund      .60%



                       Out of the fund management fee, NIAC pays a portfolio management fee to the applicable sub-adviser. Each fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.


                                                 [GRAPHIC]

                                   What Types of Securities We
             Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Equity Securities


                       Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; dollar-denominated securities of foreign companies (limited to 35% of total assets of the NWQ Multi-Cap Value Fund and 25% of net assets for the Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund) and other securities with equity characteristics. Any convertible bonds and debentures purchased by each fund (other than the NWQ Multi-Cap Value Fund) must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, or Fitch Ratings) when purchased.


                                            Section 2  How We Manage Your Money

                       Foreign Securities



                       The funds may invest in a variety of foreign equity securities, denominated in U.S. dollars, including American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. ADRs carry most of the risks of investing directly in foreign equity securities. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").



                       In managing the NWQ Multi-Cap Value Fund, NWQ will select foreign securities according to the same standards it applies to domestic securities.






                       Taxable Bonds

                       The Balanced Stock and Bond Fund invests the fixed income portion of its portfolio in taxable bonds. Eligible taxable bonds are U.S. Treasury and other investment-grade bonds with maturities of one to 15 years. We focus on U.S. Treasury securities but may purchase other bonds from time to time if market conditions warrant. Investment-grade securities are those rated in the four highest categories by Moody's Investors Service, Standard & Poor's or Fitch Ratings when purchased.

                       Municipal Obligations

                       The Balanced Municipal and Stock Fund invests the fixed income portion of its portfolio in municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. Municipal bonds pay income that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. A municipality may issue general obligation bonds which are secured by its taxing power, or it may issue revenue bonds that are payable from the revenues of a particular project or a special excise tax.

                       The Balanced Municipal and Stock Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The Balanced Municipal and Stock Fund will purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. We will not invest more than 20% of the fund's municipal investments in this type of unrated municipal obligation. These policies can only be changed by shareholder vote.

                       The Balanced Municipal and Stock Fund will invest at least 80% of its municipal assets in investment-grade quality municipal bonds with effective remaining maturities of no more than 15 years. This policy will not limit the stated or nominal maturities of the municipal bonds in which the fund invests. The effective remaining maturity of a municipal bond may be shorter than its stated maturity for a variety of reasons, including the bond's call features, its stated or expected payment schedule or other terms or conditions that may cause the bond to have the risk of price fluctuations of an otherwise comparable but shorter-term bond.

Section 2  How We Manage Your Money

                       Short-Term Investments

                       The funds may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The Balanced Municipal and Stock
                       Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Delayed Delivery Transactions

                       The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.


                                                 [GRAPHIC]

                                         How We Select Investments


                       We adhere to disciplined, value-driven investment strategies whose aim is to achieve each fund's investment objective. We emphasize securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.


                       Equity Securities


                       Institutional Capital selects for the Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund stocks from a universe of approximately 450 large and midsize companies with at least $500 million in market capitalization. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. Based on a qualitative assessment of each company's prospects, Institutional Capital then looks for a catalyst that Institutional Capital believes will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or as complex as a fundamentally improved industry outlook. Institutional Capital generally buys only 40 to 50 stocks which it believes have at least 15% price appreciation potential over the next 18 months for the equity portion of each of such funds' investment portfolio.





                       NWQ selects equity securities for the NWQ Multi-Cap Value Fund through bottom up fundamental research focusing on both fundamental valuation and qualitative measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a turn in a company's fundamentals. The investment process seeks to add value through active management and through research aimed at selecting companies that possess opportunities underappreciated or misperceived by the market. NWQ applies a sell discipline emphasizing elimination or reduction of positions that no longer possess favorable risk/reward characteristics, attractive valuations or catalysts. NWQ maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.



                       Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what we believe are their full value or may go down in price.


                                            Section 2  How We Manage Your Money

                       Taxable Fixed-Income Securities

                       Institutional Capital selects taxable fixed-income securities for the Balanced Stock and Bond Fund based on its general outlook for the fixed-income markets as well as a detailed analysis of expected yield curve changes. Institutional Capital uses proprietary quantitative models and qualitative assessments of top-down economic and market factors to develop an outlook on interest rates. Institutional Capital then analyzes the current shape of the yield curve as well as expected changes under different scenarios. Institutional Capital selects the specific mix of maturities that offer the best balance of current income and capital preservation potential in light of current and expected market conditions.

                       Municipal Obligations for the Balanced Municipal and Stock Fund

                       NIAC selects municipal bonds for the Balanced Municipal and Stock Fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NIAC is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover


                       A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The funds (other than the NWQ Multi-Cap Value
                       Fund) anticipate that they may engage in active trading in equity securities. The equity portfolio turnover rate for the Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund will generally be between 100% and 200%. The portfolio turnover rate for the NWQ Multi-Cap Value Fund will generally be between 30% and 75%. The Balanced Municipal and Stock Fund expects annual municipal portfolio turnover to be significantly less than 75%. The Balanced Stock and Bond Fund anticipates that its annual bond portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds' performance.



                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds' value-oriented investment style may not be successful in realizing the funds' investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

                       Market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to market risk. Market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of

Section 2  How We Manage Your Money
                       your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.


                       Foreign investment risk: Securities of foreign issuers (which are limited to 25% of net assets for the Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund and 35% of total assets for the NWQ Multi-Cap Value Fund) present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:


                        . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

                        . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

                        . Foreign markets may be less liquid and more volatile than U.S. markets.

                        . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's foreign currency holdings.




                       Small and medium sized company risk: Small and medium sized company securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies.



                       Interest rate risk: Because the Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund also invest in bonds and the funds may invest in convertible bonds, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.



                       Income risk: The Balanced Municipal and Stock Fund's and Balanced Stock and Bond Fund's investment in bonds, and the funds' potential investment in convertible bonds, exposes the funds to income risk. Income risk is the risk that the income from the funds will decline because of falling market interest rates. This can result when the funds invest the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below a portfolio's current earnings rate.


                                            Section 2  How We Manage Your Money

                       Credit risk: The Balanced Municipal and Stock Fund's and Balanced Stock and Bond Fund's investment in bonds, and the funds' potential investment in convertible bonds, also exposes the funds to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.


                       Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.


                       Correlation risk: Although the prices of equity and fixed-income securities often rise and fall at different times so that a fall in the price of one is offset by a rise in the price of the other, in a down market the prices of these securities can also fall in tandem. Because the Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund invest in stocks and bonds, they are subject to correlation risk.




                                                 [GRAPHIC]

                                            How We Manage Risk


                       Time-tested risk management strategies including broad portfolio diversification and a sell discipline are utilized to help protect your capital during periods of market uncertainty or weakness. The Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund also invest in quality bonds whose steady income and relative price stability can help reduce volatility and stabilize returns in down markets. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.


                       Portfolio Allocation Targets and Ranges


                       The Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund follow a disciplined asset allocation methodology that keeps your portfolio mix within a defined range over time as market conditions change. The funds have established the following allocation targets and operating ranges for each asset class:



                                             Nuveen        Nuveen
                               Nuveen       Balanced      Balanced
                             Large-Cap    Municipal and   Stock and
                             Value Fund    Stock Fund     Bond Fund
                           -------------- ------------- -------------
                           Target  Range  Target Range  Target Range
          -----------------------------------------------------------
          Stocks            90%   65-100%  35%   30-50%  55%   40-70%
          Bonds              --        --  60%   50-70%  40%   25-55%
          Cash Equivalents  10%     0-35%   5%    0-10%   5%    0-20%


                       A fund's Board of Trustees may change the target investment mix and operating ranges for each asset class without shareholder approval. The Balanced Municipal and Stock Fund will not set the minimum allowable allocation for municipal bonds below 50%.


                       The Large-Cap Value Fund's, Balanced Municipal and Stock Fund's and Balanced Stock and Bond Fund's approach to equity investing may provide a measure of protection in adverse markets. The funds focus on stocks primarily of established, well-known companies which generally have been better positioned to weather adverse markets than smaller, less established


Section 2  How We Manage Your Money
                       companies. The funds purchase stocks with low valuations, measured by their relative price-to-earnings ratio. The prices of these types of stocks have often fallen less than more fully valued stocks during market downturns. In addition, the Large-Cap Value Fund frequently invests a small portion of its portfolio in cash equivalents which can provide a measure of added stability during adverse market conditions. For the Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund, the funds' allocation to bonds and cash equivalents can also provide a measure of added stability during adverse market conditions.





                       NWQ Multi-Cap Value Fund



                       The NWQ Multi-Cap Value Fund's investment philosophy and process stress the importance of attractive risk/reward characteristics, solid balance sheets and cash flow strength, providing a measure of protection in adverse markets. The NWQ Multi-Cap Value Fund generally purchases undervalued stocks with attractive risk/reward characteristics. The prices of these types of stocks frequently decline less than more fully valued stocks during market downturns. In addition, the NWQ Multi-Cap Value Fund's policy of only purchasing foreign securities that are dollar denominated potentially reduces the risks associated with foreign investment.


                       Investment Limitations


                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval that are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:


                        . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);


                        . 25% in any one industry (except U.S. government securities and, in the case of the Balanced Municipal and Stock Fund, municipal securities backed by governmental users).



                       Please see the Statement of Additional Information for a more detailed discussion of investment limitations.



                       Hedging and Other Defensive Investment Strategies



                       Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of a fund's assets invested in an asset category (if applicable) may fall outside its allowable range, and the fund may not achieve its investment objective.



                       Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to reduce transaction costs, to manage cash flows, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to enhance returns, to limit the risk of price fluctuations, to preserve capital or to hedge against interest rate changes.



                       These hedging strategies include using derivatives, such as financial futures contracts, options on financial futures, or stock index options. The NWQ Multi-Cap Value Fund may also use forward foreign currency contracts, futures, over-the-counter options and swaps. These strategies may reduce fund returns and will benefit a fund largely to the extent we are able to use them successfully. However, a fund could lose money on futures transactions or an option can expire worthless.





                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares


                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments, LLC ("Nuveen"), a wholly-owned subsidiary of Nuveen Investments, Inc., and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:




                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
 Amount of Purchase                 Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          5.75%                6.10%                 5.00%
 $50,000 but less than $100,000             4.50                 4.71                  4.00
 $100,000 but less than $250,000            3.75                 3.90                  3.25
 $250,000 but less than $500,000            2.75                 2.83                  2.50
 $500,000 but less than $1,000,000          2.00                 2.04                  1.75
 $1,000,000 and over                        --/1/                --                    --/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                  5%  4%  4%  3%  2%  1%   None


                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.


                       Class C Shares


                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.


                       Class R Shares


                       You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. If you held shares of the PBHG Special Equity Fund on December 5, 2002, you are eligible to purchase Class R Shares of the NWQ Multi-Cap Value Fund. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.



                                                 [GRAPHIC]

             How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


Class A Sales Charge     Class A Sales Charge        Class R Eligibility
Reductions               Waivers                     . Certain employees and
.. Rights of accumulation . Certain Nuveen Defined      directors of Nuveen or
.. Letter of intent         Portfolio or Exchange-      employees of authorized
.. Group purchase           Traded Fund                 dealers
                           reinvestments             . Bank trust departments
                         . Retirement plans          . Certain PBHG Special
                         . Certain employees and       Equity Fund
                           directors of Nuveen or      Shareholders (for the
                           employees of authorized     NWQ Multi-Cap Value
                           dealers                     Fund only)
                         . Bank trust departments


                       In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional

                                     Section 3  How You Can Buy and Sell Shares

                       Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                                             How To Buy Shares


                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business. Generally, the Exchange is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day (normally 4 p.m. New York time) will receive that day's closing share price, otherwise you will receive the next business day's price.


                       Through a Financial Advisor


                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.


                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       On-line

                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from our website. To access your account, follow the links on www.nuveen.com to account access and choose mutual funds. The system will walk you through the log-in process.

                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.


                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the

                                     Section 3  How You Can Buy and Sell Shares
                       fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                                            How to Sell Shares


                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. You may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the date of purchase. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

Section 3  How You Can Buy and Sell Shares

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       On-line

                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links on www.nuveen.com to account access and choose mutual funds. The system will walk you through the log-in process.

                       You may also redeem or exchange shares via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.



                                     Section 3  How You Can Buy and Sell Shares

23

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.



                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption


From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and
             Taxes

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Foreign Income Tax Considerations

                       Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                       Taxes and Tax Reporting

                       The funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. Because the Balanced Municipal and Stock Fund invests in municipal bonds, certain dividends you receive may be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT). The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends, including the amount of any dividends exempt from regular federal income taxation, that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                       Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Section 4  General Information

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

                       Distribution Schedule


                                  Tax-Free Dividends Taxable Dividends Capital Gains
------------------------------------------------------------------------------------
NWQ Multi-Cap Value Fund               None              Annually        Annually
Large-Cap Value Fund                   None              Annually        Annually
Balanced Municipal and Stock Fund      Monthly           Annually        Annually
Balanced Stock and Bond Fund           None              Quarterly       Annually



                                                 [GRAPHIC]

                                      Distribution and Service
             Plans

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

                                                 Section 4  General Information

                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.


                       In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the Nasdaq National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or Nasdaq National Market are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair value based on prices of comparable securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the funds, or its designee, may establish a fair value for the security. See the Statement of Additional Information for details.


                       If a fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


                                                 [GRAPHIC]

                       Frequent Trading


                       Short-term or excessive trading into and out of a fund may interfere with portfolio management, raise fund operating expenses, or otherwise have an adverse effect on other shareholders. Each fund reserves the right to limit, restrict, or refuse purchase or exchange requests.





                                                 [GRAPHIC]

                       Fund Service Providers

                       The custodian of the assets of the funds is State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

Section 5  Financial Highlights



The financial highlights table is intended to help you understand each fund's financial performance for the past five years or the life of the fund, if shorter. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). For the Nuveen NWQ Multi-Cap Value Fund the information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the SAI and the fund's annual report, which are available upon request. The Nuveen NWQ Multi-Cap Value Fund acquired the assets of the PBHG Special Equity Fund in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 6, 2002. The Nuveen NWQ Multi-Cap Value Fund had no assets prior to the date of the acquisition. Consequently, the information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the financial history of the predecessor fund. For the Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and the Nuveen Balanced Stock and Bond Fund the information for the fiscal years ended
June 30, 2002 and June 30, 2003 has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the SAI and annual reports, which are available upon request. The information for the prior fiscal years was audited by Arthur Andersen LLP.




Nuveen NWQ Multi-Cap Value Fund



Class
(Inception                     Investment Operations           Less Distributions
Date)                     ------------------------------  ---------------------------  -----------------


                                             Net
                                       Realized/
                                 Net  Unrealized                                       Ending
                Beginning Investment  Investment                 Net                      Net
                Net Asset     Income        Gain          Investment  Capital          Assets     Total
                    Value  (Loss)(a)      (Loss)    Total     Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------
Class A (12/02)
  4/01/03-
   6/30/03         $11.54      $ .02      $ 3.04  $ 3.06       $  --   $   --  $   --  $14.60     26.52%
  12/09/02-
   3/31/03          11.86         --        (.27)   (.27)       (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
  4/01/03-
   6/30/03          11.58         --        3.03    3.03          --       --      --   14.61     26.17
  12/09/02-
   3/31/03          11.86       (.04)       (.24)   (.28)         --       --      --   11.58     (2.36)
Class C (12/02)
  4/01/03-
   6/30/03          11.58       (.01)       3.05    3.04          --       --      --   14.62     26.25
  12/09/02-
   3/31/03          11.86       (.02)       (.26)   (.28)         --       --      --   11.58     (2.36)
Class R (11/97)
  4/01/03-
   6/30/03          11.51        .02        3.04    3.06          --       --      --   14.57     26.59
  Year Ended 3/31:
   2003(d)          13.92        .08       (2.38)  (2.30)       (.11)      --    (.11)  11.51    (16.52)
  11/01/01-
   3/31/02(e)       11.73        .05        2.20    2.25        (.06)      --    (.06)  13.92     19.20
  Year Ended 10/31:
   2001(f)          13.28        .08         .09     .17        (.06)   (1.66)  (1.72)  11.73      1.23
   2000(f)          11.84        .07        1.55    1.62        (.07)    (.11)   (.18)  13.28     13.80
   1999(f)          10.01        .03        1.88    1.91        (.03)    (.05)   (.08)  11.84     19.33
  11/04/97-
   10/31/98(g)      10.00        .02        (.01)    .01          --       --      --   10.01       .10
---------------------------------------------------------------------------------------------------------



 Ratios/Supplemental Data
-------------------------------------------
                      Ratio of
                           Net
         Ratio of   Investment
         Expenses       Income
 Ending        to    (Loss) to
    Net   Average      Average   Portfolio
 Assets       Net          Net    Turnover
  (000) Assets(c)    Assets(c)        Rate
-------------------------------------------


$ 4,732      1.66%*        .59%*        13%

    294      1.75*        (.04)*        52


    193      2.43*        (.08)*        13

     20      2.50*       (1.16)*        52


    416      2.44*        (.33)*        13

      2      2.50*        (.62)*        52


 26,777      1.41*         .56*         13

 21,795      1.36          .62          52

 25,505      1.25*         .86*         14

 16,996      1.25          .54          66
 29,547      1.15          .60          49
 16,406      1.22          .26          26

 14,167      1.16*         .42*         23
-------------------------------------------

*  Annualized.

(a) Per share Net Investment Income is calculated using the average daily shares method.


(b) Total returns are calculated on net asset value without any sales charge and are not annualized.


(c) After expense reimbursement from the adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2003 are 1.66%*, 2.43%*, 2.44%* and 1.41%* for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2003 are .60%*, (.08)%*, (.33)%* and .56%* for classes A, B, C and R, respectively.


(d) Information represents the performance history of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.


(e) Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.


(f) Information represents the performance history of the NWQ Special Equity Portfolio ( a series of the UAM Funds, Inc.).


(g) The NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.) commenced operations on November 4, 1997.




                                                Section 5  Financial Highlights

Nuveen Large-Cap Value Fund



Class
(Inception                Investment Operations           Less Distributions
Date)                ------------------------------  ---------------------------                     --------

                                        Net
                                  Realized/
                                 Unrealized                                       Ending               Ending
           Beginning        Net  Investment                 Net                      Net                  Net
Year Ended Net Asset Investment        Gain          Investment  Capital           Asset     Total     Assets
June 30,       Value  Income(a)      (Loss)    Total     Income    Gains    Total  Value Return(b)      (000)
--------------------------------------------------------------------------------------------------------------

Class A (8/96)
   2003       $21.35      $ .08      $(1.43) $(1.35)      $(.07)  $   --  $ (.07) $19.93     (6.28)% $445,050
   2002        24.40        .08       (3.06)  (2.98)       (.07)      --    (.07)  21.35    (12.23)   577,946
   2001        24.35        .16        2.49    2.65        (.21)   (2.39)  (2.60)  24.40     11.02    672,917
   2000        27.07        .22       (1.62)  (1.40)       (.25)   (1.07)  (1.32)  24.35     (5.33)   669,651
   1999        26.50        .19        2.64    2.83        (.04)   (2.22)  (2.26)  27.07     12.37    793,546

Class B (8/96)
   2003        21.08       (.06)      (1.40)  (1.46)         --       --      --   19.62     (6.93)    55,129
   2002        24.19       (.10)      (3.01)  (3.11)         --       --      --   21.08    (12.86)    73,011
   2001        24.17       (.03)       2.46    2.43        (.02)   (2.39)  (2.41)  24.19     10.23     91,117
   2000        26.87        .03       (1.60)  (1.57)       (.06)   (1.07)  (1.13)  24.17     (5.97)    93,275
   1999        26.47        .01        2.61    2.62          --    (2.22)  (2.22)  26.87     11.52     95,174

Class C (8/96)
   2003        21.04       (.06)      (1.40)  (1.46)         --       --      --   19.58     (6.94)    42,105
   2002        24.16       (.10)      (3.02)  (3.12)         --       --      --   21.04    (12.91)    53,729
   2001        24.13       (.03)       2.47    2.44        (.02)   (2.39)  (2.41)  24.16     10.24     63,835
   2000        26.84        .03       (1.61)  (1.58)       (.06)   (1.07)  (1.13)  24.13     (5.97)    55,303
   1999        26.43        .01        2.62    2.63          --    (2.22)  (2.22)  26.84     11.58     41,071

Class R (8/96)
   2003        21.41        .13       (1.43)  (1.30)       (.12)      --    (.12)  19.99     (5.99)    16,828
   2002        24.46        .13       (3.05)  (2.92)       (.13)      --    (.13)  21.41    (11.98)    17,585
   2001        24.41        .22        2.49    2.71        (.27)   (2.39)  (2.66)  24.46     11.24     19,188
   2000        27.14        .28       (1.62)  (1.34)       (.32)   (1.07)  (1.39)  24.41     (5.13)    17,604
   1999        26.52        .24        2.67    2.91        (.07)   (2.22)  (2.29)  27.14     12.71     16,904
--------------------------------------------------------------------------------------------------------------



 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


     1.45%        .45%        90%
     1.36         .33         81
     1.33         .63         90
     1.30         .85        155
     1.24         .76        134


     2.21        (.31)        90
     2.11        (.42)        81
     2.08        (.11)        90
     2.06         .11        155
     1.99         .03        134


     2.21        (.31)        90
     2.11        (.42)        81
     2.07        (.13)        90
     2.07         .09        155
     1.98         .04        134


     1.20         .70         90
     1.11         .58         81
     1.08         .88         90
     1.06        1.09        155
      .99        1.00        134
---------------------------------





(a) Per share Net Investment Income is calculated using the average daily shares method.


(b) Total returns are calculated on net asset value without any sales charge and are not annualized.


(c) After expense reimbursement from the adviser, where applicable.


Section 5  Financial Highlights

Nuveen Balanced Municipal and Stock Fund



Class
(Inception                   Investment Operations           Less Distributions
Date)                    -----------------------------  ---------------------------                     --------

                                           Net
                                     Realized/
                                    Unrealized                                       Ending               Ending
               Beginning        Net Investment                 Net                      Net                  Net
Year Ended     Net Asset Investment       Gain          Investment  Capital           Asset     Total     Assets
June 30,           Value  Income(a)     (Loss)    Total     Income    Gains    Total  Value Return(b)      (000)
-----------------------------------------------------------------------------------------------------------------

Class A (8/96)
  2003            $21.45       $.49     $ (.57) $ (.08)      $(.58)  $   --  $ (.58) $20.79      (.25)% $ 59,780
  2002             24.15        .61      (2.54)  (1.93)       (.71)    (.06)   (.77)  21.45     (8.11)    68,197
  2001             24.31        .73       1.09    1.82        (.85)   (1.13)  (1.98)  24.15      7.60     85,586
  2000             25.45        .74       (.96)   (.22)       (.81)    (.11)   (.92)  24.31      (.83)    93,400
  1999             25.46        .62        .70    1.32        (.65)    (.68)  (1.33)  25.45      5.49    123,917

Class B (8/96)
  2003             22.14        .36       (.60)   (.24)       (.27)      --    (.27)  21.63     (1.01)    26,534
  2002             24.74        .45      (2.60)  (2.15)       (.39)    (.06)   (.45)  22.14     (8.78)    34,071
  2001             24.70        .56       1.10    1.66        (.49)   (1.13)  (1.62)  24.74      6.85     41,641
  2000             25.65        .57       (.97)   (.40)       (.44)    (.11)   (.55)  24.70     (1.57)    45,779
  1999             25.53        .46        .68    1.14        (.34)    (.68)  (1.02)  25.65      4.71     52,718

Class C (8/96)
  2003             22.12        .35       (.59)   (.24)       (.27)      --    (.27)  21.61     (1.01)     9,083
  2002             24.72        .46      (2.61)  (2.15)       (.39)    (.06)   (.45)  22.12     (8.79)    10,828
  2001             24.68        .56       1.10    1.66        (.49)   (1.13)  (1.62)  24.72      6.86     14,302
  2000             25.63        .57       (.97)   (.40)       (.44)    (.11)   (.55)  24.68     (1.57)    14,837
  1999             25.51        .45        .69    1.14        (.34)    (.68)  (1.02)  25.63      4.71     20,498

Class R (8/96)
  2003             21.17        .53       (.57)   (.04)       (.67)      --    (.67)  20.46      (.02)       731
  2002             23.90        .67      (2.52)  (1.85)       (.82)    (.06)   (.88)  21.17     (7.84)       783
  2001             24.13        .78       1.09    1.87        (.97)   (1.13)  (2.10)  23.90      7.84      1,120
  2000             25.33        .80       (.96)   (.16)       (.93)    (.11)  (1.04)  24.13      (.64)     1,111
  1999             25.39        .68        .71    1.39        (.77)    (.68)  (1.45)  25.33      5.81      1,182
-----------------------------------------------------------------------------------------------------------------


Class
(Inception      Ratios/Supplemental Data
Date)          ---------------------------------
                            Ratio of
                Ratio of         Net
                Expenses  Investment
                      to   Income to
                 Average     Average  Portfolio
Year Ended           Net         Net   Turnover
June 30,       Assets(c)   Assets(c)       Rate
------------------------------------------------

Class A (8/96)
  2003              1.25%       2.44%        38%
  2002              1.25        2.68         34
  2001              1.24        2.98         37
  2000              1.21        3.01         53
  1999              1.19        2.52         52

Class B (8/96)
  2003              2.00        1.71         38
  2002              2.00        1.93         34
  2001              1.99        2.23         37
  2000              1.96        2.26         53
  1999              1.94        1.83         52

Class C (8/96)
  2003              2.00        1.69         38
  2002              2.00        1.94         34
  2001              1.99        2.23         37
  2000              1.96        2.27         53
  1999              1.94        1.80         52

Class R (8/96)
  2003              1.00        2.69         38
  2002              1.00        2.94         34
  2001              1.00        3.22         37
  2000               .96        3.26         53
  1999               .94        2.76         52
------------------------------------------------





(a) Per share Net Investment Income is calculated using the average daily shares method.


(b) Total returns are calculated on net asset value without any sales charge and are not annualized.


(c) After expense reimbursement from the adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2003 are 1.24%, 1.99%, 1.99% and .99% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2003 are 2.45%, 1.71%, 1.70% and 2.69% for classes A, B, C and R, respectively.


                                                Section 5  Financial Highlights

Nuveen Balanced Stock and Bond Fund



                                                       Investment Operations           Less Distributions
Class (Inception Date)                             -----------------------------  ---------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                       Ending
                                         Beginning        Net Investment                 Net                      Net
                                         Net Asset Investment       Gain          Investment  Capital           Asset     Total
Year Ended June 30,                          Value  Income(a)     (Loss)    Total     Income    Gains    Total  Value Return(b)
----------------------------------------------------------------------------------------------------------------------------------

Class A (8/96)
 2003                                       $23.48       $.38     $ (.65) $ (.27)      $(.43)  $ (.06) $ (.49) $22.72      (.99)%
 2002                                        25.25        .44      (1.73)  (1.29)       (.47)    (.01)   (.48)  23.48     (5.14)
 2001                                        25.20        .57       2.00    2.57        (.58)   (1.94)  (2.52)  25.25     10.39
 2000                                        27.18        .69      (1.02)   (.33)       (.70)    (.95)  (1.65)  25.20     (1.23)
 1999                                        26.39        .58       1.93    2.51        (.57)   (1.15)  (1.72)  27.18     10.21

Class B (8/96)
 2003                                        23.48        .22       (.65)   (.43)       (.27)    (.06)   (.33)  22.72     (1.73)
 2002                                        25.25        .25      (1.72)  (1.47)       (.29)    (.01)   (.30)  23.48     (5.86)
 2001                                        25.20        .37       2.00    2.37        (.38)   (1.94)  (2.32)  25.25      9.58
 2000                                        27.18        .50      (1.02)   (.52)       (.51)    (.95)  (1.46)  25.20     (1.97)
 1999                                        26.39        .39       1.93    2.32        (.38)   (1.15)  (1.53)  27.18      9.39

Class C (8/96)
 2003                                        23.49        .22       (.65)   (.43)       (.27)    (.06)   (.33)  22.73     (1.73)
 2002                                        25.26        .25      (1.72)  (1.47)       (.29)    (.01)   (.30)  23.49     (5.86)
 2001                                        25.21        .37       2.00    2.37        (.38)   (1.94)  (2.32)  25.26      9.58
 2000                                        27.19        .50      (1.02)   (.52)       (.51)    (.95)  (1.46)  25.21     (1.93)
 1999                                        26.39        .40       1.93    2.33        (.38)   (1.15)  (1.53)  27.19      9.39

Class R (8/96)
 2003                                        23.47        .44       (.64)   (.20)       (.49)    (.06)   (.55)  22.72      (.70)
 2002                                        25.24        .50      (1.72)  (1.22)       (.54)    (.01)   (.55)  23.47     (4.90)
 2001                                        25.19        .62       2.01    2.63        (.64)   (1.94)  (2.58)  25.24     10.66
 2000                                        27.18        .76      (1.03)   (.27)       (.77)    (.95)  (1.72)  25.19     (1.02)
 1999                                        26.39        .65       1.93    2.58        (.64)   (1.15)  (1.79)  27.18     10.48
----------------------------------------------------------------------------------------------------------------------------------


                                                 Ratios/Supplemental Data
Class (Inception Date)                   ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended June 30,                        (000) Assets(c)   Assets(c)       Rate
----------------------------------------------------------------------------------

Class A (8/96)
 2003                                    $36,751      1.25%       1.77%        68%
 2002                                     42,907      1.25        1.76         82
 2001                                     49,030      1.25        2.20         73
 2000                                     52,470      1.21        2.66         81
 1999                                     67,512      1.19        2.27         96

Class B (8/96)
 2003                                     12,255      2.00        1.02         68
 2002                                     13,067      2.00        1.01         82
 2001                                     12,243      2.00        1.43         73
 2000                                     11,200      1.96        1.92         81
 1999                                     12,856      1.94        1.54         96

Class C (8/96)
 2003                                      7,541      2.00        1.03         68
 2002                                      6,686      2.00        1.01         82
 2001                                      6,498      2.00        1.44         73
 2000                                      6,620      1.96        1.93         81
 1999                                      7,142      1.94        1.54         96

Class R (8/96)
 2003                                      7,048      1.00        2.03         68
 2002                                      5,324      1.00        2.01         82
 2001                                      5,396      1.00        2.42         73
 2000                                      4,625       .96        2.91         81
 1999                                      4,445       .94        2.53         96
----------------------------------------------------------------------------------





(a) Per share Net Investment Income is calculated using the average daily shares method.


(b) Total returns are calculated on net asset value without any sales charge and are not annualized.


(c) After expense reimbursement from the adviser, where applicable.




Section 5  Financial Highlights

Nuveen Investments Mutual Funds


Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.


Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ International Value Fund
Growth
Nuveen Rittenhouse Growth Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, NIAC, NWQ and ICAP. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen Investments at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial advisor for copies.


You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.


The funds are series of Nuveen Investment Trust, whose file number is 811-07619.


1. Long-term and insured long-term portfolios.



MPR-GRINC-1003D NA

                                                               October 28, 2003


Nuveen Investment Trust


Nuveen NWQ Multi-Cap Value Fund


Nuveen Large-Cap Value Fund





Nuveen Balanced Municipal and Stock Fund




Nuveen Balanced Stock and Bond Fund


Statement of Additional Information


   This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC ("Nuveen"), or from a Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Funds. The Prospectus for the Funds is dated October 28, 2003.


Table of Contents

                                                                                     Page
                                                                                     ----

General Information.................................................................  B-2

Investment Policies and Restrictions................................................  B-2

Investment Policies and Techniques..................................................  B-4

Management.......................................................................... B-25

Fund Manager and Sub-Advisers....................................................... B-37

Portfolio Transactions.............................................................. B-39

Net Asset Value..................................................................... B-41

Tax Matters......................................................................... B-42

Performance Information............................................................. B-45

Additional Information on the Purchase and Redemption of Fund Shares and Shareholder
  Programs.......................................................................... B-51

Distribution and Service Plans...................................................... B-62

Independent Auditors, Custodian and Transfer Agent.................................. B-64

Financial Statements................................................................ B-64

General Trust Information........................................................... B-64

Appendix A--Ratings of Investments..................................................  A-1


   The audited financial statements for each Fund appear in the Funds' Annual Reports. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

GENERAL INFORMATION


   Nuveen NWQ Multi-Cap Value Fund ("NWQ Multi-Cap Fund"), Nuveen Large-Cap Value Fund ("Large-Cap Value Fund"), Nuveen Balanced Municipal and Stock Fund ("Muni/Stock Fund") and Nuveen Balanced Stock and Bond Fund ("Stock/Bond Fund") (individually a "Fund" and collectively the "Funds") are series of the Nuveen Investment Trust (the "Trust"), an open-end diversified management series investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, four series of the Trust are authorized and outstanding. The name of the Nuveen Growth and Income Stock Fund was changed to the Nuveen Large-Cap Value Fund on January 2, 2001. Effective as of the close of business on December 6, 2002, the NWQ Multi-Cap Fund acquired the assets of PBHG Special Equity Fund (formerly known as the PBHG New Perspective Fund) of PBHG Funds. In addition, effective as of the close of business on December 14, 2001, PBHG Special Equity Fund acquired the assets of NWQ Special Equity Portfolio of UAM Funds, Inc. The PBHG Special Equity Fund and the NWQ Special Equity Portfolio are referred to herein as the "Predecessor Funds."



   Certain matters under the Investment Company Act of 1940 (the "1940 Act"), which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.


INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

      (1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.




      (2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.


      (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.




      (4) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.


      (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

      (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).


      (7) Except for the NWQ Multi-Cap Fund, issue senior securities, except as permitted under the 1940 Act. The NWQ Multi-Cap Fund may issue senior securities, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

      (8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof and, in the case of the Muni/Stock Fund to Municipal Obligations, other than those Municipal Obligations backed only by the assets and revenues of non-governmental users).

   The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   For the purpose of applying the limitation set forth in restriction (1) above to Municipal Obligations an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such Municipal Obligation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the assets of the Muni/Stock Fund that may be invested in Municipal Obligations insured by any given insurer.


   The foregoing fundamental investment policies, together with the investment objective of each of the Funds and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.


   In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

      (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

      (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

      (3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

      (4) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its net assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to the NWQ Multi-Cap Fund or to securities of pooled investment vehicles or mortgage or asset-backed securities.



      (5) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and applicable state law.


      (6) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

      (7) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

      (8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

      (9) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.



INVESTMENT POLICIES AND TECHNIQUES

   The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

Investment in Municipal Obligations

Portfolio Investments

   Except to the extent the Muni/Stock Fund invests in temporary investments as described below, all of the Muni/Stock Fund's investments in Municipal Obligations will be comprised of tax-exempt Municipal Obligations that are either (1) rated, at the time of purchase, within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch") or Standard & Poor's Ratings Group ("S&P") or (2) unrated but which, in the opinion of Nuveen Institutional Advisory Corp. ("NIAC"), have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations so rated; provided, however, that not more than 20% of the Muni/Stock Fund's investments in Municipal Obligations, may be in such unrated bonds. The foregoing policies are fundamental policies of the Muni/Stock Fund. Municipal Securities rated Baa or BBB are considered "investment grade" securities; Municipal Securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Securities rated BBB are regarded as having an adequate capacity to pay principal and interest. Municipal Securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. A general description of Moody's, Fitch's and S&P's ratings is set forth in Appendix A hereto. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Municipal Securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

   The foregoing policies as to rating of investments in securities will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, Fitch or S&P downgrades its assessment of the credit characteristics of a particular issuer.

   The municipal portfolio manager of the Muni/Stock Fund pursues a value oriented approach for selecting municipal securities by seeking to identify underrated or undervalued Municipal Obligations. Underrated Municipal Obligations are those whose ratings do not, in NIAC's opinion, reflect their true value. Such Municipal Obligations may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal Obligations that are undervalued or that represent undervalued municipal market sectors are Municipal Obligations that, in NIAC's opinion, are worth more than the value assigned to them in the marketplace. Municipal Obligations of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Obligations of the market sector for reasons that do not apply to the particular Municipal Obligations that are considered undervalued. The Muni/Stock Fund's investment in underrated or undervalued Municipal Obligations will be based on NIAC's belief that their prices should ultimately reflect their true value.

   The Muni/Stock Fund has not established any limit on the percentage of its portfolio of investments that may be invested in Municipal Obligations subject to the alternative minimum tax provisions of Federal tax law. Consequently, a substantial portion of the current income produced by the Fund may be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

   Also included within the general category of Municipal Obligations described in the Muni/Stock Fund Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Muni/Stock Fund will seek to minimize these risks by not investing more than 20% of the assets allocated to investments in Municipal Obligations in Municipal Lease Obligations that contain "non-appropriation" clauses, and by only investing in those "non-appropriation" Municipal Lease Obligations where
(1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obligor has maintained good market acceptability in the past, and (4) the investment is of a size that will be attractive to institutional investors.

   During temporary defensive periods (e.g., times when, in NIAC's opinion, the ability of the Muni/Stock Fund to meet its long-term investment objectives and preserve the asset value of a Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. Temporary investments may be either tax-exempt or taxable. To the extent the Muni/Stock Fund invests in taxable temporary investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking income exempt from federal income tax. For further information, see "Cash Equivalents and Short-Term Investments" below.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by

Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities


   The Large-Cap Value Fund may invest up to 35% of their total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of their total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. The Stock/Bond Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. The Muni/Stock Fund may invest up to 10% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The NWQ Multi-Cap Fund may invest up to 100% of its total assets, for temporary defensive purposes or to keep cash on hand fully invested, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. Short-term taxable fixed income securities are defined to include, without limitation, the following:


      (1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
   (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. The Muni/Stock Fund may only invest in government securities with maturities of less than one year or that have a variable or floating rate of interest. In addition, the European Value Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

      (2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Muni/Stock Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.


      (3) The Large-Cap Value Fund, NWQ Multi-Cap Fund and the Stock/Bond Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.


      (4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


      (5) The Large-Cap Value Fund and the NWQ Multi-Cap Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.



      (6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Large-Cap Value Fund, NWQ Multi-Cap Fund and the Stock/Bond Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, or F2 or higher by Fitch. The Muni/Stock Fund may only invest in commercial paper, corporate notes, corporate bonds or corporate debentures that are rated within the highest grade by Moody's, Fitch or S&P and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

   The Muni/Stock Fund may invest up to 10% of its total assets and during certain temporary periods, in order to keep cash on hand fully invested or as a defensive measure in response to prevailing market conditions, up to 100% of its total assets as "temporary investments" in cash equivalent and short-term fixed income securities that are either taxable or tax-exempt. The short-term taxable fixed income securities are described above. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

   Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

   Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

   Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

   Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

   Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

   Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Muni/Stock Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Equity Securities


   Under normal market conditions, the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund will invest the assets allocated to equity investments primarily in equity securities of domestic companies with market capitalizations of at least $500 million ("Equity Securities"). Equity Securities include, but are not limited to, common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other securities with equity characteristics. The Large-Cap Value Fund, under normal market conditions, will invest at least 80% of its total assets in Equity Securities which do not include warrants or rights to purchase common stock. Through its investment strategy the Large-Cap Value Fund seeks to provide higher returns over time than the S&P 500 with an equal or lower level of risk. Under normal market conditions, the NWQ Multi-Cap Fund will invest at least 80% of its assets in equity securities of companies with large, medium and small capitalizations.



   Convertible bonds and debentures purchased by the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund must be rated Baa or higher by Moody's or BBB or higher by S&P, or Fitch. Bonds rated Baa or BBB, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.



   In addition, the Fund's may invest in dollar-denominated equity securities of foreign issuers, including American Depository Receipts ("ADRs") as described in "Foreign Securities" below.



   Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.



   Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.



   General Risks of Investing in Stocks. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.



   Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:



   *Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;



   *Factors affecting an entire industry, such as increases in production costs; and



   *Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.



   Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

NWQ Multi-Cap Fund Investments



   Under normal conditions, the NWQ Multi-Cap Fund will invest at least 80% of its assets in equity securities of companies with large, medium and small capitalizations.



Small and Medium Capitalization Stocks



   Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the NWQ Multi-Cap Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The NWQ Multi-Cap Fund invests in securities of issuers with small or medium market capitalizations. While the NWQ Multi-Cap Fund intends to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.



Over-the-Counter Market



   The NWQ Multi-Cap Fund may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the NWQ Multi-Cap Fund invests may not be as great as that of other securities and, if the NWQ Multi-Cap Fund were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.



Initial Public Offerings ("IPO")



   The NWQ Multi-Cap Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the NWQ Multi-Cap Fund with a small asset base. The impact of IPOs on the NWQ Multi-Cap Fund's performance likely will decrease as the NWQ Multi-Cap Fund's asset size increases, which could reduce the NWQ Multi-Cap Fund's total returns. IPOs may not be consistently available to the NWQ Multi-Cap Fund for investing, particularly as the NWQ Multi-Cap Fund's asset base grows. Because IPO shares frequently are volatile in price, the NWQ Multi-Cap Fund may hold IPO shares for a very short period of time. This may increase the turnover of the NWQ Multi-Cap Fund and may lead to increased expenses for the NWQ Multi-Cap Fund, such as commissions and transaction costs. By selling shares, the NWQ Multi-Cap Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the NWQ Multi-Cap Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.



   The NWQ Multi-Cap Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities


   The Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund may invest up to 25% of its net assets in foreign securities denominated in U.S. dollars and the NWQ Multi-Cap Fund may invest up to 35% of its total assets in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.


   Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

   The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. However, the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund may only purchase depositary receipts denominated in U.S. dollars. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

   Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

   Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


   The Funds may also invest directly in dollar-denominated securities of foreign issuers. In considering whether to invest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.




   Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.



   Currency Risks. To the extent that a Fund invests in foreign securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, a Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, a Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation, and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The NWQ Multi-Cap Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The NWQ Multi-Cap Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.




Hedging Strategies

General Description of Hedging Strategies


   Each Fund may engage in hedging activities. The adviser or sub-adviser of a Fund, either NIAC, NWQ Investment Management Company, LLC ("NWQ") or Institutional Capital Corporation ("ICAP"), may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures"), forward contracts and options on futures contracts to attempt to hedge the Fund's holdings.


   Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that a Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

   The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

   The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

   Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options

   There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

   The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options

   In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code.

In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the "1934 Act")).

Stock Index Options

   Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

   A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100.

   Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.


   A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of, NWQ, ICAP or NIAC to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.


   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

   Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

   An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

   Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.

However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

   Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

   There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

   A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

   Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

   Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

   As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

   The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on NIAC's, NWQ's or ICAP's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets.This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.


Federal Income Tax Treatment of Futures Contracts


   For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are hereinafter referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract.


   Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives

   The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

   (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Hedging Instruments


   Foreign Currency Transactions. The NWQ Multi-Cap Fund may engage in foreign currency forward contracts, options, and futures transactions. The NWQ Multi-Cap Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the NWQ Multi-Cap Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the NWQ Multi-Cap Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the NWQ Multi-Cap Fund may segregate assets to cover its futures contracts obligations.



   Forward Foreign Currency Exchange Contracts. The NWQ Multi-Cap Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the NWQ Multi-Cap Fund's best interest to do so. The NWQ Multi-Cap Fund will not speculate in foreign currency exchange.



   The NWQ Multi-Cap Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, the NWQ Multi-Cap Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.


   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.


   A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the NWQ Multi-Cap Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the NWQ Multi-Cap Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the NWQ Multi-Cap Fund would not have to exercise its put option. Likewise, if the NWQ Multi-Cap Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the NWQ Multi-Cap Fund would not have to exercise its call. Instead, the NWQ Multi-Cap Fund could acquire in the spot market the amount of foreign currency needed for settlement.



   Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the NWQ Multi-Cap Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the NWQ Multi-Cap Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

   In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U. S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U. S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.


   Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The NWQ Multi-Cap Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.


   Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.


   Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the NWQ Multi-Cap Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the NWQ Multi-Cap Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.



Swaps, Caps, Collars and Floors



Swap Agreements



   A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.



   Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.



   Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.



   A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.



   Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.



   Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.



   Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.



   Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Caps, Collars and Floors



   Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Other Investment Policies and Techniques

Illiquid Securities


   Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to ICAP or NWQ, as applicable, the day-to-day determination of the illiquidity of any equity or taxable fixed-income security held by a Fund for which it serves as sub-adviser and to NIAC as to any municipal security, although NIAC has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed ICAP, NWQ and NIAC to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.


   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box


   When ICAP, NWQ or NIAC, as applicable, believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. The Funds will limit their transactions in short sales against the box to 5% of their net assets. In addition, a Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at

$50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants

   Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Delayed-Delivery Transactions

   Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

   Each Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than each Fund's payment obligation).

Unseasoned Companies


   Each Fund, other than the NWQ Multi-Cap Fund, may not invest more than 5% of its net assets in unseasoned issuers. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification, and competitive strengths of larger corporations. Also, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, a Fund may have to sell portfolio holdings of small companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

Lending of Portfolio Securities

   Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.


Investment Companies



   Each Fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects a Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with a Fund or its investment adviser, may subject the Fund to overlapping fees and expenses that may be payable to the adviser or its affiliates.



Portfolio Turnover



   The portfolio turnover rate for the NWQ Multi-Cap Fund 2002 fiscal year was 14%. This rate was significantly lower than the March 31, 2003 fiscal year's rate of 52%. This was primarily due to the 2002 fiscal year being only five months. The June 30, 2003 fiscal year portfolio turnover rate was 13%, significantly lower than the March 31, 2003 rate due to the June 30, 2003 fiscal year being only three months.

                                  MANAGEMENT


   The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is twelve, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and eleven of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                                Number of
                                                                                              Portfolios in    Other
                                                                                                  Fund       Director-
                      Position(s)    Term of Office                                              Complex       ships
  Name, Address and      Held        and Length of             Principal Occupation(s)          Overseen      Held by
    Date of Birth      with Fund      Time Served                During Past 5 Years           by Trustee     Trustee
--------------------- ----------- --------------------  ------------------------------------- ------------- -----------
Trustees who are not interested persons of the Fund
---------------------------------------------------
William E. Bennett    Trustee     .Term -               Private investor; previously               141          N/A
333 West Wacker Drive              Indefinite(1)        President and C.E.O., Draper &
Chicago, IL 60606                 .Length of Service -  Kramer, Inc. (a private company
(10/16/46)                         Since 2001           that handles mortgage banking, real
                                                        estate development, pension
                                                        advising and real estate
                                                        management) (1995-1998). Prior
                                                        thereto, Executive Vice President
                                                        and Chief Credit Officer of First
                                                        Chicago Corporation and its
                                                        principal subsidiary, The First
                                                        National Bank of Chicago.

Jack B. Evans         Trustee     .Term -               President, The Hall-Perrine                105          See
333 West Wacker Drive              Indefinite(1)        Foundation (a private philanthropic                  Principal
Chicago, IL 60606                 .Length of Service -  corporation); Director, Alliant                     Occupation
(10/22/48)                         Since inception      Energy; Director and Vice                           description
                                                        Chairman, United Fire and Casualty
                                                        Company; Director, Federal Reserve
                                                        Bank of Chicago; previously
                                                        President and Chief Operating
                                                        Officer, SCI Financial Group, Inc.
                                                        (a regional financial services firm).

William L. Kissick    Trustee     .Term -               Professor Emeritus, School of              105          N/A
333 West Wacker Drive              Indefinite(1)        Medicine and the Wharton School
Chicago, IL 60606                 .Length of Service -  of Management and former
(7/29/32)                          Since inception      Chairman, Leonard Davis Institute
                                                        of Health Economics, University of
                                                        Pennsylvania; Adjunct Professor,
                                                        Health Policy and Management,
                                                        Yale University.

Thomas E. Leafstrand  Trustee     .Term -               Retired; previously, Vice President        105          N/A
333 West Wacker Drive              Indefinite(1)        in charge of Municipal
Chicago, IL 60606                 .Length of Service -  Underwriting, Trading, and Dealer
(11/11/31)                         Since inception      Sales at The Northern Trust
                                                        Company.

Sheila W. Wellington  Trustee     .Term -               President of Catalyst (a not-for-          105          N/A
333 West Wacker Drive              Indefinite(1)        profit organization focusing on
Chicago, IL 60606                 .Length of Service -  women's leadership development
(2/24/32)                          Since inception      in business and the professions).

                                                                                                Number of
                                                                                              Portfolios in    Other
                                                                                                  Fund       Director-
                      Position(s)    Term of Office                                              Complex       ships
  Name, Address and      Held        and Length of             Principal Occupation(s)          Overseen      Held by
    Date of Birth      with Fund      Time Served                During Past 5 Years           by Trustee     Trustee
--------------------- ----------- --------------------  ------------------------------------- ------------- -----------

Robert P. Bremner     Trustee     .Term -               Private Investor and Management            140          N/A
333 W. Wacker Drive                Indefinite(1)        Consultant.
Chicago, IL 60606                 .Length of Service -
(1/26/33)                          Since July 2003

Lawrence H. Brown     Trustee     .Term -               Retired (August 1989) as Senior            140          N/A
333 West Wacker Drive              Indefinite(1)        Vice President of The Northern
Chicago, IL 60606                 .Length of Service -  Trust Company; Director of the
(7/29/34)                          Since July 2003      United Way of Highland Park-
                                                        Highwood (since 2002).

Anne E. Impellizzeri  Trustee     .Term -               Retired; formerly, Executive               140          N/A
333 West Wacker Drive              Indefinite(1)        Director (1998-2001) of Manitoga/
Chicago, IL 60606                 .Length of Service -  The Russel Wright Design Center;
(1/26/33)                          Since July 2003      prior thereto, President and
                                                        Chief Executive Officer of
                                                        Blanton-Peale Institute; prior
                                                        thereto, Vice President,
                                                        Metropolitan Life Insurance Co.

Peter R. Sawers       Trustee     .Term -               Adjunct Professor of Business and          140          See
333 West Wacker Drive              Indefinite(1)        Economics, University of Dubuque,                    Principal
Chicago, IL 60606                 .Length of Service -  Iowa; formerly (1991-2000) Adjunct                  Occupation
(4/3/33)                           Since July 2003      Professor, Lake Forest Graduate                     description
                                                        School of Management, Lake Forest,
                                                        Illinois; Director, Executive Service
                                                        Corps of Chicago; prior thereto,
                                                        Executive Director, Towers Perrin
                                                        Australia, a management consulting
                                                        firm; Chartered Financial Analyst;
                                                        Certified Management Consultant;
                                                        Director, Executive Service Corps
                                                        of Chicago, a not-for-profit
                                                        organization; Certified Management
                                                        Consultant.

William J. Schneider  Trustee     .Term -               Senior Partner and Chief Operating         140          N/A
333 West Wacker Drive              Indefinite(1)        Officer, Miller-Valentine Group,
Chicago, IL 60606                 .Length of Service -  Vice President, Miller-Valentine
(9/24/44)                          Since July 2003      Realty, a construction company;
                                                        Chair, Miami Valley Hospital; Chair,
                                                        Dayton Development Coalition;
                                                        formerly, Member, Community
                                                        Advisory Board, National City Bank,
                                                        Dayton, Ohio; and Business
                                                        Advisory Council, Cleveland
                                                        Federal Reserve Bank.

Judith M. Stockdale   Trustee     .Term -               Executive Director, Gaylord and            140          N/A
333 West Wacker Drive              Indefinite(1)        Dorothy Donnelley Foundation
Chicago, IL 60606                 .Length of Service -  (since 1994); prior thereto,
(12/29/47)                         Since July 2003      Executive Director, Great Lakes
                                                        Protection Fund (from 1990 to
                                                        1994).

                                                                                                  Number of
                                                                                                Portfolios in    Other
                                                                                                    Fund       Director-
                         Position(s)    Term of Office                                             Complex       ships
   Name, Address and        Held        and Length of            Principal Occupation(s)          Overseen      Held by
     Date of Birth        with Fund      Time Served               During Past 5 Years           by Trustee     Trustee
------------------------ ----------- --------------------  ------------------------------------ ------------- -----------
Trustee who is an interested person of the Fund
-----------------------------------------------
*Timothy R. Schwertfeger Chairman    .Term -               Chairman (since 1999) and Trustee         141          See
333 West Wacker Drive    and Trustee  Indefinite(1)        of the funds advised by Nuveen                      Principal
Chicago, IL 60606                    .Length of Service -  Institutional Advisory Corp. (since                Occupation
(3/28/49)                             Since inception      1996); Chairman (since 1996) and                   description
                                                           Director of Nuveen Investments,
                                                           Inc., Nuveen Investments, LLC,
                                                           Nuveen Advisory Corp., Nuveen
                                                           Institutional Advisory Corp. and the
                                                           funds advised by Nuveen Advisory
                                                           Corp.; Director (since 1996) of
                                                           Institutional Capital Corporation;
                                                           Chairman and Director (since 1997)
                                                           of Nuveen Asset Management, Inc.;
                                                           Chairman and Director of
                                                           Rittenhouse Asset Management, Inc.
                                                           (since 1999); Chairman of Nuveen
                                                           Investments Advisers, Inc. (since
                                                           2002).

--------
* "Interested person" is defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, NIAC.

(1)Trustees serve an indefinite term until his/her successor is elected.

   The following table sets forth information with respect to each officer of the Fund, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Fund receive no compensation from the Fund. The terms of office of all officers will expire in July 2003.


                                                                                                            Number of
                                                                                                          Portfolios in
                       Position(s)       Term of Office                                                   Fund Complex
 Name, Address and        Held           and Length of                  Principal Occupation(s)             Served by
   Date of Birth        with Fund         Time Served                     During Past 5 Years                Officer
--------------------- -------------- -----------------------  ------------------------------------------- -------------
Officers of the Fund
--------------------
Gifford R. Zimmerman  Chief          .Term - Until July 2004  Managing Director (since 2002), Assistant        141
333 West Wacker Drive Administrative .Length of Service -     Secretary and Associate General Counsel,
Chicago, IL 60606     Officer         Since inception         formerly, Vice President and Assistant
(9/9/56)                                                      General Counsel of Nuveen Investments,
                                                              LLC; Managing Director (since 2002),
                                                              General Counsel and Assistant Secretary,
                                                              formerly, Vice President of Nuveen Advisory
                                                              Corp. and Nuveen Institutional Advisory
                                                              Corp.; Managing Director (since 2002),
                                                              Associate General Counsel and Assistant
                                                              Secretary (since 2000) of Nuveen Asset
                                                              Management Inc.; Assistant Secretary of
                                                              NWQ Investment Management Company,
                                                              LLC (since 2002); Vice President and
                                                              Assistant Secretary of Nuveen Investments
                                                              Advisers Inc. (since 2002); Managing
                                                              Director, Associate General Counsel and
                                                              Assistant Secretary of Rittenhouse Asset
                                                              Management, Inc. (since May 2003);
                                                              Assistant Secretary of Nuveen Investments,
                                                              Inc.; Chartered Financial Analyst.

                                                                                                             Number of
                                                                                                           Portfolios in
                       Position(s)       Term of Office                                                    Fund Complex
  Name, Address and       Held           and Length of                  Principal Occupation(s)              Served by
    Date of Birth       with Fund         Time Served                     During Past 5 Years                 Officer
--------------------- -------------- -----------------------  -------------------------------------------- -------------
Michael T. Atkinson   Vice President .Term - Until July 2004  Vice President (since 2002); formerly,            141
333 West Wacker Drive and Assistant  .Length of Service -     Assistant Vice President (since 2000);
Chicago, IL 60606     Secretary       Since inception         previously, Associate of Nuveen
(2/3/66)                                                      Investments.

Peter H. D'Arrigo     Vice President .Term - Until July 2004  Vice President of Nuveen Investments, LLC         141
333 West Wacker Drive and Treasurer  .Length of Service -     (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                     Since inception         President from 1997 to 1999; formerly,
(11/28/67)                                                    Associate of Nuveen Investments; Vice
                                                              President and Treasurer of Nuveen Senior
                                                              Loan Asset Management Inc. (since 1999);
                                                              Chartered Financial Analyst.

Susan M. DeSanto      Vice President .Term - Until July 2004  Vice President of Nuveen Advisory Corp.           141
333 West Wacker Drive                .Length of Service -     and Nuveen Institutional Advisory Corp.
Chicago, IL 60606                     Since inception         (since 2001); previously, Vice President of
(9/8/54)                                                      Van Kampen Investment Advisory Corp.
                                                              (since 1998); prior thereto Assistant Vice
                                                              President of Van Kampen Investment
                                                              Advisory Corp. (since 1994).

Jessica R. Droeger    Vice President .Term - Until July 2004  Vice President (since 2002) and Assistant         141
333 West Wacker Drive and Secretary  .Length of Service -     General Counsel (since 1998), formerly
Chicago, IL 60606                     Since inception         Assistant Vice President (since 1998) of
(9/24/64)                                                     Nuveen Investments, LLC; Vice President
                                                              (since 2002) and Assistant Secretary (since
                                                              1998), formerly Assistant Vice President of
                                                              Nuveen Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.; prior thereto,
                                                              Associate at the law firm D'Ancona
                                                              Partners LLC.

Lorna C. Ferguson     Vice President .Term - Until July 2004  Vice President of Nuveen Investments              141
333 West Wacker Drive                .Length of Service -     (since 1996); Vice President of Nuveen
Chicago, IL 60606                     Since inception         Advisory Corp. and Nuveen Institutional
(10/24/45)                                                    Advisory Corp.

William M. Fitzgerald Vice President .Term - Until July 2004  Managing Director (since 2002) of Nuveen          141
333 West Wacker Drive                .Length of Service -     Investments, LLC; Managing Director (since
Chicago, IL 60606                     Since inception         2001), formerly Vice President (since 1995)
(3/2/64)                                                      of Nuveen Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.; Chartered
                                                              Financial Analyst.

Stephen D. Foy        Vice President .Term - Until July 2004  Vice President of Nuveen Investments, LLC         141
333 West Wacker Drive and Controller .Length of Service -     and (since 1998) Nuveen Investments, Inc.;
Chicago, IL 60606                     Since inception         Certified Public Accountant.
(5/31/54)

David J. Lamb         Vice President .Term - Until July 2004  Vice President of Nuveen Investments, LLC         141
333 West Wacker Drive                .Length of Service -     (since 2000); prior thereto, Assistant
Chicago, IL 60606                     Since inception         Vice President (since 1999), formerly
(3/22/63)                                                     Associate of Nuveen Investments, LLC;
                                                              Certified Public Accountant.

Tina M. Lazar         Vice President .Term - Until July 2004  Vice President of Nuveen Investments, LLC         141
333 West Wacker Drive                .Length of Service -     (since 1999); prior thereto, Assistant
Chicago, IL 60606                     Since inception         Vice President (since 1993).
(6/27/61)

                                                                                                             Number of
                                                                                                           Portfolios in
                       Position(s)       Term of Office                                                    Fund Complex
  Name, Address and       Held           and Length of                  Principal Occupation(s)              Served by
    Date of Birth       with Fund         Time Served                     During Past 5 Years                 Officer
--------------------- -------------- -----------------------  -------------------------------------------- -------------
Larry W. Martin       Vice President .Term - Until July 2004  Vice President, Assistant Secretary and           141
333 West Wacker Drive and Assistant  .Length of Service -     Assistant General Counsel of Nuveen
Chicago, IL 60606     Secretary       Since inception         Investments, LLC; Vice President and
(7/27/51)                                                     Assistant Secretary of Nuveen Advisory Corp.
                                                              and Nuveen Institutional Advisory Corp.;
                                                              Assistant Secretary of Nuveen Investments,
                                                              Inc.; Assistant Secretary of Nuveen Asset
                                                              Management, Inc. (since 1997); Vice
                                                              President (since 2000), Assistant Secretary
                                                              and Assistant General Counsel (since 1998)
                                                              of Rittenhouse Asset Management, Inc.; Vice
                                                              President and Assistant Secretary of Nuveen
                                                              Investments Advisers Inc. (since 2002);
                                                              Assistant Secretary of NWQ Investment
                                                              Management Company, LLC (since 2002).

Edward F. Neild, IV   Vice President .Term - Until July 2004  Managing Director (since 2002), formerly          141
333 West Wacker Drive                .Length of Service -     Vice President of Nuveen Investments;
Chicago, IL 60606                     Since inception         Managing Director (since 1997) of Nuveen
(7/7/65)                                                      Advisory Corp. and Nuveen Institutional
                                                              Advisory Corp.; Chartered Financial Analyst.


   Robert P. Bremner, Anne E. Impellizzeri and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.


   The trustees of the Trust are directors or trustees, as the case may be, of 141 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates.



   Mr. Schwertfeger is a director or trustee, as the case may be, of 141 Nuveen open-end funds and closed-end funds sponsored by Nuveen Advisory Corp. or Nuveen Institutional Advisory Corp.



   The following table shows, for each Trustee who is not affiliated with Nuveen or NIAC, (1) the aggregate compensation paid by the Funds for their fiscal year ended June 30, 2003, (2) pension or retirement accrued as part of Fund expenses, (3) estimated annual benefits upon retirement, and (4) the total compensation paid by the Nuveen funds during the calendar year ended December 31, 2002. The Fund has no retirement or pension plans.



                                             Pension or                 Total
                                             Retirement   Estimated  Compensation
                                Aggregate     Benefits      Annual    From Fund
                               Compensation    Accrued     Benefits    and Fund
                                 From the    as part of      Upon    Complex Paid
Name of Person, Position          Funds     Fund Expenses Retirement to Trustees
------------------------       ------------ ------------- ---------- ------------
James E. Bacon/3/, Trustee....    $8,742         $0           $0      $48,800/1/
William E. Bennett, Trustee...     9,607          0            0       53,050/1/
Jack B. Evans, Trustee........     8,611          0            0       49,100/1/
William L. Kissick, Trustee...     8,313          0            0       49,000/1/
Thomas E. Leafstrand, Trustee.     9,460          0            0       52,300/1/
Sheila W. Wellington, Trustee.     8,470          0            0       47,600/1/
Robert P. Bremner, Trustee*...         0          0            0       77,500/2/
Lawrence H. Brown, Trustee*...         0          0            0       82,000/2/
Anne E. Impellizzeri, Trustee*         0          0            0       77,500/2/
Peter R. Sawers, Trustee*.....         0          0            0       79,250/2/
William J. Schneider, Trustee*         0          0            0       77,500/2/
Judith M. Stockdale, Trustee*.         0          0            0       77,750/2/


*Became a Trustee of the Trust on July 28, 2003.

--------

(1)Includes the total compensation for service on the Boards of the 8 open-end and 10 closed-end funds advised by the NIAC as of December 31, 2002.


(2)Includes the total compensation for service on the Boards of the 30 open-end and 92 closed-end funds advised by Nuveen Advisory Corp. as of December 31, 2002.


(3)Mr. Bacon retired as a Trustee on July 1, 2003.





   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of August 31, 2003:



                                                                             Aggregate Dollar Range of
                          Dollar Range of Equity Securities in the Funds     Equity Securities in All
                      ------------------------------------------------------   Registered Investment
                                                                      NWQ      Companies Overseen by
                      Large-Cap Value  Muni/Stock    Stock/Bond    Multi-Cap   Trustee in Family of
Name of Trustee            Fund           Fund          Fund         Fund      Investment Companies
---------------       ---------------- ---------- ---------------- --------- -------------------------
William E. Bennett... $ 10,001-$50,000     $0     $              0    $ 0           $50,001-$100,000
Jack B. Evans........    over $100,000     $0     $      1-$10,000    $ 0              over $100,000
William L. Kissick... $ 10,001-$50,000     $0     $              0    $ 0              over $100,000
Thomas E. Leafstrand.    over $100,000     $0     $ 10,001-$50,000    $ 0              over $100,000
Sheila W. Wellington. $50,001-$100,000     $0     $50,001-$100,000    $ 0              over $100,000
Robert P. Bremner*... $      1-$10,000     $0     $      1-$10,000    $ 0            $10,001-$50,000
Laurence H. Brown*... $50,001-$100,000     $0     $              0    $ 0              over $100,000
Anne E. Impellizzeri* $50,001-$100,000     $0     $50,001-$100,000    $ 0     over $         100,000
Peter R. Sawers*..... $  over $100,000     $0     $              0    $ 0     over $         100,000
William S. Schneider* $  over $100,000     $0     $              0    $ 0     over $         100,000
Judith M. Stockdale*. $      1-$10,000     $0     $              0    $ 0           $50,001-$100,000


*Became a Trustee of the Fund on July 28, 2003.



   The independent trustees who are not an interested person of the Trust have represented that they do not own beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC, ICAP, NWQ or Nuveen.



   The trustee affiliated with Nuveen and NIAC serves without any compensation from the fund. Trustees who are not affiliated with Nuveen or NIAC ("Independent Trustees") receive a $65,000 annual retainer for all Nuveen Funds, plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings.



   Nuveen Investments, Inc. ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.



   The independent trustees of the funds managed by the NIAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.



   As of October 7, 2003, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each Fund.





   The following table sets forth the percentage ownership of each person, who, as of October 7, 2003, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund's shares.



                                                                          Percentage
                                                                          of Record
Name of Fund and Class                    Name and Address of Owner       Ownership
----------------------                    -------------------------       ----------
Nuveen Large-Cap Value Fund
  Class A Shares................... Merrill Lynch, Pierce, Fenner & Smith   21.06%
                                    For the benefit of its customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL 32246-6484

  Class B Shares................... Merrill Lynch, Pierce, Fenner & Smith   33.69%
                                    For the benefit of its customers
                                    Attn: Fund Administration 97KH6
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL 32246-6484

  Class C Shares................... Merrill Lynch, Pierce, Fenner & Smith   42.87%
                                    For the benefit of its customers
                                    Attn: Fund Administration 97KH7
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL 32246-6484

  Class R Shares................... FIIOC                                    5.79%
                                    As agent for qualified
                                    employee benefit plans (401k)
                                    Finops-ic Funds
                                    100 Magellan Way
                                    Covington, KY 41015-1987

                                    American Express Trust Co.              35.71%
                                    Amer Exp Trust Ret Ser Pl
                                    c/o Pat Brown
                                    Box 50534 AXP Financial Center
                                    Minneapolis, MN 55405-0534

Nuveen Balanced Stock and Bond Fund
  Class B Shares................... Merrill Lynch, Pierce, Fenner & Smith   36.46%
                                    For the benefit of its customers
                                    Attn: Fund Administration 97KH2
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL 32246-6484

  Class C Shares................... Merrill Lynch, Pierce, Fenner & Smith   58.21%
                                    For the benefit of its customers
                                    Attn: Fund Administration 97KH3
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL 32246-6484

                                                                                   Percentage
                                                                                   of Record
Name of Fund and Class                           Name and Address of Owner         Ownership
----------------------                           -------------------------         ----------
  Class R Shares........................ FIIOC                                       13.75%
                                         As agent for qualified
                                         employee benefit plans (401k)
                                         Finops-ic Funds
                                         100 Magellan Way
                                         Covington, KY 41015-1987

                                         Northern Trust Co Tr                        44.91%
                                         John Nuveen Scholarship Plan
                                         c/o Diane Day A/Co2019602
                                         P.O. Box 92956
                                         Chicago, IL 60675-2956

                                         American Express Trust Co.                  16.53%
                                         American Express Trust Retirement Service
                                         Plan
                                         c/o Pat Brown
                                         P.O. Box 50534 AXP Financial Center
                                         Minneapolis, MN 55405-0534

Nuveen Balanced Municipal and Stock Fund
  Class A Shares........................ Merrill Lynch, Pierce, Fenner & Smith       10.99%
                                         For the benefit of its customers
                                         Attn: Fund Administration 97KG5
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

                                         Merrill Lynch, Pierce, Fenner & Smith       21.45%
                                         For the benefit of its customers
                                         Attn: Fund Administation 97KH1
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

  Class B Shares........................ Merrill Lynch, Pierce, Fenner & Smith       34.55%
                                         For the benefit of its customers
                                         Attn: Fund Administration 97KG6
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

  Class C Shares........................ Merrill Lynch, Pierce, Fenner & Smith       25.33%
                                         For the benefit of its customers
                                         Attn: Fund Administration 97KG7
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

  Class R Shares........................ Leonard Pearl and Joan D. Pearl             15.74%
                                         JT WROS
                                         707 Mix Ave. Apt 24
                                         Hamdon, CT 06514

                                         Jane B. Howland                              5.12%
                                         1590 Oblong Rd.
                                         Williamstown, MA 01267-3300

                                                                    Percentage
                                                                    of Record
  Name of Fund and Class            Name and Address of Owner       Ownership
  ----------------------            -------------------------       ----------

                              Dennis W. Madden and Wendy W. Madden     5.18%
                              JT WROS
                              P.O. Box 549
                              Ada, MI 49301-0549

                              Merrill Lynch, Pierce, Fenner & Smith    8.50%
                              For the benefit of its customers
                              Attn: Fund Administration 97KG9
                              4800 Deer Lake Dr. E Fl 3
                              Jacksonville, FL 32246-6484

                              B. Ronald Angers                         7.16%
                              687 Sacandaga Rd.
                              Scotia, NY 12302-6023

                              Arthur Angers                            7.43%
                              2008 Arbor Dr.
                              Clearwater, FL 33760-1942

                              Leonard Angers                           7.43%
                              109 Gullot Rd.
                              Schenectady, NY 12306-4317

  Nuveen Multi-Cap Value Fund
    Class A Shares........... Prudential Securities Inc. FBO           6.48%
                              Richard A. Koomey
                              69 Travis Ave.
                              Stamford, CT 06905-4100

                              Charles Schwab & Co. Inc.               57.10%
                              For the benefit of their customers
                              4500 Cherry Creek Dr. S
                              Denver, CO 80018

                              Merrill Lynch, Pierce, Fenner & Smith   18.04%
                              For the benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E Fl 3
                              Jacksonville, FL 32246-6484

    Class B Shares........... NFSC FEBO W14-096202                     5.02%
                              Margaret L. Beer Trustee
                              The Margaret L. Beer Living Trust
                              Dated 04 04 01 U A 4 4 01
                              4690 Sharon Valley Court
                              Atlanta, GA 30360-1958

                              Merrill Lynch, Pierce, Fenner & Smith   13.30%
                              For its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E Fl 3
                              Jacksonville, FL 32246-6484

                                                                 Percentage
                                                                 of Record
    Name of Fund and Class       Name and Address of Owner       Ownership
    ----------------------       -------------------------       ----------
                           A/C 4164-7838                            8.75%
                           Thomas M. Herritage IRA
                           FCC as Cust. U/A Dtd 7-16-03
                           21021 Chase Dr.
                           Novi, MI 48375-4749

        Class C Shares.... NFSC FEBO # RCT-077267                   7.37%
                           Raymond V. Janevicius Trustee
                           Raymond V. Janevicius MD PC PSP & TR
                           360 Butterfield Rd. Ste. 230
                           Elmhurst, IL 60126-5000

                           First Clearing, LLC                      5.78%
                           A/C 1242-5131
                           Larry L. Averitt Sr.
                           Special Account
                           2989 Westmor Drive
                           Clarkeville, TN 37043-2403

                           Merrill Lynch, Pierce, Fenner & Smith   26.46%
                           For the benefit of its customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E Fl 3
                           Jacksonville, FL 32246-6484




Committees


   The Board of Trustees of the Funds has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation committee. The Board of Trustees held four regular board meetings during the 2003 fiscal year.



   Robert P. Bremner, Anne E. Impellizzeri, and Timothy R. Schwertfeger, Chair, serve as the current members of the executive committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The executive committee of each Fund did not hold any meetings during the fiscal year ended June 30, 2003.





   The dividend committee is authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, Jack B. Evans and Thomas
E. Leafstrand. The dividend committee held seven meetings during the fiscal year ended June 30, 2003.



   The valuation committee oversees each Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are William E. Bennett, Lawrence H. Brown, Judith M. Stockdale and Thomas E. Leafstrand. The valuation committee held one meeting during the fiscal year ended June 30, 2003.



   The audit committee monitors the accounting and reporting policies and practices of each Fund, the quality and integrity of the financial statements of each Fund, compliance by each Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William E. Bennett, Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Thomas E. Leafstrand, Peter R. Sawers and William J. Schneider, trustees of each Fund who are not interested persons of each Fund. The audit committee of each Fund held three meetings during the fiscal year ended June 30, 2003. The audit committee has adopted a written charter.



   Nomination of those trustees who are not "interested persons" of each Fund is committed to a nominating and governance committee composed of the trustees who are not "interested persons" of each Fund. The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of each Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are William E. Bennett, Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Anne E. Impellizzeri, William L. Kissick, Thomas E. Leafstrand, Sheila W. Wellington, Judith M. Stockdale, Peter R. Sawers and William J. Schneider. The nominating and governance committee held one meeting during the fiscal year ended June 30, 2003.


Approval of Advisory Agreements


   In May and June, 2003, the independent trustees of the Funds met with representatives of NIAC, NWQ and ICAP (collectively the "Nuveen Advisers") to consider the possible renewal of the investment advisory and sub-advisory agreements between each Fund and the Nuveen Advisers. The trustees reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory and sub-advisory contracts, which include but are not limited to the following: (a) the nature and quality of the adviser's and the sub-advisers' services; (b) the adviser's and the sub-advisers' cost in providing their services; (c) the extent to which the adviser and each sub-adviser realizes economies of scale as the fund grows larger; and (d) the independent trustees' role in approving the advisory and sub-advisory contracts.


   In evaluating the nature and quality of the Nuveen Advisers' service, the trustees reviewed narrative and statistical information concerning the types of services the Nuveen Advisers provide, the Funds' investment performance in relation to each Fund's stated objectives, each Fund's past performance, and the performance of comparable, unaffiliated funds. In particular, the trustees reviewed the following, among other things: a description of the investment advisory and other services provided to the Funds by the Nuveen Advisers or their affiliates; information describing the Nuveen organization and each department's responsibilities; and recent financial statements of the Nuveen Advisers. Further, the trustees reviewed information setting forth the investment performance of the Funds during the last year and over their recent history, and standardized industry performance data with respect to investment companies comparable in size and investment objective, and performance measured against recognized indices. This information expands upon information the trustees receive throughout the year on fund performance expense ratios, portfolio composition, and sales activity.

   The trustees considered the Nuveen Advisers' cost of providing services to determine whether their compensation is fair and reasonable and reviewed the Nuveen Advisers' expense allocation methodology. The trustees considered the ratio of the Nuveen Advisers' fees to their costs and the amount of their profit in relation to the nature and quality of services rendered. In evaluating the reasonableness of the Nuveen Advisers' compensation, the trustees considered the following information, among other things:
(a) statements of the Nuveen Advisers' revenues, costs, and profits from furnishing all services to the Funds over the past year; (b) the nature and amount of any indirect benefits the Nuveen Advisers' and their affiliates received that are directly attributable to their management of the

Funds, if any; (c) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; and (d) data with respect to the expense ratios of the Funds and comparable investment companies.

   The trustees also compared the Nuveen Advisers' fee/expense ratios and profitability margins to those of advisers to funds with similar investment objectives and performance records, to the extent possible and in light of all of the surrounding facts and circumstances, including but not limited to each Fund's performance. The trustees also considered the payments the Nuveen Advisers or their affiliates receive under Rule 12b-1 plans in determining the appropriateness of the Fund's advisory fees. The trustees reviewed economies of scale, including the breakpoints in the Fund's advisory fees.

   The trustees did not identify any single factor discussed above as all-important or controlling. The trustees concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that the Nuveen Advisers' fees are reasonable in light of the services provided to each Fund and that the Nuveen Advisers' investment advisory and sub-advisory agreements should be continued for another year.


Proxy Voting Procedures



   Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.



   A member of each Fund's management team is responsible for oversight of the Fund's proxy voting process. With regard to equity securities and taxable-fixed income securities, NWQ and ICAP have engaged the services of Institutional Shareholder Services, Inc., ("ISS") to make recommendations to each of them on the voting of proxies relating to securities held by each Fund and managed by the respective sub-adviser. ISS provides voting recommendations based upon established guidelines and practices. NWQ and ICAP review ISS recommendations and frequently follow the ISS recommendations. However, on selected issues, NWQ and ICAP may not vote in accordance with the ISS recommendations when they believe that specific ISS recommendations are not in the best economic interest of the applicable Fund. If NWQ and ICAP manage the assets of a company or its pension plan and any of NWQ's or ICAP's (as applicable) clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the client only if NWQ is not able to follow the client's request. ICAP will either follow its own proxy voting policies, follow the advice of a third party such as ISS, or disclose the conflict to the client and vote in accordance with the client's request.



   NWQ has adopted the ISS Proxy Voting Guidelines. ICAP has not adopted the ISS Proxy Voting Guidelines but uses them as part of its approach to the proxy voting process. While these guidelines are not intended to be all-inclusive, they do provide guidance on NWQ's and ICAP's general voting policies.



   The Muni/Stock Fund invests a portion of its assets in municipal securities. On rare occasions the Muni/Stock Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Muni/Stock Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NIAC may pursue the Muni/Stock Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NIAC does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Muni/Stock Fund's Board of Trustees on its control activities on a quarterly basis. In the rare event that a municipal issuer were to issue a proxy or that the Muni/Stock Fund were to receive a proxy issued by a municipal cash management security, NIAC would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Muni/Stock Fund's Board of Trustees or its representative. A member of NIAC's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission on Form N-PX, and the results provided to the Muni/Stock Fund's Board of Trustees and made available to shareholders as required by applicable rules.



   When required by applicable regulations, information regarding how each Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.



FUND MANAGER AND SUB-ADVISERS


Fund Manager


   NIAC acts as the manager of each Fund, with responsibility for the overall management of each Fund. NIAC is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Large-Cap Value Fund and the Stock/Bond Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's supervision, manages each Fund's investment portfolio. For the NWQ Multi-Cap Value Fund, NIAC has entered into a Sub-Advisory Agreement with NWQ under which NWQ, subject to NIAC's supervision, manages the Fund's investment portfolio. For the Muni/Stock Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's supervision, manages the Fund's equity investments. NIAC is also responsible for managing the Funds' business affairs and providing day-to-day administrative services to the Funds. For additional information regarding the management services performed by NIAC, NWQ and ICAP, see "Who Manages the Funds" in the Prospectus.



   NIAC is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds' shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NIAC are subsidiaries of Nuveen Investments, Inc. which, in turn, is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.



   For the fund management services and facilities furnished by NIAC, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under "Who Manages the Funds." In addition NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current expense waivers and expense reimbursements for the Funds. The following tables set forth the management fees (net of expenses reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NIAC for the specified periods.



                              Amount of Management Fees (Net of  Amount of Fees Waived and
                              Expense Reimbursements by NIAC)   Expenses Reimbursed by NIAC
                              --------------------------------  ---------------------------
                              11/01/01-    4/01/02-   4/01/03-  11/01/01- 4/01/02- 4/01/03-
                               3/31/02     3/31/03    6/30/03    3/31/02  3/31/03  6/30/03
                              ----------  ---------- ---------- --------- -------- --------
Nuveen NWQ Multi-Cap Value
  Fund....................... $   85,233  $  165,571 $   58,623 $ 85,072  $ 58,034 $     --

                              Amount of Management Fees (Net of  Amount of Fees Waived and
                              Expense Reimbursements by NIAC)   Expenses Reimbursed by NIAC
                              --------------------------------  ---------------------------
                              7/01/00-     7/01/01-   7/01/02-  7/01/00-  7/01/01- 7/01/02-
                               6/30/01     6/30/02    6/30/03    6/30/01  6/30/02  6/30/03
                              ----------  ---------- ---------- --------- -------- --------
Nuveen Large-Cap Value Fund.. $6,891,055  $6,639,209 $4,617,218 $117,869  $     -- $     --
Nuveen Balanced Municipal and
  Stock Fund.................  1,087,716     925,382    641,336   18,179    52,018  105,399
Nuveen Balanced Stock and
  Bond Fund..................    437,870     428,484    382,552  117,308   110,054   81,642


   In addition to the management fee, each Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

   The Funds, the other Nuveen funds, NIAC, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.


Sub-Advisers



   NIAC has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NIAC, as sub-adviser to manage the investment portfolio of the NWQ Multi-Cap Fund. NWQ manages and supervises the investment of the NWQ Multi-Cap Fund's assets on a discretionary basis, subject to the supervision of NIAC. The John Nuveen Company purchased NWQ on August 1, 2002. NWQ is organized as a member-managed Delaware limited liability company, and its sole managing member is Nuveen Investments, Inc.



   Prior to its purchase by Nuveen Investments, Inc., formerly known as The John Nuveen Company, NWQ was owned by Old Mutual (US) Holdings, Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $9.7 billion in assets as of June 30, 2003.



   Out of the fund management fee, NIAC pays NWQ a portfolio management fee based on the daily net assets of the NWQ Multi-Cap Fund of 0.50% of the NWQ Multi-Cap Fund's average net assets (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NIAC in respect of the NWQ Multi-Cap Fund).



   NWQ provides continuous advice and recommendations concerning the NWQ Multi-Cap Fund's investments, and is responsible for selecting the broker/dealers who execute the transactions of the NWQ Multi-Cap Fund.



   The Fund's investment advisers paid $77,794 and $24,212 to NWQ for its services to the NWQ Multi-Cap Value Fund for the fiscal year ended March 31, 2003 and the fiscal year ended June 30, 2003, respectively.



   ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement for each Fund, ICAP is compensated by NIAC for its investment advisory services with respect to all or a portion of each Fund's assets. Under a Sub-Advisory Agreement with NIAC, ICAP manages the investment portfolios of the Large-Cap Value Fund, and the Stock/Bond Fund, and the equity portion of the Muni/Stock Fund's investment portfolio.


   Out of the fund management fee, NIAC pays ICAP a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products for which it serves as the portfolio manager. NIAC pays ICAP separate portfolio management fees for the equity and fixed-income portions of the Funds' assets, if applicable, according to the following schedule:

  Assets of All the Nuveen-Sponsored  Equity Portfolio Fixed-Income Portfolio
  Investment Products Managed by ICAP  Management Fee      Management Fee
  ----------------------------------- ---------------- ----------------------
      For the first $500 million.....    .35% of 1%          .20% of 1%
      For the next $500 million......    .30% of 1%          .15% of 1%
      For assets over $1 billion.....    .25% of 1%          .12% of 1%


   The equity and fixed-income portfolio management fees are each paid on a specified proportion of fund net assets. The specified proportions for the equity portfolio management fees are currently 100%, 55% and 35%, respectively, for the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund. The specified proportion for the fixed-income portfolio management fee is currently 45% for the Stock/Bond Fund.


   ICAP's investment management strategy and operating policies are set through a team approach, with all ICAP investment professionals contributing. ICAP currently maintains a staff of 14 investment professionals. Each of the investment officers and other professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative research, technical research and trading. A key element in the decision-making process is a formal investment committee meeting generally held several times a week.

   These meetings also provide for the ongoing review of ICAP's investment positions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, asset sectors, and individual security holdings are reviewed to verify their continued appropriateness. Investment recommendations are presented to the committee for decisions.

   With regard to Fund assets subject to the Sub-Advisory Agreement, ICAP provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker/ dealers who execute the portfolio transactions. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other institutional and private investors. ICAP has approximately $10 billion under management. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP. The following table sets forth the fees paid by NIAC to ICAP for its services for the three most recent fiscal years.


                                              Amount Paid by NIAC to ICAP
                                            --------------------------------
                                             7/01/00-   7/01/01-   7/01/02-
                                             6/30/01    6/30/02    6/30/03
                                            ---------- ---------- ----------
   Nuveen Large-Cap Value Fund............. $2,770,249 $2,634,639 $1,884,467
   Nuveen Balanced Municipal and Stock Fund    168,799    149,673    118,433
   Nuveen Balanced Stock and Bond Fund.....    199,440    193,640    171,419



PORTFOLIO TRANSACTIONS



   NIAC (with respect to transactions in Municipal Obligations), ICAP (with respect to other transactions involving the Large-Cap Value Fund, Muni/Stock Fund and Stock/Bond Fund) and NWQ with respect to the NWQ Multi-Cap Fund, are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NIAC, ICAP and NWQ to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares. NIAC expects that all transactions in Municipal Obligations will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions on such transactions.


   Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).


   In light of the above, in selecting brokers, the portfolio manager considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NIAC, ICAP or NWQ or the Funds. NIAC, ICAP and NWQ believe that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Funds unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to ICAP and NWQ under the Sub-Advisory Agreements are not reduced as a result of receipt by either NIAC, NWQ or ICAP of research services.



   NIAC, NWQ and ICAP each place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Funds effect their securities transactions may be used by NIAC, NWQ and/or ICAP in servicing all of its accounts; not all of such services may be used by NIAC, NWQ and/or ICAP in connection with the Funds. NIAC, NWQ and ICAP believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NIAC, NWQ and ICAP believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NIAC, NWQ and ICAP seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by NIAC, NWQ and ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.


   The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years.




                                                  Aggregate Amount of
                                                 Brokerage Commissions
   -                                        --------------------------------
                                            11/01/01-   4/01/02-   4/01/03-
                                            3/31/02(1)  3/31/03   6/30/03(1)
   -                                        ---------- ---------- ----------
   Nuveen NWQ Multi-Cap Value Fund.........  $ 14,473  $   71,289 $   24,849

                                                  Aggregate Amount of
                                                 Brokerage Commissions
                                            --------------------------------
                                             7/01/00-   7/01/01-   7/01/02-
                                             6/30/01    6/30/02    6/30/03
                                            ---------- ---------- ----------
   Nuveen Large-Cap Value Fund.............  $983,549  $1,116,827 $1,058,843
   Nuveen Balanced Municipal and Stock Fund    73,917      76,456     75,053
   Nuveen Balanced Stock and Bond Fund.....    60,517      72,353     72,860



--------

(1)The March 31, 2002 and the June 30, 2003 fiscal year brokerage commissions are less than the amount for the March 31, 2003 fiscal year due in part to the March 31, 2002 and the June 30, 2003 fiscal years being only five months and three months, respectively.



   During the fiscal year ended June 30, 2003, the NWQ Multi-Cap Value Fund, Large-Cap Value Fund, Balanced Municipal and Stock Fund, and Balanced Stock and Bond Fund paid to brokers as commissions in return for research services $23,085, $718,830, $51,405 and $49,332, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $8,767,813, $516,364,086, $40,351,025 and $43,672,184, respectively.



   The Funds have acquired during the fiscal year ended June 30, 2003 the securities of their regular brokers or dealers as defined in rule 10b-1 under the Investment Company Act of 1940 or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds' aggregate holdings of the securities of each issuer as of close of the fiscal year ended June 30, 2003:



                                                                            Aggregate Fund
                                                                             Holdings of
                                                                            Broker/Dealer
                                                                              or Parent
                                                                                (as of
Fund                                Broker/Dealer              Issuer       June 30, 2003)
----                                -------------              ------       --------------
Nuveen NWQ Multi-Cap Value
  Fund..................... Citigroup Global Markets Inc. CIT Group Inc.     $    616,250
Nuveen Large-Cap Value Fund Citigroup Global Markets Inc. Citigroup Inc.       25,793,591
                            Goldman Sachs                 The Goldman Sachs     9,635,438
                                                          Group, Inc.
Nuveen Balanced Municipal
  and Stock Fund........... Citigroup Global Markets Inc. Citigroup Inc.        2,001,285
                            Goldman Sachs                 The Goldman Sachs       787,250
                                                          Group, Inc.
Nuveen Balanced Stock and
  Bond Fund................ Citigroup Global Markets Inc. Citigroup Inc.        1,800,767
                            Goldman Sachs                 The Goldman Sachs       749,563
                                                          Group, Inc.


   Under the Investment Company Act of 1940, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE


   Each Fund's net asset value per share is determined separately for each class of the applicable Fund's shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class's pro rata portion of the Fund's liabilities) and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ official closing price. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or

Nasdaq are valued at the most recent bid prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which are expected to constitute a majority of the fixed-income securities held by a Fund) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

   Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

   Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

   If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

TAX MATTERS

Federal Income Tax Matters


   The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Trust.


   This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

   Fund Status. Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

   Distributions. Except for exempt interest dividends, as described below, Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into three categories, exempt interest dividends, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.


   Exempt Interest Dividends. Generally, a Fund may qualify to pay exempt interest dividends if at least 50% of the value of the Fund's total assets consist of tax-exempt bonds. If it qualifies, a Fund may designate exempt interest dividends with respect to certain distributions attributable to the interest income (less certain expenses) on its tax-exempt bonds. Exempt interest dividends are generally excluded from your gross income for federal income tax purposes. However, such exempt interest dividends may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of shares in a Fund that pays exempt interest dividends may result in collateral federal income tax consequences to certain shareholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and shareholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry their Shares.

   If you are a "substantial user" of the facilities financed with the proceeds of certain bonds held by a Fund, or a related person to a substantial user, you will not be able to exclude from your gross income exempt interest dividends attributable to interest on those tax-exempt bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals and corporations, the portion of the exempt interest dividends attributable to interest on certain bonds is included as an item of tax preference.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding
S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including exempt interest dividends from a Fund. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as exempt interest dividends from a Fund.

   Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by a Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

   If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.


   Taxation of Capital Gains and Losses. Under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003. For periods not covered by the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000 with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive an exempt interest dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the amount of the exempt interest dividend. Further, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss (to the extent not disallowed as described in the prior sentence) will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.



   Taxation of Certain Ordinary Income Dividends. Pursuant to the Tax Act, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.


   Deductibility of Portfolio Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Your deductions for expenses may be further limited to the extent they are attributable to a Fund that pays exempt interest dividends.

   Foreign Tax Credit. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.



Nuveen Balanced Municipal and Stock Fund Distributions

   The Muni/Stock Fund will pay monthly tax-exempt income dividends to shareholders at a level rate that reflects the past and projected net tax-exempt income of the Fund and that results, over time, in the distribution of substantially all of the Fund's net tax-exempt income. To maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net tax-exempt income earned in a particular period. This undistributed net tax-exempt income would be available to supplement future distributions, which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the tax-exempt income distributions paid by the Fund for any particular monthly period may be more or less than the amount of net tax-exempt income actually earned by the Fund during such period. Undistributed net tax-exempt income is included in the Fund's net asset value and, correspondingly, distributions from previously undistributed net tax-exempt income are deducted from the Fund's net asset value. It is not expected that this dividend policy will impact the management of the Fund's portfolio.

PERFORMANCE INFORMATION

   Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

   In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield=2[ (   a - b +1  )   /6/  -1]
                                   ------
                                    cd

   In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

   In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.


                                               Yield (As of June 30, 2003)
                                             ------------------------------
                                             Class A Class B Class C Class R
                                             ------- ------- ------- -------
    Nuveen NWQ Multi-Cap Value Fund.........  -0.38%  -1.17%  -1.19%  -0.17%
    Nuveen Large-Cap Value Fund.............   0.56%  -0.12%  -0.12%   0.88%
    Nuveen Balanced Municipal and Stock Fund   1.63%   1.08%   1.08%   2.08%
    Nuveen Balanced Stock and Bond Fund.....   0.63%  -0.05%  -0.05%   0.96%


   The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

   The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 5.75% were as follows:


                                                   Distribution Rates
                                                  (as of June 30, 2003)
                                             ------------------------------
                                             Class A Class B Class C Class R
                                             ------- ------- ------- -------
    Nuveen NWQ Multi-Cap Value Fund.........  0.22%    -- %    -- %   0.43%
    Nuveen Large-Cap Value Fund.............  0.33%    -- %    -- %   0.61%
    Nuveen Balanced Municipal and Stock Fund  1.63%   1.03%   1.03%   1.96%
    Nuveen Balanced Stock and Bond Fund.....  1.74%   1.12%   1.12%   2.10%



   NWQ Multi-Cap Value Fund and Large-Cap Value Fund may from time to time in their advertising and sales literature quote beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.


   The formula for beta is given by:

Beta = (sigma) A * B / C

where

         A = (X\\i\\ - X), i=1,..., N
         B = (Y\\i\\ - Y), i=1,..., N
         C = (sigma) (X\\i\\ - X)/2/, i=1,..., N
         X\\i\\ = Security Return in period i
         Y\\i\\ = Market Return in period i
         X = Average of all observations X\\i\\
         Y = Average of all observations Y\\i\\
         N = Number of observations in the measurement period


   The beta for the NWQ Multi-Cap Value Fund on March 31, 2003 and June 30, 2003 was .85% and .93%, respectively. The beta equals the weighted average of the betas for each stock in the Fund's investment portfolio. The beta for each stock in the Fund's portfolio was calculated based on weekly returns for the period ended June 30, 2003 and using S&P 500 Index as the market benchmark.



   The beta for the Large-Cap Value Fund on June 30, 2001, 2002 and 2003 was ..72%, .60% and .72%, respectively. The beta equals the weighted average of the betas for each stock in the Fund's investment portfolio. The beta for each stock in the Fund's portfolio was calculated based on weekly returns for the periods ended June 30, 2001, 2002 and 2003 and using the S&P 500 Index as the market benchmark.


   All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of a Fund and are not necessarily representative of the future performance of a Fund.

   The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

   Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

   The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

   Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\D\\

Where:

         P = a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions).

         n = number of years.

         ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\DR\\

Where:

         P = a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions and redemption).

         n = number of years.

         ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.

   Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. In addition, each Fund may present cumulative total returns on an after-tax basis. After-tax total returns may be computed in accordance with a standardized method prescribed by SEC rules and may also be computed by using non-standardized methods.

   From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

   The risk level for a class of shares of a Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

   The risk-adjusted total return for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

   Class A Shares of each Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.


   In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index, the S&P/Barra Value Index, the Russell 1000 Value Index, the Lehman Aggregate Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

   There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

   Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.


Nuveen NWQ Multi-Cap Value Fund



   The Fund commenced operations on November 4, 1997. The table below represents the investment returns for the specified periods of the Fund's Class A, Class B, Class C and Class R shares, using the performance of the oldest class for periods prior to inception of the newer classes. Total returns for Class R Shares reflect actual performance for all periods. Classes A, B and C total returns reflect performance for Class R shares for periods prior to December 9, 2002, adjusted for the differences in sales charges and expenses between classes. Certain total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.



                                     Nuveen NWQ Multi-Cap
                                          Value Fund
                                 ----------------------------
                                  Average Annual Total Return
                                 ----------------------------
                                                    11/04/97
                                 One Year 5 Years  (inception)
                                  Ended    Ended     through
                                 June 30, June 30,  June 30,
                                   2003     2003      2003
                                 -------- -------- -----------
                  Class A\\NAV\\  12.12%    8.75%      9.89%
                  Class A\\POP\\   5.66%    7.46%      8.75%
                  Class B.......   7.27%    7.80%      8.96%
                  Class C.......  11.35%    7.97%      9.09%
                  Class R.......  12.55%    9.06%     10.20%

--------

   Total returns reflect past performance and are not predictive of future results.




Nuveen Large-Cap Value Fund

   The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable Contingent Deferred Sales Charge ("CDSC").

                                 Nuveen Large-Cap Value Fund
                                ------------------------------
                                 Average Annual Total Return
                                ------------------------------
                                One Year 5 Years
                                 Ended    Ended     8/07/96
                                June 30, June 30, (inception)-
                                  2003     2003     6/30/03
                                -------- -------- ------------
                 Class A\\NAV\\  -6.28%   -0.58%     7.15%
                 Class A\\POP\\ -11.67%   -1.75%     6.23%
                 Class B....... -10.65%   -1.44%     6.38%
                 Class C.......  -6.94%   -1.29%     6.36%
                 Class R.......  -5.99%   -0.32%     7.44%

Nuveen Balanced Municipal and Stock Fund



   The Fund commenced investment operations on August 7, 1996. The table below represents the investment returns for the periods specified on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.



                                Nuveen Balanced Municipal and
                                          Stock Fund
                                ------------------------------
                                 Average Annual Total Return
                                ------------------------------
                                One Year 5 Years
                                 Ended    Ended     8/07/96
                                June 30, June 30, (inception)-
                                  2003     2003     6/30/03
                                -------- -------- ------------
                 Class A\\NAV\\  -0.25%    0.63%     4.97%
                 Class A\\POP\\  -5.98%   -0.56%     4.07%
                 Class B.......  -4.92%   -0.28%     4.21%
                 Class C.......  -1.01%   -0.11%     4.20%
                 Class R.......  -0.02%    0.88%     5.23%




Nuveen Balanced Stock and Bond Fund

   The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class
B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.


                                  Nuveen Balanced Stock and
                                          Bond Fund
                                ------------------------------
                                 Average Annual Total Return
                                ------------------------------
                                One Year 5 Years
                                 Ended    Ended     8/07/96
                                June 30, June 30, (inception)-
                                  2003     2003     6/30/03
                                -------- -------- ------------
                 Class A\\NAV\\  -0.99%   2.44%      7.12%
                 Class A\\POP\\  -6.68%   1.24%      6.21%
                 Class B.......  -5.60%   1.52%      6.33%
                 Class C.......  -1.73%   1.69%      6.34%
                 Class R.......  -0.70%   2.70%      7.39%

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

   The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares,
(iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares,
(vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

   You may purchase Class A Shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on June 30, 2003 of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.



                                                                    Nuveen
                                                                   Balanced    Nuveen
                                            Nuveen       Nuveen    Municipal  Balanced
                                         NWQ Multi-Cap Large-Cap   and Stock  Stock and
                                             Fund      Value Fund    Fund     Bond Fund
-                                        ------------- ----------- ---------- ----------
Net Asset Value per share...............   $  14.60    $     19.93 $    20.79 $    22.72
Per Share Sales Charge--5.75% of public
  offering price (6.10%, 6.12%, 6.11%
  and 6.12%, respectively, of net asset
  value per share)......................        .89           1.22       1.27       1.39

                                           --------    ----------- ---------- ----------
Per Share Offering Price to the Public..   $  15.49    $     21.15 $    22.06 $    24.11
Shares Outstanding (as of June 30, 2003)    324,058     22,325,749  2,875,363  1,617,640


   Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

   Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation

   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Funds' Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent that contains the same information and representations contained in the Application Form. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial advisor must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions

   You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various municipal defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs

   If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole when the purchases occur on the same day. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 per share class per Fund, provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free at 800-257-8787.

Combined Purchases

   In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined when the purchases occur on the same day: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above. You or your financial advisor must notify Nuveen or the Fund's transfer agent to qualify for a reduced sales charge due to combined purchases. A reduction in the sales charge due to combined purchases is different then the rights of accumulation option. Rights of accumulation only includes your own accounts.


Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure

   You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares

   Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  .  officers, trustees and former trustees of the Nuveen Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and


  . with respect to the NWQ Multi-Cap Fund, Large-Cap Value Fund and Stock/Bond Fund, any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next
     $2.5 million, plus 0.25% of any amount purchased over $5.0 million.


   Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

   For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of a Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.

   In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility

   Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pension, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:


  . any person who was a shareholder of the PBHG Special Equity Fund on December 5, 2002;


  . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

   The reduced sales charge programs may be modified or discontinued by the Funds at any time. To encourage their participation, the Funds waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares


   You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Each Fund has established a maximum purchase amount for the Class B shares of the Funds. Investors may not purchase Class B shares if they are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Such purchase orders will not be accepted.


   You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

   Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

   Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

   You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."

   Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge


   Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible employer-sponsored defined contribution plan described above, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. You may not purchase Class B Shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Such purchase orders will not be accepted. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.


   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

   The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and (xi) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.


   In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal;
(iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of any of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

   The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See "Market Timer Policy" below.)

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

   Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In Kind

   The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.




Frequent Trading Policy





   The Funds are not designed to be short-term trading vehicles. However, the Funds recognize that shareholders may have a need to engage in regular, periodic purchase and redemption activities in connection with the implementation of their investment strategies. In order to balance the needs of long-term buy-and-hold shareholders and the needs of those shareholders that may seek to trade more frequently, the Funds have adopted a Market Timer Policy (the "Policy") that is intended to allow trading strategies that do not have a materially adverse affect on the Funds. The Policy, among other things, limits the number and timing of round-trip transactions in a particular Fund and also places limits on the size of such transactions relative to the Fund's size. The Policy also allows the Fund to place further restrictions on frequent trading if the Fund determines that such trading activity is detrimental to the Fund.

   In addition, because short-term or excessive trading into and out of a Fund may interfere with portfolio management, raise operating expenses, or otherwise have an adverse effect on other shareholders, each Fund reserves the right to limit, restrict, or refuse purchase or exchange requests. For more information regarding the Funds' frequent trading policy, call Nuveen toll-free at (800) 257-8787.


General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

   Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

   In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds' Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

   Such reimbursement will be based on the number of its financial advisors who have sold Nuveen Fund shares during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

   To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Funds' Prospectus.

   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Share certificates will be issued to you only upon written request to Nuveen Investor Services, and no certificates will be issued for fractional shares. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial advisor's firm can only be made by an order in good form from the financial advisor acting on your behalf.

   A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

   Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use BFDS' sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by BFDS will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

   The Shares are offered continuously. However, subject to the rules and regulations of the Securities and Exchange Commission, each Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption.

   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

   The following tables set forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the specified periods. All figures are to the nearest thousand.



                   Amount of Underwriting        Amount Retained by       Amount of Compensation on
                         Commissions                   Nuveen            Redemptions and Repurchases
                 --------------------------- --------------------------- ---------------------------
                 11/01/01- 4/01/02- 4/01/03- 11/01/01- 4/01/02- 4/01/03- 11/01/01- 4/01/02- 4/01/03-
                  3/31/02  3/31/03  6/30/03   3/31/02  3/31/03  6/30/03   3/31/02  3/31/03  6/30/03
                 --------- -------- -------- --------- -------- -------- --------- -------- --------
Nuveen NWQ
 Multi-Cap Value
 Fund...........    N/A      $ 12     $ 3       N/A      $ 1      $--       N/A      $ --     $ --

                   Amount of Underwriting        Amount Retained by       Amount of Compensation on
                         Commissions                   Nuveen            Redemptions and Repurchases
                 --------------------------- --------------------------- ---------------------------
                 7/01/00-  7/01/01- 7/01/02- 7/01/00-  7/01/01- 7/01/02- 7/01/00-  7/01/01- 7/01/02-
                  6/30/01  6/30/02  6/30/03   6/30/01  6/30/02  6/30/03   6/30/01  6/30/02  6/30/03
                 --------- -------- -------- --------- -------- -------- --------- -------- --------
Nuveen Large-Cap
 Value Fund.....   $303      $229     $89      $ 35      $26      $ 1      $414      $244     $214
Nuveen Balanced
 Municipal and
 Stock Fund.....     87        91      74        11       11        9       211       132      132
Nuveen Balanced
 Stock and Bond
 Fund...........     30        27      22         4        3        3        57        28       59




DISTRIBUTION AND SERVICE PLANS

   Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.


   The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized form time to time by the Board of Trustees.


   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal service to shareholders.

   Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.


   During the fiscal year ended June 30, 2003, the Funds paid 12b-1 fees pursuant to their respective 12b-1 Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.


                                                       12b-1 Fees
                                                      Incurred by
                                                       each Fund
                                                     for the fiscal
                                                       year ended
                                                     June 30, 2003
                                                     --------------

            Nuveen Multi-Cap Value Fund*
               Class A..............................   $    1,598
               Class B..............................          223
               Class C..............................          289
                                                       ----------
                   Total............................   $    2,110

            Nuveen Large-Cap Value Fund
               Class A..............................   $1,101,894
               Class B..............................      559,605
               Class C..............................      423,351
                                                       ----------
                   Total............................   $2,084,850

            Nuveen Balanced Municipal and Stock Fund
               Class A..............................   $  152,741
               Class B..............................      283,752
               Class C..............................       93,707
                                                       ----------
                   Total............................   $  530,200

            Nuveen Balanced Stock and Bond Fund
               Class A..............................   $   92,928
               Class B..............................      118,052
               Class C..............................       69,747
                                                       ----------
                   Total............................   $  280,727

--------

   *For the period April 1, 2003 through June 30, 2003.




   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT AUDITORS, CUSTODIAN AND TRANSFER AGENT



   PricewaterhouseCoopers, LLP ("PWC"), One North Wacker Drive, Chicago, Illinois 60606, independent auditors, have been selected as auditors for the Trust. In addition to audit services, PWC will provide assistance on accounting, internal control, tax and related matters.


   The custodian of the assets of the Funds is State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund appear in the respective Fund's Annual Report and the financial statements from such Annual Report are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

GENERAL TRUST INFORMATION


   Each Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.


   The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

   Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Funds' Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A--RATINGS OF INVESTMENTS

   Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

   A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

   The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

   Issue credit ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      2. Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated 'AA' differs from the highest rated obligations only in small degree.
    The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues.
    However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B   An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C   A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY
    VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D   An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The
    'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r   This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

NR  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B   A short-term obligation rated 'B' is regarded as having significant speculative characteristics.
    The obligor currently has the capacity to meet its financial commitment on the obligation;
    however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C   A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D   A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."
    Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-
    grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A   Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations
    (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

      1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

      2) Notes allowing for negative coupons, or negative principal.

      3) Notes containing any provision which could obligate the investor to make any additional payments.

   Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

   Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Short-Term Ratings

MIG/VMIG Ratings

   In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

   In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

   In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

   The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

   MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG           This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

   Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

   Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

   Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term 'AAA'-'BBB' categories; short-term 'F1'-'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term 'BB'-'D'; short-term 'B'-'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

   Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

   Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to International Long-Term Credit Ratings changes in market interest rates and other market considerations.

                    International Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A   High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B   Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,  High default risk. Default is a real possibility. Capacity for meeting financial commitments is
CC, C solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,  Default. The ratings of obligations in this category are based on their prospects for
DD, D achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD'
      indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

   Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

                    International Short-Term Credit Ratings

   The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.


F1  Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate;
    however, near-term adverse changes could result in a reduction to non-investment grade.

B   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   Default. Denotes actual or imminent payment default.

   Notes to Long-term and Short-term ratings:

   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC', or to Short-term ratings other than 'F1'.

   'NR' indicates that Fitch does not rate the issuer or issue in question.

   'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                                                MAI-GRINC-1003D

--------------------------------------------------------------------------------


Nuveen Investments
Value and Balanced Funds
--------------------------------------------------------------------------------
                                               Annual Report dated June 30, 2003
                                             -----------------------------------

For investors seeking long-term growth potential.

                                    [GRAPHIC]



Nuveen NWQ Multi-Cap Value Fund
Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund



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several options. Select the New Enrollment-Create screen. Once there, enter your e-mail address
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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

                                 "No one knows
                                what the future
                               will bring, which
                                is why we think
                                a well-balanced
                               portfolio ... is
                                 an important
                                 component in
                                achieving your
                                   long-term
                               financial goals."
Dear Shareholder,

Throughout most of the period covered by this report, your Fund faced an extremely difficult market. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ) and Institutional Capital Corporation (ICAP), while the balanced funds are sub-advised by ICAP, with Nuveen Institutional Advisory Corp. managing the municipal portion of the Nuveen Balanced Municipal and Stock Fund. I urge you to take the time to read the portfolio managers' comments.

With the recent volatility in the market, many investors have begun to wonder which way the market is headed, and whether they need to adjust their investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 15, 2003



                            Annual Report l Page 1

  Portfolio Manager's Comments for the Nuveen NWQ Multi-Cap Value Fund

  Effective after the close of business on December 6, 2002, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Nuveen NWQ Multi-Cap Value Fund commenced operations on Monday, December 9, 2002.

  Despite the change in name, the Fund utilizes the same portfolio manager and investment strategy that was employed previously. The Fund continues to be subadvised by NWQ Investment Management Company, LLC (NWQ), a wholly owned subsiduary of Nuveen Investments, Inc. Recently we spoke with Jon Bosse, Chief Investment Officer of NWQ and the Fund's portfolio manager, about economic conditions and the Fund's performance during the one-year period that ended June 30, 2003.

--------------------------------------------------------------------------------

What kind of market environment did the Fund encounter during this reporting period?

The reporting period was fraught with numerous obstacles, including corporate accounting fraud, terrorism fears and the war in Iraq. Many stocks languished for most of the year under these pressures; however, a strong spring rally lifted many prices off their 52-week lows. Compelling valuations, the passage of a stimulative tax plan and earnings that surpassed lowered expectations were among the catalysts behind this rally. Although the U.S. economy showed modest, but definite, signs of a recovery from its 2001 recessionary levels, corporate earnings were supported by operating leverage from previous cost reductions. We think it is unlikely stock prices can maintain their robust upward momentum without a sustainable pickup in economic growth and improved earnings visibility.

In this environment, how did the Fund perform?

We were very pleased to have generated strongly positive results for our clients over the twelve months ended June 30, 2003, despite the generally difficult investing environment. The Fund's results, as well as the performance of several appropriate benchmarks, are available in the table on the next page. We credit our opportunistic approach and focus on downside protection as the primary contributors to our outperformance relative to the indexes shown. We correctly identified what we believed was a historic opportunity to purchase many small- and mid-capitalization technology companies at extremely depressed valuations, and also overweighted the portfolio with mortgage stocks with the belief that their earnings would be both greater and more sustainable than many were expecting. Both of these sectors were significant contributors to performance for the period shown.

What was your strategy in managing the Fund during the past 12 months?

We employed a consistent, opportunistic approach to investing, utilizing a bottom-up strategy that focused on identifying attractively valued companies which possessed favorable risk/reward characteristics and emerging catalysts that we believed would unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of undervalued assets, or a turn in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just their income statement. We continue to believe that a cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

Given recent market conditions, how did you apply this management strategy?

Increased volatility in the market environment this past year provided us the opportunity to take advantage of extremely compelling equity valuations. As mentioned earlier, we made significant purchases in the technology sector where we had identified a number of companies

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                            Annual Report l Page 2

Class A Shares--
One-Year Total Returns on NAV as of 6/30/03
--------------------------------------------------------------------------------

                  Nuveen NWQ Multi-Cap Value Fund/1/    12.12%
                  Russell 3000 Value Index/2/           -1.23%
                  S&P 500 Index/3/                       0.25%
                  Lipper Multi-Cap Value Funds Index/4/  2.13%
                  ----------------------------------    ------

that met our investment criteria. These companies were industry leaders, had tremendous balance sheets, stabilizing fundamentals and were selling at very depressed valuations. In several instances, companies were trading at discounts to their net cash in the bank. All of these companies were significant positive performers for the Fund over this period. We made similar opportunistic purchases in the finance sector, particularly in the insurance and specialty lending areas.

What were some of the stocks that most helped the Fund's performance?

Although numerous holdings contributed to the Fund's strong performance in the past twelve months, the opportunistic purchases we made in the technology sector played a significant factor.
During the past 9-12 months, we have carried the highest technology weight since beginning the Multi-Cap Value strategy in 1990. Our technology investments benefited from a stabilization of revenues, an increase in optimism about a rebound in capital spending, and previous cost-cutting measures that have helped cash flows and operating earnings. Significant contributors to performance in the quarter included Amdocs Ltd and Computer Associates, among others. Anticipation of increased merger activity has also been bullish for these stocks (several deals have already been announced). Recently, however, we have been reducing our technology exposure as risk/reward and valuations have become less compelling.

Outside of the technology sector, other contributors to the Fund's strong performance include our mortgage investments in Countrywide Financial and IndyMac Bancorp, which benefited from historically low interest rates and record refinance and home purchase activity. Origination volume (purchase and refinance combined) is expected to surpass a startling $3.5 trillion in 2003, up from $2.6 trillion last year. Our thesis on mortgage investments - that earnings would be both greater and more sustainable than expected - turned out to be correct, and we believe this situation will persist into the future. Other stellar performers in the finance sector included insurance underwriter AON Corp, and automobile finance company AmeriCredit. Our investment in Aetna appreciated as the company's continued restructuring efforts and lower medical cost trends drove profitability levels higher, and Liberty Media rose from depressed levels after the company indicated that it would seek to monetize some of its non-core assets. Liberty also announced plans to exercise its rights to acquire the 57.5 percent interest in QVC that it did not already own.

Which of your investments hurt overall Fund performance?

Although the stocks have made a substantial recovery from their mid-March lows, capital- funding pressures resulted in property casualty insurers Hartford Financial Services and PMA Capital registering declines for the twelve-months ended June 30, 2003. Ongoing asbestos liability also weighed heavily on the shares of Hartford


--------------------------------------------------------------------------------

1Performance figures are for Class A shares at net asset value as of June 30, 2003. Class A share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in expenses, which are primarily differences in service fees. Current performance may be more or less than the performance shown.
2The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
4The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Fund category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

                            Annual Report l Page 3

Financial Services. We remain optimistic on our insurance investments going forward as the capital-funding issues have improved, and Congress may in fact pass some form of asbestos tort reform later this year. The pricing environment for the industry has also improved significantly. FelCor Lodging Trust, a hotel REIT, was weak as the travel and lodging industry endured a challenging business environment due to the depressed economy and war concerns. Increased competition from outpatient surgery centers and a weak economy resulted in lower admission trends, pressuring hospital operator HCA Inc.

What do you see ahead for the markets and the Fund?

Rather than focus on what we cannot control (interest rates, inflation, economic growth), we intend to concentrate our efforts on identifying compelling investment opportunities which possess attractive valuation, favorable risk/reward and downside protection characteristics, and catalysts to improve profitability or recognize value. We will continue to utilize our highly disciplined and seasoned team of analysts, a number of whom have primary work experience in the industries they cover. Although the recent spring rally in stocks has broadly made valuations less attractive, we continue to see many pockets of opportunity.
--------------------------------------------------------------------------------

     Growth of an Assumed $10,000 Investment

     Nuveen NWQ Multi-Cap Value Fund/1,2,3,4/

                                    [CHART]

                                              Lipper
                                             Multi-Cap    Russell
             Nuveen NWQ       Nuveen NWQ       Value       3000         S&P
          Multi-Cap Value  Multi-Cap Value     Funds       Value        500
  Date      Fund (Offer)      Fund (NAV)       Index       Index       Index
--------  ---------------  ---------------  ----------  ----------  ----------
11/04/97     $9,425.00       $10,000.00     $10,000.00  $10,000.00  $10,000.00
11/30/97      9,074.60         9,628.22      10,213.00   10,409.00   10,463.00
12/31/97      9,336.52         9,906.12      10,435.64   10,718.15   10,642.96
01/31/98      9,249.75         9,814.05      10,411.64   10,562.73   10,761.10
02/28/98      9,926.16        10,531.74      11,127.96   11,266.21   11,536.98
03/31/98     10,668.05        11,318.88      11,627.61   11,933.17   12,127.67
04/30/98     10,854.17        11,516.36      11,692.72   12,010.74   12,250.16
05/31/98     10,324.69        10,954.58      11,433.14   11,808.96   12,039.46
06/30/98     10,557.86        11,201.97      11,420.57   11,940.04   12,528.26
07/31/98     10,075.72        10,690.41      10,978.59   11,664.22   12,395.46
08/31/98      8,257.88         8,761.67       9,298.87    9,920.42   10,603.07
09/30/98      8,670.02         9,198.96       9,683.84   10,488.86   11,282.73
10/31/98      9,401.65         9,975.22      10,480.82   11,259.79   12,200.02
11/30/98      9,681.76        10,272.43      10,933.59   11,766.48   12,939.34
12/31/98     10,003.53        10,613.82      11,115.09   12,164.19   13,684.65
01/31/99     10,436.75        11,073.48      11,153.99   12,232.31   14,256.66
02/28/99      9,971.11        10,579.42      10,894.10   12,008.46   13,813.28
03/31/99     10,489.30        11,129.23      11,194.78   12,231.82   14,365.81
04/30/99     11,641.06        12,351.26      12,190.00   13,373.04   14,921.77
05/31/99     11,808.81        12,529.24      12,126.61   13,264.72   14,569.62
06/30/99     12,165.66        12,907.86      12,517.09   13,657.36   15,378.23
07/31/99     11,671.05        12,383.07      12,091.51   13,262.66   14,898.43
08/31/99     11,110.55        11,788.38      11,675.56   12,771.94   14,825.43
09/30/99     10,682.76        11,334.49      11,172.34   12,338.97   14,419.21
10/31/99     11,190.99        11,873.73      11,517.57   12,979.37   15,331.95
11/30/99     11,377.73        12,071.86      11,512.96   12,888.51   15,643.18
12/31/99     12,059.98        12,795.74      11,775.45   12,972.29   16,564.57
01/31/00     11,217.80        11,902.18      11,267.93   12,554.58   15,733.03
02/29/00     10,395.23        11,029.42      10,675.24   11,736.02   15,435.67
03/31/00     12,073.22        12,809.78      11,803.61   13,063.36   16,945.28
04/30/00     11,755.78        12,472.98      11,781.19   12,926.20   16,435.23
05/31/00     12,001.38        12,733.56      11,944.94   13,039.95   16,098.31
06/30/00     11,566.08        12,271.70      11,685.74   12,510.53   16,495.93
07/31/00     11,687.89        12,400.94      11,785.07   12,684.42   16,238.60
08/31/00     12,516.84        13,280.47      12,533.42   13,380.80   17,247.01
09/30/00     12,400.22        13,156.73      12,359.20   13,490.52   16,336.37
10/31/00     12,703.77        13,478.80      12,653.35   13,796.75   16,267.76
11/30/00     12,194.15        12,938.10      12,186.44   13,298.69   14,985.86
12/31/00     13,425.99        14,245.08      12,911.54   14,012.83   15,059.29
01/31/01     13,761.09        14,600.63      13,399.59   14,088.50   15,593.89
02/28/01     13,482.00        14,304.51      13,032.45   13,722.20   14,171.73
03/31/01     13,393.59        14,210.71      12,575.01   13,255.65   13,273.24
04/30/01     13,851.63        14,696.69      13,389.87   13,902.52   14,304.58
05/31/01     14,166.06        15,030.30      13,685.78   14,218.11   14,400.42
06/30/01     14,181.16        15,046.33      13,454.49   13,965.03   14,050.49
07/31/01     14,434.31        15,314.92      13,437.00   13,916.15   13,912.79
08/31/01     14,041.96        14,898.64      12,938.49   13,392.90   13,041.85
09/30/01     12,847.37        13,631.16      11,612.29   12,412.54   11,988.07
10/31/01     12,827.01        13,609.56      11,851.51   12,334.34   12,217.04
11/30/01     13,764.81        14,604.57      12,709.56   13,063.30   13,154.09
12/31/01     14,207.66        15,074.44      13,078.13   13,405.56   13,269.84
01/31/02     14,402.28        15,280.93      12,908.12   13,322.45   13,076.10
02/28/02     14,498.31        15,382.82      12,739.02   13,347.76   12,823.74
03/31/02     15,274.47        16,206.34      13,388.71   14,007.14   13,305.91
04/30/02     15,534.69        16,482.43      12,995.08   13,600.93   12,499.57
05/31/02     15,542.36        16,490.57      12,982.09   13,626.77   12,407.07
06/30/02     14,332.63        15,207.04      11,988.96   12,882.75   11,523.69
07/31/02     12,925.93        13,714.52      10,993.88   11,631.84   10,625.99
08/31/02     13,284.98        14,095.47      11,168.68   11,709.77   10,695.06
09/30/02     11,199.63        11,882.89       9,957.99   10,440.43    9,532.51
10/31/02     12,008.18        12,740.77      10,490.75   11,169.17   10,371.37
11/30/02     13,517.69        14,342.38      11,272.31   11,885.12   10,982.24
12/31/02     12,950.80        13,740.90      10,775.20   11,369.30   10,337.59
01/31/03     13,258.89        14,067.78      10,553.23   11,090.75   10,066.74
02/28/03     12,675.72        13,449.03      10,282.01   10,790.19    9,915.74
03/31/03     12,697.72        13,472.38      10,321.08   10,815.01   10,011.92
04/30/03     13,996.10        14,849.98      11,217.98   11,772.14   10,836.91
05/30/03     15,987.69        16,963.06      12,155.81   12,563.23   11,408.01
06/30/03     16,064.71        17,044.78      12,244.55   12,724.04   11,554.03


--------------------------------------------------------------------------------
Thegraph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
1The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Fund (at NAV) compared with the corresponding indexes. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Fund returns depicted in the chart (at offer) reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.
2The Lipper Multi-Cap Value Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Multi-Cap Value Fund category. An index is not available for direct investment.
3The Russell 3000 Value Index is a market capitalization-weighted index of those firms in the Russell 3000 Index with higher price-to-book ratios and lower forecasted growth values. An index is not available for direct investment.
4The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.


                            Annual Report l Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/03                   Nuveen NWQ Multi-Cap Value Fund
================================================================================

             Quick Facts
                               A Shares B Shares C Shares R Shares
             -----------------------------------------------------
             NAV                 $14.60   $14.61   $14.62   $14.57
             -----------------------------------------------------
             Commencement Date 12/09/02 12/09/02 12/09/02 11/04/97
             -----------------------------------------------------

                  Average Annual Total Returns as of 6/30/03/1/

                  A Shares                         NAV   Offer
                  ---------------------------------------------
                  1-Year                         12.12%   5.66%
                  ---------------------------------------------
                  5-Year                          8.75    7.46
                  ---------------------------------------------
                  Since Inception                 9.89    8.75
                  ---------------------------------------------

                  B Shares                    w/o CDSC  w/CDSC
                  ---------------------------------------------
                  1-Year                         11.27%   7.27%
                  ---------------------------------------------
                  5-Year                          7.95    7.80
                  ---------------------------------------------
                  Since Inception                 9.07    8.96
                  ---------------------------------------------

                  C Shares                         NAV
                  ---------------------------------------------
                  1-Year                         11.35%
                  ---------------------------------------------
                  5-Year                          7.97
                  ---------------------------------------------
                  Since Inception                 9.09
                  ---------------------------------------------

                  R Shares                         NAV
                  ---------------------------------------------
                  1-Year                         12.55%
                  ---------------------------------------------
                  5-Year                          9.06
                  ---------------------------------------------
                  Since Inception                10.20
                  ---------------------------------------------
                  Equity Diversification/2/
                  Financials                             30.61%
                  ---------------------------------------------
                  Information Technology                 15.63
                  ---------------------------------------------
                  Energy                                 10.43
                  ---------------------------------------------
                  Materials                               8.70
                  ---------------------------------------------
                  Industrials                             5.66
                  ---------------------------------------------
                  Telecommunication Services              5.11
                  ---------------------------------------------
                  Consumer Staples                        4.65
                  ---------------------------------------------
                  Consumer Discretionary                  4.34
                  ---------------------------------------------
                  Healthcare                              3.61
                  ---------------------------------------------
                  Utilities                               0.87
                  ---------------------------------------------

Portfolio Allocation/2/
                                    [CHART]

Common Stocks                 89.61%
Convertible Bonds              0.97
Short-Term Investments         9.42

              Top Five Stock Holdings/2/
              Computer Associates International, Inc.        4.41%
              ----------------------------------------------------
              IndyMac Bancorp, Inc.                          3.75
              ----------------------------------------------------
              Countrywide Financial Corporation              3.41
              ----------------------------------------------------
              ConocoPhillips                                 3.27
              ----------------------------------------------------
              Altria Group, Inc.                             3.11
              ----------------------------------------------------
              Portfolio Statistics
              Net Assets ($000)                           $32,118
              ----------------------------------------------------
              Beta/3/                                        0.93
              ----------------------------------------------------
              Average Market Capitalization (Stocks)  $17 billion
              ----------------------------------------------------
              Number of Stocks                                 46
              ----------------------------------------------------
              Expense Ratio/4/                               1.66%
              ----------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Class R share returns are actual and reflect the performance of the predecessor funds. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge
 (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
2As a percentage of total holdings as of June 30, 2003. Holdings are subject to change.
3Beta is based on comparison with the S&P 500. See the inside back cover for more information on beta.
4Class A shares after credit/reimbursement.

                            Annual Report l Page 5

  Portfolio Managers' Comments for the Nuveen Large-Cap Value,
  Balanced Stock and Bond, and Balanced Municipal and Stock Funds

  The Nuveen Large-Cap Value, Balanced Stock and Bond, and Balanced Municipal and Stock Funds feature equity management by Institutional Capital Corporation (ICAP). The municipal portion of the Nuveen Balanced Municipal and Stock Fund is managed by Nuveen Institutional Advisory Corp. (NIAC). We recently asked Rob Lyon, president and chief investment officer of ICAP, and Tom Spalding of NIAC to discuss the economic and market environment, key portfolio management strategies and the performance of these three Funds for the twelve months ended June 30, 2003.

--------------------------------------------------------------------------------

What were some of the most significant market factors affecting the Funds' performance?

There were two entirely different sets of market conditions during the twelve months ended June 30, 2003. During the first nine months of the period, the stock market fell steadily, with the exception of a brief time in October and November 2002. The market's decline could be attributed to a variety of factors, including continued high energy prices, lower-than-anticipated corporate spending, disappointing corporate earnings and growing anticipation of a war in Iraq. In this environment, the broad stock market, as measured by the S&P 500 Index, fell 17 percent between June 30, 2002, and March 31, 2003.

During the final quarter of the reporting period, the market environment began changing for the better. Stocks' stronger performance stemmed from continued low interest rates, the Federal Reserve Board's stated willingness to fight deflation through monetary stimulus, a more favorable tax environment for dividend-paying stocks, a swift deposing of the Iraqi regime and preliminary prospects for peace between Israel and the Palestinian Authority. The S&P 500 Index rose over 15 percent during the second quarter of 2003.

The municipal bond market, meanwhile, enjoyed a very favorable environment for the majority of the twelve-month period. With interest rates near historic lows, inflation under control and economic growth relatively sluggish, investors were attracted to municipal securities during the period, especially high quality bonds. Late in the period, however, municipal bond yields began rising and their prices fell. This change reflected the growing perception among some investors that interest rates may rise in the near future.

In this environment, how did the Funds perform?

The table on the next page provides performance information for each Fund (Class A shares at net asset value) for the twelve months ended June 30, 2003. The table also compares each Fund's performance to that of the appropriate benchmarks.

Disappointing stock selection was the primary reason for the Funds' underperformance relative to their benchmarks. As we will discuss shortly, several of our holdings did not perform as expected and made up a substantial portion of the gap between the Funds' results and those of the indexes.

What was your approach to managing the equity portion of the Funds?

Our investment approach continued to focus on investing in companies that we believed had good overall business prospects and a catalyst that could trigger significant share-price appreciation in the future. In addition, we remained attracted to companies run by management teams that we believed were capable and credible. We also looked to invest in companies that, in our opinion, were financially strong and trading at a compelling valuation. In particular, we liked companies with strong balance sheets, stable or rising earnings and solid credit ratings.

Early in the period, we tended to avoid companies that we believed would need a worldwide economic recovery to prosper. As the period progressed and signs of a potential economic rebound appeared, however, we looked increasingly to stocks that we believed could benefit from an improved business

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                            Annual Report l Page 6

Class A Shares--
One-Year Total Returns on NAV as of 6/30/03
--------------------------------------------------------------------------------

                 Nuveen Large-Cap Value Fund/1/........ -6.28%
                 Lipper Large-Cap Value Funds Index/2/. -2.13%
                 Russell 1000 Value Index/3/........... -1.02%
                 S&P 500 Index/4/......................  0.25%
                 ---------------------------------------------

                 Nuveen Balanced Municipal and Stock
                   Fund/1/............................. -0.25%
                 Lipper Balanced Funds Index/5/........  3.49%
                 Lehman Brothers 10-Year Municipal Bond
                   Index/6/............................  9.19%
                 S&P 500 Index/4/......................  0.25%
                 ---------------------------------------------

                 Nuveen Balanced Stock and Bond Fund/1/ -0.99%
                 Lipper Balanced Funds Index/5/........  3.49%
                 Lehman Brothers Intermediate Treasury
                   Index/7/............................  8.23%
                 S&P 500 Index/4/......................  0.25%
                 ---------------------------------------------

climate. This approach led us to establish positions in cruise operator Carnival, health insurer Anthem and automotive parts maker Johnson Controls, as well as add to the Funds' holdings in the utilities and telecommunications sectors.

On June 30, 2003, the Funds' largest sector weighting was in financial stocks. We believe that companies in this sector may benefit from the current environment of low and stable interest rates, and be rewarded for their strong balance sheets and credit quality.

Were there any stocks that helped the performance of the Funds?

Hewlett-Packard, a large maker of personal computers and other technology products, performed well, as the company continued to realize substantial cost savings from its 2002 acquisition of Compaq Computer. Citigroup, the world's largest financial services business, also helped results; the company benefited from the low interest rate environment. Cable network operator Liberty Media also delivered solid results, thanks to an improved climate for advertising spending. Finally, EnCana, a Canadian oil and gas producer, benefited from rising natural gas prices.

What were some of the holdings that hurt performance?

The Funds' weakest stock during the twelve-month period was Sears, the large U.S. retailer. Sears struggled with challenges facing its credit card division, traditionally the source of much of the company's profits. Restaurant giant McDonald's results slowed as well, as the company faced declining sales and weaker-than-expected results from European franchises. Electronic Data Systems, which provides systems management and other technology consulting services, and Koninklijke (Royal) Philips Electronics, a leading semiconductor maker, were hurt by an ongoing slowdown in corporate technology spending. Finally, Cigna, a large health insurer, experienced declining earnings after the company had difficulty implementing a new computer system. All but Philips were sold from the Funds during the period.

How did you manage the municipal portion of the Balanced Municipal and Stock
Fund?

As the period progressed, our conviction increased that stocks may represent a better future value than


--------------------------------------------------------------------------------

1Performance figures are quoted for Class A shares at net asset value as of June 30, 2003. Current performance may be more or less than the performance shown.
2The Lipper Large-Cap Value Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.
3The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth value. An index is not available for direct investment.
4The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.
5The Lipper Balanced Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.
6The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
7The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                            Annual Report l Page 7
municipal bonds. Accordingly, as of June 30, 2003, the Fund was 45 percent invested in equities, 55 percent in municipals. (At the beginning of the period, by contrast, the Fund's asset allocation was 42 percent equities, 58 percent municipals.)

As municipal securities were outperforming, we gradually let the portfolio's average maturity and duration drift lower because we believed that securities on the short end of the yield curve offered better value for shareholders. With interest rates remaining low, we kept portfolio turnover relatively modest during the period. When we did make trades, we invested in a wide variety of general revenue bonds.

What do you see ahead for the markets and the Funds?

We see on the horizon a number of favorable signs for the economy. The Federal Reserve continues to battle deflation and inflation simultaneously; a balancing act that, in our opinion, has been successful so far. Recent tax relief legislation may also add to economic growth and, because of the reduction in dividend taxes, add to equity performance as well. In this environment, we plan to stick to our team-driven stock-selection approach and invest in companies that we believe have solid balance sheets and strong management teams. As our confidence increases that the economy is recovering, we expect to continue to focus on companies we believe may be positioned to benefit from a stronger economy.

With respect to the Balanced Municipal and Stock Fund, we are comfortable with the Fund's current asset allocation. We will continue to monitor changes in the municipal market. If longer- maturity bonds begin to follow the lead of their shorter counterparts, we may increasingly look to those securities for future investment opportunities.


--------------------------------------------------------------------------------

     Growth of an Assumed $10,000 Investment

     Nuveen Large-Cap Value Fund/1,2,3,4/

                                [CHART]



                Nuveen         Nuveen                   Russell     Lipper
               Large-Cap     Large-Cap         S&P       1000      Large-Cap
              Value Fund    Value Fund         500       Value    Value Funds
   Date          (NAV)        (Offer)         Index      Index       Index
----------    ----------    ----------        -----      -----    -----------
08/31/1996       10000          9425          10000      10000       10000
09/30/1996       10414          9815          10562      10398       10490
10/31/1996       10864         10239          10854      10800       10711
11/30/1996       11638         10969          11673      11583       11478
12/31/1996       11371         10717          11442      11435       11284
01/31/1997       11951         11264          12156      11990       11854
02/28/1997       12036         11344          12252      12166       11949
03/31/1997       11784         11106          11749      11728       11493
04/30/1997       12360         11650          12450      12221       12004
05/31/1997       13026         12277          13208      12904       12695
06/30/1997       13617         12834          13799      13457       13225
07/31/1997       14626         13785          14896      14469       14222
08/31/1997       14007         13201          14062      13954       13613
09/30/1997       14776         13926          14832      14797       14310
10/31/1997       14356         13531          14337      14384       13878
11/30/1997       14368         13542          15001      15020       14333
12/31/1997       14496         13662          15258      15459       14497
01/31/1998       14577         13739          15427      15239       14517
02/28/1998       15670         14769          16539      16265       15472
03/31/1998       16030         15109          17385      17260       16159
04/30/1998       16473         15526          17560      17376       16324
05/31/1998       16479         15532          17258      17119       16046
06/30/1998       16555         15603          17959      17338       16347
07/31/1998       15949         15032          17768      17032       16064
08/31/1998       13332         12565          15202      14498       13871
09/30/1998       13801         13008          16176      15330       14538
10/31/1998       14715         13869          17490      16518       15703
11/30/1998       15371         14487          18550      17288       16504
12/31/1998       15932         15016          19618      17876       17141
01/31/1999       16723         15761          20438      18019       17425
02/28/1999       16104         15178          19803      17765       17026
03/31/1999       16577         15624          20595      18133       17544
04/30/1999       17945         16913          21393      19826       18577
05/31/1999       17889         16861          20888      19608       18259
06/30/1999       18605         17535          22047      20177       19065
07/31/1999       17704         16686          21359      19586       18523
08/31/1999       17154         16167          21253      18859       18186
09/30/1999       16824         15857          20671      18201       17513
10/31/1999       17608         16596          21979      19249       18357
11/30/1999       17890         16862          22426      19099       18422
12/31/1999       18264         17214          23746      19191       18989
01/31/2000       17990         16956          22553      18565       18186
02/29/2000       17317         16322          22126      17186       17420
03/31/2000       18547         17480          24289      19282       19016
04/30/2000       18467         17405          23559      19059       18805
05/31/2000       18301         17249          23075      19259       18818
06/30/2000       17615         16602          23644      18379       18611
07/31/2000       17477         16472          23276      18608       18527
08/31/2000       18425         17365          24721      19643       19600
09/30/2000       18620         17549          23416      19824       19290
10/31/2000       19192         18088          23317      20311       19444
11/30/2000       18721         17645          21480      19558       18610
12/31/2000       19627         18499          21585      20538       19360
01/31/2001       19956         18809          22351      20616       19521
02/28/2001       19700         18567          20313      20043       18580
03/31/2001       18866         17781          19025      19335       17857
04/30/2001       19940         18793          20503      20282       18870
05/31/2001       20333         19163          20641      20739       19174
06/30/2001       19555         18431          20139      20278       18652
07/31/2001       19459         18340          19942      20236       18525
08/31/2001       18449         17389          18694      19424       17658
09/30/2001       17504         16497          17183      18057       16281
10/31/2001       17752         16731          17511      17902       16387
11/30/2001       18618         17547          18854      18942       17437
12/31/2001       19174         18071          19020      19389       17700
01/31/2002       18595         17526          18743      19239       17373
02/28/2002       18410         17351          18381      19270       17277
03/31/2002       19125         18026          19072      20182       18039
04/30/2002       18571         17503          17916      19489       17271
05/31/2002       18595         17526          17784      19587       17293
06/30/2002       17140         16154          16517      18463       16088
07/31/2002       15741         14836          15231      16746       14698
08/31/2002       15854         14942          15330      16873       14796
09/30/2002       13755         12964          13663      14997       13086
10/31/2002       14173         13358          14866      16108       14047
11/30/2002       15058         14192          15741      17123       14927
12/31/2002       14367         13540          14817      16380       14217
01/31/2003       14359         13533          14429      15983       13878
02/28/2003       14100         13289          14213      15556       13531
03/31/2003       14213         13396          14351      15583       13523
04/30/2003       15230         14354          15533      16954       14665
05/31/2003       15844         14933          16352      18049       15568
06/30/2003       16086         15161          16561      18275       15745


--------------------------------------------------------------------------------

The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
1The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Fund (at NAV) compared with the corresponding indexes. Index returns reflect total returns and assume reinvestment of dividends but to not include any initial or ongoing expenses. The Fund returns depicted in the chart (at offer) reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.
2The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.
3The Lipper Large-Cap Value Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Fund category. An index is not available for direct investment.
4The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values. An index is not available for direct investment.

                            Annual Report l Page 8

     Growth of an Assumed $10,000 Investment

     Nuveen Balanced Municipal and Stock Fund/1,2,3/

                                    [CHART]

            Nuveen Municipal  Nuveen Municipal       S&P       Lehman Brothers
                and Stock         and Stock          500      10-Year Municipal
   Date        Fund (Offer)      Fund (NAV)         Index           Index
----------  ----------------  ----------------     ------   --------------------
 8/31/1996        9,425           10,000           10,000           10,000
 9/30/1996        9,643           10,231           10,562           10,103
10/31/1996        9,862           10,463           10,854           10,230
11/30/1996       10,266           10,892           11,673           10,437
12/31/1996       10,196           10,818           11,442           10,390
 1/31/1997       10,403           11,038           12,156           10,431
 2/28/1997       10,510           11,151           12,252           10,529
 3/31/1997       10,374           11,006           11,749           10,387
 4/30/1997       10,607           11,254           12,450           10,464
 5/31/1997       10,918           11,584           13,208           10,613
 6/30/1997       11,177           11,858           13,799           10,730
 7/31/1997       11,716           12,431           14,896           11,031
 8/31/1997       11,428           12,125           14,062           10,924
 9/30/1997       11,780           12,499           14,832           11,063
10/31/1997       11,656           12,368           14,337           11,122
11/30/1997       11,708           12,422           15,001           11,173
12/31/1997       11,860           12,584           15,258           11,349
 1/31/1998       11,957           12,687           15,427           11,475
 2/28/1998       12,375           13,129           16,539           11,474
 3/31/1998       12,527           13,291           17,385           11,466
 4/30/1998       12,634           13,405           17,560           11,403
 5/31/1998       12,772           13,551           17,258           11,597
 6/30/1998       12,821           13,603           17,959           11,640
 7/31/1998       12,607           13,376           17,768           11,658
 8/31/1998       11,766           12,484           15,202           11,861
 9/30/1998       12,041           12,776           16,176           12,038
10/31/1998       12,393           13,149           17,490           12,043
11/30/1998       12,643           13,414           18,550           12,079
12/31/1998       12,849           13,633           19,618           12,116
 1/31/1999       13,151           13,953           20,438           12,302
 2/28/1999       12,937           13,726           19,803           12,191
 3/31/1999       13,065           13,862           20,595           12,185
 4/30/1999       13,489           14,312           21,393           12,218
 5/31/1999       13,412           14,231           20,888           12,132
 6/30/1999       13,525           14,350           22,047           11,907
 7/31/1999       13,292           14,103           21,359           11,986
 8/31/1999       13,069           13,866           21,253           11,942
 9/30/1999       12,978           13,769           20,671           11,983
10/31/1999       13,185           13,990           21,979           11,898
11/30/1999       13,351           14,166           22,426           12,027
12/31/1999       13,445           14,265           23,746           11,965
 1/31/2000       13,286           14,097           22,553           11,916
 2/29/2000       13,124           13,925           22,126           12,010
 3/31/2000       13,650           14,483           24,289           12,244
 4/30/2000       13,592           14,421           23,559           12,183
 5/31/2000       13,445           14,265           23,075           12,111
 6/30/2000       13,413           14,231           23,644           12,440
 7/31/2000       13,475           14,297           23,276           12,612
 8/31/2000       13,825           14,669           24,721           12,807
 9/30/2000       13,839           14,683           23,416           12,749
10/31/2000       14,002           14,857           23,317           12,879
11/30/2000       13,877           14,723           21,480           12,948
12/31/2000       14,279           15,151           21,585           13,252
 1/31/2001       14,453           15,335           22,351           13,423
 2/28/2001       14,385           15,262           20,313           13,446
 3/31/2001       14,127           14,989           19,025           13,560
 4/30/2001       14,420           15,300           20,503           13,394
 5/31/2001       14,617           15,509           20,641           13,540
 6/30/2001       14,432           15,312           20,139           13,621
 7/31/2001       14,468           15,350           19,942           13,808
 8/31/2001       14,258           15,128           18,694           14,044
 9/30/2001       13,940           14,791           17,183           14,024
10/31/2001       14,084           14,944           17,511           14,198
11/30/2001       14,066           14,924           18,854           14,015
12/31/2001       13,874           14,721           19,020           13,866
 1/31/2002       13,526           14,351           18,743           14,128
 2/28/2002       13,563           14,390           18,381           14,330
 3/31/2002       13,699           14,534           19,072           14,035
 4/30/2002       13,625           14,457           17,916           14,361
 5/31/2002       13,668           14,502           17,784           14,428
 6/30/2002       13,254           14,062           16,517           14,607
 7/31/2002       12,821           13,603           15,231           14,801
 8/31/2002       12,868           13,653           15,330           14,994
 9/30/2002       12,287           13,037           13,663           15,352
10/31/2002       12,346           13,099           14,866           15,073
11/30/2002       12,648           13,420           15,741           14,949
12/31/2002       12,495           13,257           14,817           15,276
 1/31/2003       12,473           13,234           14,429           15,194
 2/28/2003       12,438           13,197           14,213           15,457
 3/31/2003       12,409           13,166           14,351           15,465
 4/30/2003       12,808           13,590           15,533           15,581
 5/31/2003       13,157           13,960           16,352           16,026
 6/30/2003       13,227           14,034           16,561           15,949


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Growth of an Assumed $10,000 Investment

     Nuveen Balanced Stock and Bond Fund/1,2,4/

                                    [CHART]

            Nuveen Balanced  Nuveen Balanced           Lehman Brothers
            Stock and Bond   Stock and Bond   S&P 500   Intermediate
   Date      Fund (Offer)      Fund (NAV)      Index   Treasury Index
----------  ---------------  ---------------  -------  ---------------
08/31/1996        9425            10000        10000        10000
09/30/1996        9712            10305        10562        10128
10/31/1996       10051            10665        10854        10294
11/30/1996       10595            11242        11673        10418
12/31/1996       10461            11099        11442        10361
01/31/1997       10813            11473        12156        10400
02/28/1997       10862            11524        12252        10415
03/31/1997       10686            11338        11749        10354
04/30/1997       10981            11651        12450        10470
05/31/1997       11290            11979        13208        10552
06/30/1997       11602            12310        13799        10642
07/31/1997       12186            12929        14896        10841
08/31/1997       11840            12562        14062        10797
09/30/1997       12259            13007        14832        10915
10/31/1997       12156            12897        14337        11043
11/30/1997       12165            12908        15001        11068
12/31/1997       12279            13028        15258        11159
01/31/1998       12395            13151        15427        11308
02/28/1998       12946            13735        16539        11294
03/31/1998       13164            13968        17385        11328
04/30/1998       13404            14222        17560        11381
05/31/1998       13444            14264        17258        11459
06/30/1998       13537            14363        17959        11536
07/31/1998       13219            14025        17768        11581
08/31/1998       11890            12616        15202        11810
09/30/1998       12386            13142        16176        12095
10/31/1998       12927            13716        17490        12119
11/30/1998       13329            14143        18550        12074
12/31/1998       13649            14482        19618        12120
01/31/1999       14100            14960        20438        12174
02/28/1999       13591            14420        19803        11996
03/31/1999       13916            14765        20595        12075
04/30/1999       14706            15603        21393        12109
05/31/1999       14585            15475        20888        12031
06/30/1999       14917            15827        22047        12053
07/31/1999       14472            15355        21359        12064
08/31/1999       14175            15040        21253        12088
09/30/1999       14079            14938        20671        12182
10/31/1999       14510            15395        21979        12198
11/30/1999       14637            15530        22426        12203
12/31/1999       14834            15739        23746        12169
01/31/2000       14660            15554        22553        12136
02/29/2000       14401            15279        22126        12231
03/31/2000       15154            16078        24289        12386
04/30/2000       15067            15987        23559        12377
05/31/2000       14980            15894        23075        12429
06/30/2000       14733            15632        23644        12608
07/31/2000       14709            15607        23276        12693
08/31/2000       15288            16221        24721        12825
09/30/2000       15387            16326        23416        12924
10/31/2000       15764            16725        23317        13009
11/30/2000       15587            16538        21480        13197
12/31/2000       16203            17192        21585        13417
01/31/2001       16446            17449        22351        13575
02/28/2001       16344            17341        20313        13700
03/31/2001       15885            16854        19025        13808
04/30/2001       16456            17460        20503        13753
05/31/2001       16700            17718        20641        13809
06/30/2001       16263            17255        20139        13859
07/31/2001       16321            17317        19942        14110
08/31/2001       15780            16743        18694        14232
09/30/2001       15315            16250        17183        14527
10/31/2001       15581            16531        17511        14748
11/30/2001       16060            17039        18854        14581
12/31/2001       16306            17301        19020        14511
01/31/2002       16007            16984        18743        14561
02/28/2002       15968            16942        18381        14671
03/31/2002       16250            17241        19072        14447
04/30/2002       16132            17117        17916        14705
05/31/2002       16224            17214        17784        14807
06/30/2002       15413            16354        16517        14987
07/31/2002       14704            15601        15231        15287
08/31/2002       14835            15740        15330        15448
09/30/2002       13669            14503        13663        15744
10/31/2002       13881            14728        14866        15716
11/30/2002       14376            15253        15741        15570
12/31/2002       14079            14938        14817        15859
01/31/2003       14046            14903        14429        15813
02/28/2003       13986            14839        14213        15984
03/31/2003       14066            14924        14351        15984
04/30/2003       14661            15555        15533        16016
05/31/2003       15156            16081        16352        16264
06/30/2003       15273            16205        16561        16238


--------------------------------------------------------------------------------
The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
1The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Fund (at NAV) compared with the corresponding indexes. Index returns reflect total returns and assume reinvestment of dividends but to not include any initial or ongoing expenses. The Fund returns depicted in the chart (at offer) reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.
2The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.
3The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
4The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


                            Annual Report l Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/03                       Nuveen Large-Cap Value Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $19.93   $19.62   $19.58   $19.99
         --------------------------------------------------------------
         Commencement Date           8/07/96  8/07/96  8/07/96  8/07/96
         --------------------------------------------------------------

                    Average Annual Total Returns as of 6/30/03/1/

                    A Shares                      NAV      Offer
                    ---------------------------------------------
                    1-Year                      -6.28%   -11.67%
                    ---------------------------------------------
                    5-Year                      -0.58     -1.75
                    ---------------------------------------------
                    Since Inception              7.15      6.23
                    ---------------------------------------------
                    B Shares                 w/o CDSC     w/CDSC
                    ---------------------------------------------
                    1-Year                      -6.93%   -10.65%
                    ---------------------------------------------
                    5-Year                      -1.28     -1.44
                    ---------------------------------------------
                    Since Inception              6.38      6.38
                    ---------------------------------------------
                    C Shares                      NAV
                    ---------------------------------------------
                    1-Year                      -6.94%
                    ---------------------------------------------
                    5-Year                      -1.29
                    ---------------------------------------------
                    Since Inception              6.36
                    ---------------------------------------------
                    R Shares                      NAV
                    ---------------------------------------------
                    1-Year                      -5.99%
                    ---------------------------------------------
                    5-Year                      -0.32
                    ---------------------------------------------
                    Since Inception              7.44
                    ---------------------------------------------
                    Equity Diversification/2/
                    Financials                            22.08%
                    ---------------------------------------------
                    Consumer Discretionary                18.64
                    ---------------------------------------------
                    Industrials                           13.23
                    ---------------------------------------------
                    Healthcare                             9.83
                    ---------------------------------------------
                    Energy                                 8.25
                    ---------------------------------------------
                    Consumer Staples                       7.85
                    ---------------------------------------------
                    Telecommunication Services             6.47
                    ---------------------------------------------
                    Utilities                              5.16
                    ---------------------------------------------
                    Materials                              3.25
                    ---------------------------------------------
                    Information Technology                 3.20
                    ---------------------------------------------

Portfolio Allocation/2/
                                    [CHART]

Equities                97.96%
Short-Term Investments   2.04

              Top Five Stock Holdings/2/
              Citigroup Inc.                                4.61%
              ---------------------------------------------------
              Bank of America Corporation                   4.11
              ---------------------------------------------------
              Liberty Media Corporation - Class A           3.46
              ---------------------------------------------------
              Wells Fargo & Company                         3.39
              ---------------------------------------------------
              Pfizer Inc.                                   3.27
              ---------------------------------------------------

              Portfolio Statistics
              Net Assets ($000)                         $559,112
              ---------------------------------------------------
              Beta/3/                                       0.72
              ---------------------------------------------------
              Average Market Capitalization (Stocks) $69 billion
              ---------------------------------------------------
              Average P/E (Stocks)                          23.0
              ---------------------------------------------------
              Number of Stocks                                49
              ---------------------------------------------------
              Expense Ratio/4/                              1.45%
              ---------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Returns reflect differences in sales charges and expenses among the share classes. Fund returns assume reinvestment of dividends and capital gains.
 Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return figures.
2As a percentage of total holdings as of June 30, 2003. Holdings are subject to change.
3Beta is based on comparison with the S&P 500. See the inside back cover for more information on beta.
4Class A shares after credit/reimbursement.

                            Annual Report l Page 10

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/03          Nuveen Balanced Municipal and Stock Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $20.79   $21.63   $21.61   $20.46
         --------------------------------------------------------------
         Latest Tax-Exempt
          Dividend/1/                $0.0300  $0.0185  $0.0185  $0.0335
         --------------------------------------------------------------
         Commencement Date           8/07/96  8/07/96  8/07/96  8/07/96
         --------------------------------------------------------------

                    Average Annual Total Returns as of 6/30/03/2/

                    A Shares                      NAV     Offer
                    ---------------------------------------------
                    1-Year                      -0.25%    -5.98%
                    ---------------------------------------------
                    5-Year                       0.63     -0.56
                    ---------------------------------------------
                    Since Inception              4.97      4.07
                    ---------------------------------------------

                    B Shares                 w/o CDSC    w/CDSC
                    ---------------------------------------------
                    1-Year                      -1.01%    -4.92%
                    ---------------------------------------------
                    5-Year                      -0.11     -0.28
                    ---------------------------------------------
                    Since Inception              4.21      4.21
                    ---------------------------------------------

                    C Shares                      NAV
                    ---------------------------------------------
                    1-Year                      -1.01%
                    ---------------------------------------------
                    5-Year                      -0.11
                    ---------------------------------------------
                    Since Inception              4.20
                    ---------------------------------------------

                    R Shares                      NAV
                    ---------------------------------------------
                    1-Year                      -0.02%
                    ---------------------------------------------
                    5-Year                       0.88
                    ---------------------------------------------
                    Since Inception              5.23
                    ---------------------------------------------
                    Equity Diversification/3/
                    Financials                            10.22%
                    ---------------------------------------------
                    Consumer Discretionary                 8.45
                    ---------------------------------------------
                    Industrials                            6.10
                    ---------------------------------------------
                    Healthcare                             4.44
                    ---------------------------------------------
                    Energy                                 3.71
                    ---------------------------------------------
                    Consumer Staples                       3.56
                    ---------------------------------------------
                    Telecommunication Services             2.98
                    ---------------------------------------------
                    Utilities                              2.34
                    ---------------------------------------------
                    Materials                              1.47
                    ---------------------------------------------
                    Information Technology                 1.46
                    ---------------------------------------------

Portfolio Allocation/3/
                                    [CHART]

Municipal Bonds      55.27%
Equities             44.73

              Top Five Stock Holdings/3/
              Citigroup Inc.                                2.11%
              ---------------------------------------------------
              Bank of America Corporation                   1.95
              ---------------------------------------------------
              Liberty Media Corporation - Class A           1.57
              ---------------------------------------------------
              Wells Fargo & Company                         1.50
              ---------------------------------------------------
              Pfizer Inc.                                   1.45
              ---------------------------------------------------
              Portfolio Statistics
              Net Assets ($000)                          $96,128
              ---------------------------------------------------
              Average Market Capitalization (Stocks) $69 billion
              ---------------------------------------------------
              Average P/E (Stocks)                          23.0
              ---------------------------------------------------
              Number of Stocks                                49
              ---------------------------------------------------
              Duration (Bonds)                              3.73
              ---------------------------------------------------
              Expense Ratio/4/                              1.24%
              ---------------------------------------------------

                         Yields/5/

                         A Shares            NAV Offer
                         ------------------------------
                         SEC 30-Day        1.73%  1.63%
                         ------------------------------
                         Distribution Rate 1.73   1.63
                         ------------------------------

                         B Shares            NAV
                         ------------------------------
                         SEC 30-Day        1.08%
                         ------------------------------
                         Distribution Rate 1.03
                         ------------------------------

                         C Shares            NAV
                         ------------------------------
                         SEC 30-Day        1.08%
                         ------------------------------
                         Distribution Rate 1.03
                         ------------------------------

                         R Shares            NAV
                         ------------------------------
                         SEC 30-Day        2.08%
                         ------------------------------
                         Distribution Rate 1.96
                         ------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Paid July 1, 2003. This is the latest monthly tax-exempt dividend declared during the period ended June 30, 2003. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
2Returns reflect differences in sales charges and expenses among the share classes. Fund returns assume reinvestment of dividends and capital gains.
 Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return figures.
3As a percentage of total holdings as of June 30, 2003. Holdings are subject to change.
4Class A shares after credit/reimbursement.
5Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report l Page 11

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/03               Nuveen Balanced Stock and Bond Fund
================================================================================

             Quick Facts
                               A Shares B Shares C Shares R Shares
             -----------------------------------------------------
             NAV                 $22.72   $22.72   $22.73   $22.72
             -----------------------------------------------------
             Commencement Date  8/07/96  8/07/96  8/07/96  8/07/96
             -----------------------------------------------------

                  Average Annual Total Returns as of 6/30/03/1/

                  A Shares                        NAV    Offer
                  ----------------------------------------------
                  1-Year                        -0.99%   -6.68%
                  ----------------------------------------------
                  5-Year                         2.44     1.24
                  ----------------------------------------------
                  Since Inception                7.12     6.21
                  ----------------------------------------------

                  B Shares                   w/o CDSC   w/CDSC
                  ----------------------------------------------
                  1-Year                        -1.73%   -5.60%
                  ----------------------------------------------
                  5-Year                         1.68     1.52
                  ----------------------------------------------
                  Since Inception                6.33     6.33
                  ----------------------------------------------

                  C Shares                        NAV
                  ----------------------------------------------
                  1-Year                        -1.73%
                  ----------------------------------------------
                  5-Year                         1.69
                  ----------------------------------------------
                  Since Inception                6.34
                  ----------------------------------------------

                  R Shares                        NAV
                  ----------------------------------------------
                  1-Year                        -0.70%
                  ----------------------------------------------
                  5-Year                         2.70
                  ----------------------------------------------
                  Since Inception                7.39
                  ----------------------------------------------
                  Equity Diversification/2/
                  Financials                             13.68%
                  ----------------------------------------------
                  Consumer Discretionary                 11.42
                  ----------------------------------------------
                  Industrials                             8.18
                  ----------------------------------------------
                  Healthcare                              6.00
                  ----------------------------------------------
                  Energy                                  4.90
                  ----------------------------------------------
                  Consumer Staples                        4.81
                  ----------------------------------------------
                  Telecommunication Services              3.96
                  ----------------------------------------------
                  Utilities                               3.14
                  ----------------------------------------------
                  Materials                               1.97
                  ----------------------------------------------
                  Information Technology                  1.91
                  ----------------------------------------------

Portfolio Allocation/2/
                                    [CHART]

Equities                        59.97%
U.S. Government Obligations     38.05
Short-Term Investments           1.98

              Top Five Stock Holdings/2/
              Citigroup Inc.                                2.83%
              ---------------------------------------------------
              Bank of America Corporation                   2.53
              ---------------------------------------------------
              Liberty Media Corporation - Class A           2.21
              ---------------------------------------------------
              Wells Fargo & Company                         2.00
              ---------------------------------------------------
              Pfizer Inc.                                   1.96
              ---------------------------------------------------
              Portfolio Statistics
              Net Assets ($000)                          $63,595
              ---------------------------------------------------
              Average Market Capitalization (Stocks) $69 billion
              ---------------------------------------------------
              Average P/E (Stocks)                          23.1
              ---------------------------------------------------
              Number of Stocks                                49
              ---------------------------------------------------
              Duration (Bonds)                              4.24
              ---------------------------------------------------
              Expense Ratio/3/                              1.25%
              ---------------------------------------------------

                        Yields/4/

                        A Shares             NAV Offer
                        -------------------------------
                        SEC 30-Day         0.67%  0.63%
                        -------------------------------
                        Distribution Rate  1.85   1.74
                        -------------------------------

                        B Shares             NAV
                        -------------------------------
                        SEC 30-Day        -0.05%
                        -------------------------------
                        Distribution Rate  1.12
                        -------------------------------

                        C Shares             NAV
                        -------------------------------
                        SEC 30-Day        -0.05%
                        -------------------------------
                        Distribution Rate  1.12
                        -------------------------------

                        R Shares             NAV
                        -------------------------------
                        SEC 30-Day         0.96%
                        -------------------------------
                        Distribution Rate  2.10
                        -------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Returns reflect differences in sales charges and expenses among the share classes. Fund returns assume reinvestment of dividends and capital gains.
 Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return figures.
2As a percentage of total holdings as of June 30, 2003. Holdings are subject to change.
3Class A Shares after credit/reimbursement.
4Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report l Page 12

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND
June 30, 2003

                                                              Market
 Shares Description                                            Value
--------------------------------------------------------------------
        COMMON STOCKS - 92.7%

        Consumer Discretionary - 4.5%

 88,032 Liberty Media Corporation - Class A #            $ 1,017,650

 35,000 Toys "R" Us, Inc. #                                  424,200
--------------------------------------------------------------------
        Consumer Staples - 4.8%

 22,700 Altria Group, Inc.                                 1,031,488

 25,000 Safeway Inc. #                                       511,500
--------------------------------------------------------------------
        Energy - 10.8%

 19,840 ConocoPhillips                                     1,087,232

 17,000 Kerr-McGee Corporation                               761,600

 15,000 GlobalSantaFe Corporation                            350,100

 22,300 Noble Energy, Inc.                                   842,940

 19,200 Transocean Inc. #                                    421,824
--------------------------------------------------------------------
        Financials - 31.6%

 67,200 AmeriCredit Corp. #                                  574,560

 40,000 Aon Corporation                                      963,200

  9,767 Bank of America Corporation                          771,886

 25,000 CIT Group Inc.                                       616,250

 16,300 Countrywide Financial Corporation                  1,133,991

 11,100 Fannie Mae                                           748,584

 45,400 FelCor Lodging Trust Inc.                            349,126

 18,600 FleetBoston Financial Corporation                    552,606

 28,470 Friedman, Billings, Ramsey Group, Inc. - Class A     381,498

 13,800 The Hartford Financial Services Group, Inc.          694,968

 49,000 IndyMac Bancorp, Inc.                              1,245,580

 14,400 Loews Corporation                                    680,976

 11,000 MGIC Investment Corporation                          513,040

 40,000 PMA Capital Corporation - Class A                    502,800

 12,000 Radian Group Inc.                                    439,800
--------------------------------------------------------------------
        Healthcare - 3.7%

 10,000 Aetna Inc.                                           602,000

 18,600 HCA Inc.                                             595,944
--------------------------------------------------------------------
        Industrials - 5.9%

  9,100 Ingersoll Rand Co., Limited - Class A                430,612

  9,000 Northrop Grumman Corporation                         776,610

 20,500 Raytheon Company                                     673,220
--------------------------------------------------------------------
        Information Technology - 16.2%

190,000 Agere Systems Inc. - Class B #                       437,000

 32,500 Agilent Technologies, Inc. #                         635,375

 27,000 Amdocs Limited #                                     648,000

 65,800 Computer Associates International, Inc.            1,466,024

 52,200 Comverse Technology, Inc. #                          784,566

 65,600 Maxtor Corporation #                                 492,656

----
13

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND (continued)
June 30, 2003

                                                       Market
Shares Description                                      Value
-------------------------------------------------------------
       Information Technology (continued)

90,000 Quantum Corporation #                  $       364,500

75,400 SonicWALL, Inc. #                              361,920
-------------------------------------------------------------
       Materials - 9.0%

52,000 Barrick Gold Corporation                       930,800

14,800 Bowater Incorporated                           554,260

11,200 Companhia Vale do Rio Doce (CVRD) ADR          332,192

30,000 Packaging Corporation of America #             552,900

42,000 Sappi Limited Sponsored ADR                    518,700
-------------------------------------------------------------
       Telecommunication Services - 5.3%

 7,600 ALLTEL Corporation                             366,472

61,300 Sprint Corporation                             882,720

 9,000 Telephone and Data Systems, Inc.               447,300
-------------------------------------------------------------
       Utilities - 0.9%

 7,500 DTE Energy Company                             289,800
-------------------------------------------------------------
       Total Common Stocks (cost $26,519,722)      29,760,970

       ------------------------------------------------------

   Principal                                                        Market
Amount (000) Description                                             Value
--------------------------------------------------------------------------
             CONVERTIBLE BONDS - 1.0%

             Information Technology - 1.0%

      $  280 Agere Systems Inc., Convertible Subordinate           322,000
              Notes, 6.500%, 12/15/09
--------------------------------------------------------------------------
             Total Convertible Bonds (cost $280,000)               322,000

             -------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 9.7%

       3,128 State Street Bank Repurchase Agreement,             3,128,000
              0.930%, dated 6/30/03, due 7/01/03,
              repurchase price $3,128,081, collateralized
              by U.S. Treasury Bonds
--------------------------------------------------------------------------
             Total Short-Term Investments (cost                  3,128,000
              $3,128,000)

             -------------------------------------------------------------
             Total Investments (cost $29,927,722) - 103.4%      33,210,970

             -------------------------------------------------------------
             Other Assets Less Liabilities - (3.4)%            (1,092,889)

             -------------------------------------------------------------
             Net Assets - 100%                             $    32,118,081

             -------------------------------------------------------------

           #  Non-income producing.


                                See accompanying notes to financial statements.

----
14

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND
June 30, 2003


                                                                                  Market
   Shares Description                                                              Value
----------------------------------------------------------------------------------------
          COMMON STOCKS - 98.1%

          Consumer Discretionary - 18.7%

  168,250 Carnival Corporation                                           $     5,469,808

  302,250 Clear Channel Communications, Inc. #                                12,812,378

  538,889 Comcast Corporation - Class A #                                     16,263,670

  106,299 Gannett Co., Inc.                                                    8,164,826

   58,750 Johnson Controls, Inc.                                               5,029,000

  698,532 Koninklijke (Royal) Philips Electronics N.V. - New York Shares      13,348,947

1,674,900 Liberty Media Corporation - Class A #                               19,361,844

  191,450 Lowe's Companies, Inc.                                               8,222,778

  412,400 Target Corporation                                                  15,605,216
----------------------------------------------------------------------------------------
          Consumer Staples - 7.9%

  178,800 The Clorox Company                                                   7,625,820

  378,650 Diageo plc Sponsored ADR                                            16,569,724

   80,600 The Estee Lauder Companies Inc. - Class A                            2,702,518

  382,950 PepsiCo, Inc.                                                       17,041,275
----------------------------------------------------------------------------------------
          Energy - 8.3%

  256,484 ConocoPhillips                                                      14,055,323

  319,759 EnCana Corp.                                                        12,269,153

  165,150 Exxon Mobil Corporation                                              5,930,537

  141,600 Noble Corporation #                                                  4,856,880

  269,850 Occidental Petroleum Corporation                                     9,053,468
----------------------------------------------------------------------------------------
          Financials - 22.0%

  287,050 American International Group, Inc.                                  15,839,419

  290,850 Bank of America Corporation                                         22,985,876

  602,654 Citigroup Inc.                                                      25,793,591

   76,200 Fannie Mae                                                           5,138,928

  115,050 The Goldman Sachs Group, Inc.                                        9,635,438

  481,400 MetLife, Inc.                                                       13,633,248

  722,006 Travelers Property Casualty Corp. - Class A                         11,479,895

  376,700 Wells Fargo & Company                                               18,985,680
----------------------------------------------------------------------------------------
          Healthcare - 9.8%

   76,100 Anthem, Inc. #                                                       5,871,115

  418,200 HCA Inc.                                                            13,399,128

   66,250 McKesson Corporation                                                 2,367,775

  536,200 Pfizer Inc.                                                         18,311,230

  329,850 Wyeth                                                               15,024,668
----------------------------------------------------------------------------------------
          Industrials - 13.2%

  137,100 Caterpillar Inc.                                                     7,630,986

  855,950 Cendant Corporation #                                               15,681,004

  561,602 General Electric Company                                            16,106,745

  117,263 Northrop Grumman Corporation                                        10,118,624

  268,350 Tyco International Ltd.                                              5,093,283

----
15

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND (continued)
June 30, 2003

                                                                                     Market
      Shares Description                                                              Value
-------------------------------------------------------------------------------------------
             Industrials (continued)

     183,850 Union Pacific Corporation                                      $    10,666,977

     122,950 United Technologies Corporation                                      8,708,548
-------------------------------------------------------------------------------------------
             Information Technology - 3.2%

     333,100 Accenture Ltd. - Class A #                                           6,025,779

     558,011 Hewlett-Packard Company                                             11,885,633
-------------------------------------------------------------------------------------------
             Materials - 3.3%

     200,150 Air Products and Chemicals, Inc.                                     8,326,240

      45,900 Alcan Inc.                                                           1,436,211

     201,950 E. I. du Pont de Nemours and Company                                 8,409,197
-------------------------------------------------------------------------------------------
             Telecommunication Services - 6.5%

     529,550 BellSouth Corporation                                               14,101,917

     433,600 Nokia Oyj Sponsored ADR                                              7,124,048

     379,916 Verizon Communications Inc.                                         14,987,685
-------------------------------------------------------------------------------------------
             Utilities - 5.2%

     244,700 Entergy Corporation                                                 12,915,266

     201,850 FirstEnergy Corp.                                                    7,761,133

     194,250 Public Service Enterprise Group Incorporated                         8,207,062
-------------------------------------------------------------------------------------------
             Total Common Stocks (cost $472,961,103)                            548,035,494

             -----------------------------------------------------------------------------

   Principal                                                                         Market
Amount (000) Description                                                              Value
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 2.0%

    $ 11,419 State Street Bank Repurchase Agreement, 0.930%, stated              11,419,000
              6/30/03, due 7/01/03, repurchase price $11,419,295,
              collateralized by U.S. Treasury Bonds
-------------------------------------------------------------------------------------------
             Total Short-Term Investments (cost $11,419,000)                     11,419,000

             -----------------------------------------------------------------------------
             Total Investments (cost $484,380,103) - 100.1%                     559,454,494

             -----------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.1)%                               (342,704)

             -----------------------------------------------------------------------------
             Net Assets - 100%                                              $   559,111,790

             -----------------------------------------------------------------------------

           #  Non-income producing.


                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
June 30, 2003

                                                                                Market
 Shares Description                                                              Value
--------------------------------------------------------------------------------------
        COMMON STOCKS - 44.1%

        Consumer Discretionary - 8.3%

 12,500 Carnival Corporation                                           $       406,375

 24,200 Clear Channel Communications, Inc. #                                 1,025,838

 39,725 Comcast Corporation - Class A #                                      1,198,901

  8,893 Gannett Co., Inc.                                                      683,071

  4,500 Johnson Controls, Inc.                                                 385,200

 54,254 Koninklijke (Royal) Philips Electronics N.V. - New York Shares       1,036,794

128,500 Liberty Media Corporation - Class A #                                1,485,460

 14,900 Lowe's Companies, Inc.                                                 639,955

 30,517 Target Corporation                                                   1,154,763
--------------------------------------------------------------------------------------
        Consumer Staples - 3.5%

 13,600 The Clorox Company                                                     580,040

 29,400 Diageo plc Sponsored ADR                                             1,286,544

  6,350 The Estee Lauder Companies Inc. - Class A                              212,916

 29,100 PepsiCo, Inc.                                                        1,294,950
--------------------------------------------------------------------------------------
        Energy - 3.7%

 20,745 ConocoPhillips                                                       1,136,826

 23,230 EnCana Corp.                                                           891,335

 12,650 Exxon Mobil Corporation                                                454,262

 10,700 Noble Corporation #                                                    367,010

 20,050 Occidental Petroleum Corporation                                       672,678
--------------------------------------------------------------------------------------
        Financials - 10.1%

 21,750 American International Group, Inc.                                   1,200,165

 23,450 Bank of America Corporation                                          1,853,254

 46,759 Citigroup Inc.                                                       2,001,285

  5,850 Fannie Mae                                                             394,524

  9,400 The Goldman Sachs Group, Inc.                                          787,250

 36,750 MetLife, Inc.                                                        1,040,760

 61,609 Travelers Property Casualty Corp. - Class A                            979,583

 28,250 Wells Fargo & Company                                                1,423,800
--------------------------------------------------------------------------------------
        Healthcare - 4.4%

  5,500 Anthem, Inc. #                                                         424,325

 32,050 HCA Inc.                                                             1,026,882

  5,000 McKesson Corporation                                                   178,700

 40,150 Pfizer Inc.                                                          1,371,123

 26,500 Wyeth                                                                1,207,075
--------------------------------------------------------------------------------------
        Industrials - 6.0%

 10,650 Caterpillar Inc.                                                       592,779

 69,150 Cendant Corporation #                                                1,266,828

 43,544 General Electric Company                                             1,248,842

  9,425 Northrop Grumman Corporation                                           813,283

 21,150 Tyco International Ltd.                                                401,427

----
17

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2003

                                                                               Market
Shares Description                                                              Value
-------------------------------------------------------------------------------------
       Industrials (continued)

13,800 Union Pacific Corporation                                      $       800,676

 9,350 United Technologies Corporation                                        662,261
-------------------------------------------------------------------------------------
       Information Technology - 1.4%

25,800 Accenture Ltd. - Class A #                                             466,722

43,051 Hewlett-Packard Company                                                916,986
-------------------------------------------------------------------------------------
       Materials - 1.5%

15,250 Air Products and Chemicals, Inc.                                       634,400

 3,700 Alcan Inc.                                                             115,773

15,500 E. I. du Pont de Nemours and Company                                   645,419
-------------------------------------------------------------------------------------
       Telecommunication Services - 2.9%

41,050 BellSouth Corporation                                                1,093,162

34,900 Nokia Oyj Sponsored ADR                                                573,407

29,447 Verizon Communications Inc.                                          1,161,683
-------------------------------------------------------------------------------------
       Utilities - 2.3%

18,700 Entergy Corporation                                                    986,986

15,600 FirstEnergy Corp.                                                      599,820

15,050 Public Service Enterprise Group Incorporated                           635,862
-------------------------------------------------------------------------------------
       Total Common Stocks (cost $36,414,051)                              42,417,960

       -----------------------------------------------------------------------------

   Principal                                                                  Optional Call                   Market
Amount (000) Description                                                        Provisions* Ratings**          Value
--------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 54.6%

             Alabama - 0.5%

    $    455 Alabama Water Pollution Control Authority, Revolving Fund       8/05 at 100.00       AAA        503,530
              Loan Bonds, Series 1994A, 6.625%, 8/15/08 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Arizona - 0.1%

         140 Salt River Project Agricultural Improvement and Power           7/03 at 102.00        AA        143,259
              District, Arizona, Electric System Revenue Refunding Bonds,
              Salt River Project, Series 1993B, 5.250%, 1/01/11
--------------------------------------------------------------------------------------------------------------------
             California - 6.9%

       2,495 City of Escondido, California, Multifamily Housing Revenue      7/05 at 101.50       AAA      2,673,892
              Refunding Bonds, Series 1997B, Morning View Terrace
              Apartments, 5.400%, 1/01/27 (Mandatory put 7/01/07)

         735 Northern California Power Agency, Geothermal Project 3            No Opt. Call        A-        826,699
              Revenue Bonds, Series 1993, 5.650%, 7/01/07

         250 Orange County, California, Refunding Recovery Bonds, Series       No Opt. Call       AAA        298,733
              1995A, 6.000%, 6/01/10 - MBIA Insured

       1,495 Palmdale Civic Authority, California, Revenue Bonds, Civic      7/07 at 102.00       AAA      1,677,495
              Center Refinancing, Series 1997A, 5.375%, 7/01/12 - MBIA
              Insured

       1,000 San Diego County, California, Certificates of Participation,    9/09 at 101.00      Baa3      1,089,420
              Burnham Institute, Series 1999, 5.700%, 9/01/11
--------------------------------------------------------------------------------------------------------------------
             Colorado - 3.9%

       1,000 City and County of Denver, Colorado, Airport System Revenue    11/06 at 102.00       AAA      1,109,410
              Bonds, Series 1996B, 5.625%, 11/15/08 (Alternative Minimum
              Tax) - MBIA Insured

       1,000 City and County of Denver, Colorado, Airport Special            1/09 at 101.00       AAA      1,142,820
              Facilities Revenue Bonds, Rental Car Projects, Series 1999A,
              6.000%, 1/01/13 (Alternative Minimum Tax) - MBIA Insured

       2,000 Metropolitan Football Stadium District, Colorado, Sales Tax       No Opt. Call       AAA      1,460,700
              Revenue Bonds, Series 1999A, 0.000%, 1/01/12 - MBIA Insured

----
18

   Principal                                                                  Optional Call                     Market
Amount (000) Description                                                        Provisions* Ratings**            Value
----------------------------------------------------------------------------------------------------------------------
             Connecticut - 3.6%

    $  1,075 Connecticut Housing Finance Authority, Housing Mortgage         5/06 at 102.00       AAA $      1,106,154
              Finance Program Bonds, Series 1996B, Subseries B-2, 5.750%,
              11/15/08 (Alternative Minimum Tax)

         695 Connecticut Health and Educational Facilities Authority,          No Opt. Call       BBB          739,376
              Revenue Bonds, Hospital for Special Care Issue, Series
              1997B, 5.125%, 7/01/07

       1,485 Connecticut Development Authority, First Mortgage Gross        12/06 at 103.00      BBB+        1,574,946
              Revenue Healthcare Project Refunding Bonds, Elim Park
              Baptist Home, Inc. Project, Series 1998A, 4.875%, 12/01/07
----------------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.6%

             District of Columbia, General Obligation Refunding Bonds,
             Series 1994A-1:
         245  6.500%, 6/01/10 - MBIA Insured                                   No Opt. Call       AAA          303,273
         255  6.500%, 6/01/10 - MBIA Insured                                   No Opt. Call       AAA          311,243
----------------------------------------------------------------------------------------------------------------------
             Georgia - 1.4%

       2,000 Fulton County Development Authority, Georgia, Special           5/08 at 101.00       BB-        1,312,620
              Facilities Revenue Bonds, Delta Air Lines, Inc. Project,
              Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

          25 Georgia Housing and Finance Authority, Single Family Mortgage   6/06 at 102.00       AAA           25,310
              Bonds, Series 1996A, Subseries A-2, 5.875%, 12/01/19
              (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
             Idaho - 0.8%

         715 Idaho Housing and Finance Association, Single Family Mortgage   1/07 at 102.00       Aa3          759,144
              Bonds, Series 1997D, 5.950%, 7/01/09 (Alternative Minimum
              Tax)
----------------------------------------------------------------------------------------------------------------------
             Illinois - 5.5%

       1,075 Bolingbrook, Will and DuPage Counties, Illinois, Residential      No Opt. Call       AAA        1,309,866
              Mortgage Revenue Bonds, Series 1979, 7.500%, 8/01/10 - FGIC
              Insured

             Illinois Development Finance Authority, Economic Development
             Revenue Bonds, Latin School of Chicago Project, Series 1998:
         270  5.200%, 8/01/11                                                8/08 at 100.00      Baa2          284,742
         200  5.250%, 8/01/12                                                8/08 at 100.00      Baa2          210,248
         580  5.300%, 8/01/13                                                8/08 at 100.00      Baa2          607,411

       1,160 Illinois Health Facilities Authority, Revenue Bonds, St.        7/04 at 102.00     A-***        1,253,218
              Elizabeth's Hospital of Chicago, Inc., Series 1985, 7.250%,
              7/01/05 (Pre-refunded to 7/01/04)

       1,500 Illinois Health Facilities Authority, Revenue Bonds, OSF       11/03 at 102.00         A        1,541,565
              Healthcare System, Series 1993, 6.000%, 11/15/10

          50 Illinois Health Facilities Authority, FHA-Insured Mortgage      2/06 at 102.00       AAA           54,060
              Revenue Bonds, Sinai Health System, Series 1996, 5.500%,
              2/15/09 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------
             Maine - 0.3%

         255 Winslow, Maine, General Obligation Tax Increment Financing      3/07 at 102.00       AAA          292,278
              Bonds, Crowe Rope Industries Project, Series 1997A, 6.000%,
              3/01/11 (Alternative Minimum Tax) - MBIA Insured
----------------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.9%

       1,885 Massachusetts Development Finance Agency, Resource Recovery    12/08 at 102.00       BBB        1,762,381
              Revenue Bonds, Ogden Haverhill Project, Series 1998B,
              5.200%, 12/01/13 (Alternative Minimum Tax)

         250 Massachusetts Health and Educational Facilities Authority,      7/06 at 102.00       AAA          285,938
              Revenue Bonds, Melrose-Wakefield Healthcare Corporation
              Issue, Series 1996C, 5.700%, 7/01/08 (Pre-refunded to
              7/01/06)

         730 Massachusetts Turnpike Authority, Western Turnpike Revenue      7/03 at 100.00       AAA          755,222
              Bonds, Series 1997A, 5.550%, 1/01/17 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------
             Michigan - 0.4%

         540 Michigan State Hospital Finance Authority, Hospital Revenue     8/08 at 101.00      BBB-          397,202
              Bonds, Detroit Medical Center Obligated Group, Series 1998A,
              5.000%, 8/15/13

----
19

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2003

   Principal                                                                  Optional Call                    Market
Amount (000) Description                                                        Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
             Mississippi - 1.9%

             Jones County, Mississippi, Hospital Revenue Refunding Bonds,
             South Central Regional Medical Center Project, Series 1997:
    $  1,285  5.350%, 12/01/10                                              12/07 at 100.00      BBB+ $     1,333,290
         500  5.400%, 12/01/11                                              12/07 at 100.00      BBB+         514,605
---------------------------------------------------------------------------------------------------------------------
             Nevada - 1.1%

       1,030 Nevada Housing Division, Single Family Mortgage Bonds,          4/07 at 102.00       Aa3       1,101,482
              Mezzanine Series 1997B-1, 6.000%, 4/01/15 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.6%

       1,450 New Hampshire Higher Educational and Health Facilities          1/07 at 102.00      BBB-       1,515,729
              Authority, Revenue Bonds, New Hampshire College, Series
              1997, 6.200%, 1/01/12
---------------------------------------------------------------------------------------------------------------------
             New York - 7.7%

       1,000 City University of New York, New York, Certificates of            No Opt. Call       AA-       1,122,340
              Participation, John Jay College of Criminal Justice Project
              Refunding, Series 1995A, 6.000%, 8/15/06

         500 Metropolitan Transportation Authority, New York, Transit          No Opt. Call       AAA         576,260
              Facilities Service Contract Bonds, Series 1993O, 5.750%,
              7/01/07

         250 New York City, New York, General Obligation Bonds, Fiscal      11/06 at 101.50         A         269,647
              Series 1997D, 5.875%, 11/01/11

         500 New York City, New York, General Obligation Bonds, Fiscal       4/07 at 101.00         A         559,445
              Series 1997I, 6.000%, 4/15/09

       1,000 New York City, New York, General Obligation Bonds, Fiscal       8/07 at 101.00         A       1,085,370
              Series 1998D, 5.500%, 8/01/10

         285 New York State Urban Development Corporation, State               No Opt. Call       AA-         318,046
              Facilities Revenue Refunding Bonds, Series 1995, 6.250%,
              4/01/06

       1,700 New York State Urban Development Corporation, Project Revenue   7/03 at 102.00       AA-       1,739,134
              Bonds, Cornell Center Grant, Series 1993, 5.900%, 1/01/07

       1,430 New York State Urban Development Corporation, Youth               No Opt. Call       AA-       1,648,318
              Facilities Service Contract Revenue Bonds, Series 1997,
              6.500%, 4/01/07
---------------------------------------------------------------------------------------------------------------------
             North Carolina - 2.2%

       1,625 North Carolina Municipal Power Agency 1, Catawba Electric         No Opt. Call       AAA       2,117,034
              Revenue Bonds, Series 1980, 10.500%, 1/01/10
---------------------------------------------------------------------------------------------------------------------
             Ohio - 3.3%

       1,750 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,         No Opt. Call       BB+       1,630,948
              Emery Air Freight Corporation and Emery Worldwide Airlines,
              Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

       1,500 Lorain County, Ohio, Healthcare Facilities Revenue Refunding    2/08 at 101.00       BBB       1,503,225
              Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12
---------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.2%

       1,000 Oklahoma State Industries Authority, Health System Revenue        No Opt. Call       AAA       1,144,150
              Refunding Bonds, INTEGRIS Baptist Medical Center, Series
              1995D, 6.000%, 8/15/07 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.9%

         760 Providence, Rhode Island, General Obligation Bonds, Series      7/07 at 101.00       AAA         881,478
              1997A, 6.000%, 7/15/09 - FSA Insured
---------------------------------------------------------------------------------------------------------------------
             South Carolina - 1.2%

       1,000 Greenville County School District, South Carolina,             12/12 at 101.00       AA-       1,127,180
              Installment Purchase Revenue Bonds, Series 2002, 5.875%,
              12/01/19
---------------------------------------------------------------------------------------------------------------------
             Tennessee - 2.9%

       2,700 Cookeville Industrial Development Board, Tennessee, Hospital   12/03 at 102.00     A-***       2,807,703
              Revenue Refunding Bonds, Cookeville General Hospital
              Project, Series 1993, 5.750%, 10/01/10 (Pre-refunded to
              12/01/03)

----
20

   Principal                                                                  Optional Call                    Market
Amount (000) Description                                                        Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
             Texas - 2.6%

    $  2,000 Abilene Higher Education Authority, Inc., Texas, Student Loan  11/08 at 100.00       Aa3 $     2,081,760
              Revenue Bonds, Subordinate Series 1998B, 5.050%, 7/01/13
              (Alternative Minimum Tax)

         250 San Antonio, Texas, Airport System Improvement Revenue Bonds,   7/06 at 101.00       AAA         276,937
              Series 1996, 5.700%, 7/01/09 (Alternative Minimum Tax) -
              FGIC Insured

         125 Texas Department of Housing, Single Family Mortgage Revenue     9/06 at 102.00       AAA         134,323
              Bonds, Series 1996E, 5.750%, 3/01/10 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
             Utah - 0.2%

         200 Utah State Board of Regents, Student Loan Revenue Bonds,       11/05 at 102.00       AAA         215,377
              Series 1995N, 6.000%, 5/01/08 (Alternative Minimum Tax) -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
             Washington - 0.9%

         800 Washington State Public Power Supply System, Revenue            7/06 at 102.00       AAA         907,735
              Refunding Bonds, Project 3, Series 1996A, 5.700%, 7/01/09 -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
    $ 50,200 Total Municipal Bonds (cost $50,380,361)                                                      52,423,671
---------------------------------------------------------------------------------------------------------------------
------------
             Total Long-Term Investments (cost $86,794,412) - 98.7%                                        94,841,631

             -------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.3%                                                           1,286,424

             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $    96,128,055

             -------------------------------------------------------------------------------------------------------

           #  Non-income producing security.
           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.




                                See accompanying notes to financial statements.

----
21

Portfolio of Investments
NUVEEN BALANCED STOCK AND BOND FUND
June 30, 2003


                                                                                Market
 Shares Description                                                              Value
--------------------------------------------------------------------------------------
        COMMON STOCKS - 59.9%

        Consumer Discretionary - 11.4%

 11,550 Carnival Corporation                                           $       375,491

 20,400 Clear Channel Communications, Inc. #                                   864,756

 36,720 Comcast Corporation - Class A #                                      1,108,210

  7,344 Gannett Co., Inc.                                                      564,093

  4,150 Johnson Controls, Inc.                                                 355,240

 48,111 Koninklijke (Royal) Philips Electronics N.V. - New York Shares         919,401

121,600 Liberty Media Corporation - Class A #                                1,405,696

 13,550 Lowe's Companies, Inc.                                                 581,973

 28,583 Target Corporation                                                   1,081,581
--------------------------------------------------------------------------------------
        Consumer Staples - 4.8%

 12,250 The Clorox Company                                                     522,463

 28,400 Diageo plc Sponsored ADR                                             1,242,784

  9,650 The Estee Lauder Companies Inc. - Class A                              144,179

 25,800 PepsiCo, Inc.                                                        1,148,100
--------------------------------------------------------------------------------------
        Energy - 4.9%

 17,705 ConocoPhillips                                                         970,234

 20,592 EnCana Corp.                                                           790,115

 11,400 Exxon Mobil Corporation                                                409,374

  9,650 Noble Corporation #                                                    330,995

 18,200 Occidental Petroleum Corporation                                       610,610
--------------------------------------------------------------------------------------
        Financials - 13.6%

 19,400 American International Group, Inc.                                   1,070,492

 20,300 Bank of America Corporation                                          1,604,309

 42,074 Citigroup Inc.                                                       1,800,767

  5,200 Fannie Mae                                                             350,688

  8,950 The Goldman Sachs Group, Inc.                                          749,563

 36,350 MetLife, Inc.                                                        1,029,432

 51,086 Travelers Property Casualty Corp. - Class A                            812,267

 25,200 Wells Fargo & Company                                                1,270,080
--------------------------------------------------------------------------------------
        Healthcare - 6.0%

  5,100 Anthem, Inc. #                                                         393,465

 29,050 HCA Inc.                                                               930,762

  4,500 McKesson Corporation                                                   160,830

 36,450 Pfizer Inc.                                                          1,244,768

 23,800 Wyeth                                                                1,084,090
--------------------------------------------------------------------------------------
        Industrials - 8.2%

  9,550 Caterpillar Inc.                                                       531,553

 64,700 Cendant Corporation #                                                1,185,304

 38,509 General Electric Company                                             1,104,438

  7,925 Northrop Grumman Corporation                                           683,848

 18,900 Tyco International Ltd.                                                358,722

----
22

                                                                               Market
Shares Description                                                              Value
-------------------------------------------------------------------------------------
       Industrials (continued)

12,450 Union Pacific Corporation                                      $       722,349

 8,613 United Technologies Corporation                                        610,059
-------------------------------------------------------------------------------------
       Information Technology - 1.9%

23,200 Accenture Ltd. - Class A #                                             419,688

37,351 Hewlett-Packard Company                                                795,576
-------------------------------------------------------------------------------------
       Materials - 2.0%

13,750 Air Products and Chemicals, Inc.                                       572,000

 3,300 Alcan Inc.                                                             103,257

13,800 E. I. du Pont de Nemours and Company                                   574,632
-------------------------------------------------------------------------------------
       Telecommunication Services - 4.0%

36,850 BellSouth Corporation                                                  981,316

29,900 Nokia Oyj Sponsored ADR                                                491,257

26,397 Verizon Communications Inc.                                          1,041,361
-------------------------------------------------------------------------------------
       Utilities - 3.1%

16,850 Entergy Corporation                                                    889,343

14,000 FirstEnergy Corp.                                                      538,300

13,500 Public Service Enterprise Group Incorporated                           570,374
-------------------------------------------------------------------------------------
       Total Common Stocks (cost $32,692,896)                              38,100,185

       -----------------------------------------------------------------------------

   Principal                                                                         Market
Amount (000) Description                                                              Value
-------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.0%

             U.S. Treasury Bonds - 7.6%

    $  2,650 7.250%, 5/15/16                                                      3,525,123

       1,095 6.000%, 2/15/26                                                      1,309,253
-------------------------------------------------------------------------------------------
             U.S. Treasury Notes - 30.4%

       2,225 4.750%, 2/15/04                                                      2,277,583

       3,000 7.875%, 11/15/04                                                     3,275,040

       2,885 6.500%, 5/15/05                                                      3,164,937

       2,840 7.000%, 7/15/06                                                      3,283,307

       3,225 4.750%, 11/15/08                                                     3,576,099

       3,215 5.750%, 8/15/10                                                      3,764,190
-------------------------------------------------------------------------------------------
    $ 21,135 Total U.S. Government and Agency Obligations (cost                  24,175,532
              $21,722,077)
-------------------------------------------------------------------------------------------
------------
             SHORT-TERM INVESTMENTS - 2.0%

       1,257 State Street Bank Repurchase Agreement, 0.930%, dated                1,257,000
              6/30/03, due 7/01/03, repurchase price $1,257,032,
              collateralized by U.S. Treasury Bonds
-------------------------------------------------------------------------------------------
             Total Short-Term Investments (cost $1,257,000)                       1,257,000

             -----------------------------------------------------------------------------
             Total Investments (cost $55,671,973) - 99.9%                        63,532,717

             -----------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.1%                                    61,985

             -----------------------------------------------------------------------------
             Net Assets - 100%                                              $    63,594,702

             -----------------------------------------------------------------------------

           #  Non-income producing.


                                See accompanying notes to financial statements.

----
23

Statement of Assets and Liabilities
June 30, 2003

                                                               Multi-Cap       Large-Cap      Municipal     Stock and
                                                                   Value           Value      and Stock          Bond
----------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $29,927,722,
 $484,380,103, $86,794,412 and $55,671,973, respectively)    $33,210,970  $ 559,454,494   $ 94,841,631   $63,532,717
Cash                                                                 525            597             --           937
Receivables:
 Dividends and interest                                           59,058        322,011      1,030,800       340,805
 Investments sold                                                     --      4,829,973      1,438,054       334,431
 Reclaims                                                            837        226,103         14,500        19,258
 Shares sold                                                      80,591        573,710          5,184       155,929
Other assets                                                      39,873        216,544         37,581        16,876
----------------------------------------------------------------------------------------------------------------------
   Total assets                                               33,391,854    565,623,432     97,367,750    64,400,953
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                        --             --        369,506            --
Payables:
 Investments purchased                                         1,209,689      4,870,015        377,322       367,231
 Shares redeemed                                                  15,948        442,875        187,489        44,902
Accrued expenses:
 Management fees                                                  22,559        388,470         56,513        38,369
 12b-1 distribution and service fees                               1,295        174,104         42,143        24,044
 Other                                                            24,282        636,178         87,666        69,451
Dividends payable                                                     --             --        119,056       262,254
----------------------------------------------------------------------------------------------------------------------
   Total liabilities                                           1,273,773      6,511,642      1,239,695       806,251
----------------------------------------------------------------------------------------------------------------------
Net assets                                                   $32,118,081  $ 559,111,790   $ 96,128,055   $63,594,702
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $ 4,732,438  $ 445,049,507   $ 59,780,397   $36,751,170
Shares outstanding                                               324,058     22,325,749      2,875,363     1,617,640
Net asset value per share                                    $     14.60  $       19.93   $      20.79   $     22.72
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $     15.49  $       21.15   $      22.06   $     24.11
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $   192,864  $  55,129,088   $ 26,533,815   $12,254,557
Shares outstanding                                                13,201      2,810,347      1,226,618       539,318
Net asset value and offering price per share                 $     14.61  $       19.62   $      21.63   $     22.72
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $   415,691  $  42,104,933   $  9,083,269   $ 7,541,245
Shares outstanding                                                28,440      2,149,922        420,324       331,710
Net asset value and offering price per share                 $     14.62  $       19.58   $      21.61   $     22.73
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $26,777,088  $  16,828,262   $    730,574   $ 7,047,730
Shares outstanding                                             1,838,338        841,755         35,705       310,249
Net asset value and offering price per share                 $     14.57  $       19.99   $      20.46   $     22.72
----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                              $28,509,191  $ 605,727,719   $105,435,103   $62,778,118
Undistributed (Over-distribution of) net investment income        66,204        915,032         (7,029)     (214,448)
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                   259,438   (122,605,352)   (17,347,238)   (6,829,712)
Net unrealized appreciation of investments and translation
 of assets and liabilities denominated in foreign currencies   3,283,248     75,074,391      8,047,219     7,860,744
----------------------------------------------------------------------------------------------------------------------
Net assets                                                   $32,118,081  $ 559,111,790   $ 96,128,055   $63,594,702
----------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
24

Statement of Operations

                                                                   Large-Cap     Municipal     Stock and
                                          Multi-Cap Value            Value       and Stock        Bond
                                    ---------------------------  -------------  ------------  -----------
                                    For the Period
                                           4/01/03
                                           through    Year Ended     Year Ended    Year Ended   Year Ended
                                           6/30/03      3/31/03*        6/30/03       6/30/03      6/30/03
----------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 withheld of $627, $1,945,
 $155,959, $12,174 and $10,900,
 respectively)                          $  127,148  $   439,207  $  10,358,635  $    767,570  $   710,258
Interest                                    10,773       25,689        212,909     2,913,605    1,161,645
----------------------------------------------------------------------------------------------------------
Total investment income                    137,921      464,896     10,571,544     3,681,175    1,871,903
----------------------------------------------------------------------------------------------------------
Expenses
Management fees                             58,623      223,605      4,617,218       746,735      464,194
12b-1 service fees - Class A                 1,598          267      1,101,894       152,741       92,928
12b-1 distribution and service
 fees - Class B                                223           15        559,605       283,752      118,052
12b-1 distribution and service
 fees - Class C                                289            5        423,351        93,707       69,747
Shareholders' servicing agent fees
 and expenses                               13,185       38,653      1,414,052       124,743      103,751
Custodian's fees and expenses                4,569       10,797        174,462        79,697       59,388
Trustees' fees and expenses                    546        1,437         53,166         8,528        6,129
Professional fees                            3,731       19,457         81,233        78,973        9,356
Shareholders' reports - printing
 and mailing expenses                        4,127       13,647        195,158        14,743       14,477
Federal and state registration fees         12,132       41,420         47,988        35,127       33,617
Other expenses                                 446       28,515        105,107        11,239        9,775
----------------------------------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                              99,469      377,818      8,773,234     1,629,985      981,414
 Custodian fee credit                          (96)         (71)          (174)       (3,620)        (349)
 Expense reimbursement                          --      (58,034)            --      (105,399)     (81,642)
----------------------------------------------------------------------------------------------------------
Net expenses                                99,373      319,713      8,773,060     1,520,966      899,423
----------------------------------------------------------------------------------------------------------
Net investment income                       38,548      145,183      1,798,484     2,160,209      972,480
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from
 investments and foreign currency
 transactions                              122,796      304,040   (102,927,030)  (10,792,040)  (6,256,468)
Net change in unrealized
 appreciation (depreciation) of
 investments and translation of
 assets and liabilities
 denominated in foreign currencies       5,973,382   (5,274,898)    43,579,772     7,224,223    4,273,544
----------------------------------------------------------------------------------------------------------
Net gain (loss)                          6,096,178   (4,970,858)   (59,347,258)   (3,567,817)  (1,982,924)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $6,134,726  $(4,825,675) $ (57,548,774) $ (1,407,608) $(1,010,444)
----------------------------------------------------------------------------------------------------------

* Information represents the operations of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.



                                See accompanying notes to financial statements.

----
25

Statement of Changes in Net Assets

                                                                                                 Multi-Cap Value
                                                                            --------------------------------------------
                                                                            For the Period               For the Period
                                                                                   4/01/03                     11/01/01
                                                                                   through    Year Ended        through
                                                                                   6/30/03      3/31/03*      3/31/02**
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                          $    38,548  $   145,183     $    76,255
Net realized gain (loss) from investments and foreign currency transactions        122,796      304,040        (162,163)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities denominated in foreign
 currencies                                                                      5,973,382   (5,274,898)      3,795,008
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                            6,134,726   (4,825,675)      3,709,100
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                                --           (4)             --
 Class B                                                                                --           --              --
 Class C                                                                                --           --              --
 Class R                                                                                --     (210,892)        (87,948)
From accumulated net realized gains from investments:
 Class A                                                                                --           --              --
 Class B                                                                                --           --              --
 Class C                                                                                --           --              --
 Class R                                                                                --           --              --
-------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                               --     (210,896)        (87,948)
-------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                 5,366,743   10,856,508       6,476,191
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                          --      209,644          85,446
-------------------------------------------------------------------------------------------------------------------------
                                                                                 5,366,743   11,066,152       6,561,637
Cost of shares redeemed                                                         (1,494,636)  (9,423,469)     (2,617,779)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               3,872,107    1,642,683       3,943,858
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           10,006,833   (3,393,888)      7,565,010
Net assets at the beginning of year                                             22,111,248   25,505,136      17,940,126
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                  $32,118,081  $22,111,248     $25,505,136
-------------------------------------------------------------------------------------------------------------------------

 Undistributed (Over-distribution of) net investment income at the end of
 year                                                                          $    66,204  $    27,656     $    93,043
-------------------------------------------------------------------------------------------------------------------------

                                                                                                 Large-Cap Value
                                                                            ------------- ----------------------------


                                                                               Year Ended     Year Ended     Year Ended
                                                                              10/31/01***        6/30/03        6/30/02
-----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $    195,993  $   1,798,484  $   1,645,572
Net realized gain (loss) from investments and foreign currency transactions    5,544,021   (102,927,030)    (4,527,420)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities denominated in foreign
 currencies                                                                   (5,123,564)    43,579,772    (98,703,834)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                            616,450    (57,548,774)  (101,585,682)
-----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                              --     (1,595,633)    (2,099,538)
 Class B                                                                              --             --             --
 Class C                                                                              --             --             --
 Class R                                                                        (174,593)      (101,587)      (103,668)
From accumulated net realized gains from investments:
 Class A                                                                              --             --             --
 Class B                                                                              --             --             --
 Class C                                                                              --             --             --
 Class R                                                                      (4,885,084)            --             --
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                     (5,059,677)    (1,697,220)    (2,203,206)
-----------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                              13,322,437     87,633,689     99,540,377
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                 5,020,199      1,104,303      1,334,197
-----------------------------------------------------------------------------------------------------------------------
                                                                              18,342,636     88,737,992    100,874,574
Cost of shares redeemed                                                      (30,242,303)  (192,651,951)  (121,869,916)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions           (11,899,667)  (103,913,959)   (20,995,342)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        (16,342,894)  (163,159,953)  (124,784,230)
Net assets at the beginning of year                                           34,283,020    722,271,743    847,055,973
-----------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                               $ 17,940,126  $ 559,111,790  $ 722,271,743
-----------------------------------------------------------------------------------------------------------------------

 Undistributed (Over-distribution of) net investment income at the end of
 year                                                                       $     25,735  $     915,032  $     777,480
-----------------------------------------------------------------------------------------------------------------------

* Information represents the changes in net assets of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
** Information represents the changes in net assets of the PBHG Special Equity
   Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
*** Information represents the changes in net assets of the NWQ Special Equity
    Portfolio (a series of the UAM Funds, Inc.).


                                See accompanying notes to financial statements.

----
26

                                                                                Municipal and Stock
                                                                            --------------------------
                                                                               Year Ended    Year Ended
                                                                                  6/30/03       6/30/02
--------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $  2,160,209  $  3,118,265
Net realized gain (loss) from investments and foreign currency transactions  (10,792,040)   (6,224,529)
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                                    7,224,223    (8,156,217)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                                                   (1,407,608)  (11,262,481)
--------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                      (1,755,276)   (2,446,569)
 Class B                                                                        (376,218)     (633,962)
 Class C                                                                        (123,905)     (213,285)
 Class R                                                                         (24,004)      (31,664)
From accumulated net realized gains from
 investments:
 Class A                                                                              --      (217,873)
 Class B                                                                              --      (103,854)
 Class C                                                                              --       (35,252)
 Class R                                                                              --        (2,330)
--------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                                 (2,279,403)   (3,684,789)
--------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                               5,250,088     7,285,855
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                                          1,560,296     2,446,400
--------------------------------------------------------------------------------------------------------
                                                                               6,810,384     9,732,255
Cost of shares redeemed                                                      (20,873,670)  (23,555,735)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                          (14,063,286)  (13,823,480)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        (17,750,297)  (28,770,750)
Net assets at the beginning of year                                          113,878,352   142,649,102
--------------------------------------------------------------------------------------------------------
Net assets at the end of year                                               $ 96,128,055  $113,878,352
--------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year                                       $     (7,029) $    111,424
--------------------------------------------------------------------------------------------------------

                                                                                  Stock and Bond
                                                                            --------------------------
                                                                               Year Ended    Year Ended
                                                                                  6/30/03       6/30/02
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $    972,480  $  1,137,260
Net realized gain (loss) from investments and foreign currency transactions   (6,256,468)      321,485
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                                    4,273,544    (5,293,191)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                                                   (1,010,444)   (3,834,446)
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                        (737,489)     (894,605)
 Class B                                                                        (145,321)     (155,167)
 Class C                                                                         (89,537)      (77,058)
 Class R                                                                        (137,291)     (117,577)
From accumulated net realized gains from
 investments:
 Class A                                                                        (104,998)      (17,664)
 Class B                                                                         (33,635)       (4,754)
 Class C                                                                         (19,497)       (2,403)
 Class R                                                                         (16,128)       (2,003)
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                                 (1,283,896)   (1,271,231)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                               9,965,412     9,952,978
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                                            850,593       836,884
-------------------------------------------------------------------------------------------------------
                                                                              10,816,005    10,789,862
Cost of shares redeemed                                                      (12,911,626)  (10,866,105)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                           (2,095,621)      (76,243)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                         (4,389,961)   (5,181,920)
Net assets at the beginning of year                                           67,984,663    73,166,583
-------------------------------------------------------------------------------------------------------
Net assets at the end of year                                               $ 63,594,702  $ 67,984,663
-------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year                                       $   (214,448) $   (128,827)
-------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
27

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value"), Nuveen Large-Cap Value Fund ("Large-Cap Value"), Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock") and Nuveen Balanced Stock and Bond Fund ("Stock and Bond") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

After the close of business on December 6, 2002, Multi-Cap Value acquired all of the net assets of the PBHG Special Equity Fund ("PBHG Fund") pursuant to a Plan of Reorganization ("Reorganization") previously approved by the shareholders of the PBHG Fund. The acquisition was accomplished by a one for one tax-free exchange of Class R Shares of Multi-Cap Value for the 1,915,116 outstanding shares of the PBHG Fund on December 6, 2002. The PBHG Fund's net assets of $22,711,952 at that date, including $1,704,328 of net unrealized depreciation, were combined with Multi-Cap Value's net assets of $4,000 ($1,000 of each Class A, B, C and R shares). The aggregate net assets of Multi-Cap Value immediately following the acquisition were $22,715,952. Multi-Cap Value commenced operations on December 9, 2002. For accounting purposes, Multi-Cap Value retained the performance and accounting history of the PBHG Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.). As part of the Reorganization, and as previously approved by the Board of Trustees, Multi-Cap Value changed its fiscal year-end from March 31 to June 30 upon completion of the March 31, 2003 fiscal year-end.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Large-Cap Value invests primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in an attempt to preserve capital, enhance returns or as a temporary defensive measure.

Municipal and Stock invests in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Effective April 14, 2003, the Funds began pricing securities traded on Nasdaq at the Nasdaq Official Closing Price. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery and/or when-issued purchase commitments. At June 30, 2003, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annually for Multi-Cap Value, Large-Cap Value, and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared and distributed to shareholders monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.


----
28

Distributions to shareholders of ordinary taxable income, tax-exempt net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid by Municipal and Stock during the fiscal year ended June 30, 2003, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2003.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that each Fund invests in securities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund


----
29
records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of June 30, 2003, there were no open foreign currency forward, options or futures contracts.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                          Multi-Cap Value
                                   ---------------------------------------------------------------------------------------------
                                       For the Period                                For the Period
                                      4/01/03 through           Year Ended              11/01/01               Year Ended
                                          6/30/03                3/31/03*          through 3/31/02**           10/31/01***
                                   ---------------------  ---------------------  ---------------------  ------------------------
                                    Shares      Amount       Shares       Amount    Shares       Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                           300,816  $ 4,078,246    54,681  $   658,284        --  $        --          --  $         --
  Class B                            12,529      177,169     1,703       20,270        --           --          --            --
  Class C                            28,279      398,477       161        1,993        --           --          --            --
  Class R                            51,612      712,851   791,727   10,175,961   495,851    6,476,191   1,006,130    13,322,437
Shares issued to shareholders due
 to reinvestment of distributions:
  Class A                                --           --        --           --        --           --          --            --
  Class B                                --           --        --           --        --           --          --            --
  Class C                                --           --        --           --        --           --          --            --
  Class R                                --           --    17,874      209,644     6,753       85,446     411,447     5,020,199
---------------------------------------------------------------------------------------------------------------------------------
                                    393,236    5,366,743   866,146   11,066,152   502,604    6,561,637   1,417,577    18,342,636
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                            (2,271)     (33,729)  (29,168)    (333,415)       --           --          --            --
  Class B                            (1,031)     (15,063)       --           --        --           --          --            --
  Class C                                --           --        --           --        --           --          --            --
  Class R                          (107,396)  (1,445,844) (747,605)  (9,090,054) (201,039)  (2,617,779) (2,531,829)  (30,242,303)
---------------------------------------------------------------------------------------------------------------------------------
                                   (110,698)  (1,494,636) (776,773)  (9,423,469) (201,039)  (2,617,779) (2,531,829)  (30,242,303)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)             282,538  $ 3,872,107    89,373  $ 1,642,683   301,565  $ 3,943,858  (1,114,252) $(11,899,667)
---------------------------------------------------------------------------------------------------------------------------------

* Information represents the share transactions of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
** Information represents the share transactions of the PBHG Special Equity
   Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
*** Information represents the share transactions of the NWQ Special Equity
    Portfolio (a series of the UAM Funds, Inc.).


----
30

                                                                     Large-Cap Value
                                                  -----------------------------------------------------
                                                          Year Ended                  Year Ended
                                                            6/30/03                    6/30/02
                                                  --------------------------  -------------------------
                                                        Shares         Amount      Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           4,207,565  $  79,548,065   3,702,627  $  83,102,447
  Class B                                             158,627      2,892,232     284,665      6,505,287
  Class C                                             147,901      2,701,226     324,865      7,429,027
  Class R                                             135,048      2,492,166     107,997      2,503,616
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              56,950      1,011,999      51,884      1,238,637
  Class B                                                  --             --          --             --
  Class C                                                  --             --          --             --
  Class R                                               5,186         92,304       3,985         95,560
--------------------------------------------------------------------------------------------------------
                                                    4,711,277     88,737,992   4,476,023    100,874,574
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (9,012,293)  (165,771,964) (4,263,775)   (97,445,875)
  Class B                                            (812,265)   (14,625,530)   (586,716)   (13,292,592)
  Class C                                            (551,070)   (10,003,415)   (413,987)    (9,412,671)
  Class R                                            (119,887)    (2,251,042)    (74,920)    (1,718,778)
--------------------------------------------------------------------------------------------------------
                                                  (10,495,515)  (192,651,951) (5,339,398)  (121,869,916)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (5,784,238) $(103,913,959)   (863,375) $ (20,995,342)
--------------------------------------------------------------------------------------------------------

                                                                   Municipal and Stock
                                                  -----------------------------------------------------
                                                          Year Ended                  Year Ended
                                                            6/30/03                    6/30/02
                                                  --------------------------  -------------------------
                                                        Shares         Amount      Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             142,491   $  2,862,426     142,944   $  3,283,182
  Class B                                              83,564      1,746,943     116,967      2,748,025
  Class C                                              30,486        635,325      50,634      1,204,597
  Class R                                                 272          5,394       2,238         50,051
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              64,593      1,296,853      83,251      1,914,611
  Class B                                               8,867        185,391      16,120        382,411
  Class C                                               3,181         66,407       5,434        128,819
  Class R                                                 589         11,645         902         20,559
--------------------------------------------------------------------------------------------------------
                                                      334,043      6,810,384     418,490      9,732,255
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (510,378)   (10,252,753)   (591,590)   (13,405,972)
  Class B                                            (404,586)    (8,425,050)   (277,398)    (6,481,651)
  Class C                                            (102,874)    (2,153,778)   (145,130)    (3,374,387)
  Class R                                              (2,120)       (42,089)    (13,032)      (293,725)
--------------------------------------------------------------------------------------------------------
                                                   (1,019,958)   (20,873,670) (1,027,150)   (23,555,735)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                              (685,915)  $(14,063,286)   (608,660)  $(13,823,480)
--------------------------------------------------------------------------------------------------------


----
31

                                                                  Stock and Bond
                                                  ----------------------------------------------
                                                        Year Ended              Year Ended
                                                          6/30/03                 6/30/02
                                                  ----------------------  ----------------------
                                                     Shares        Amount    Shares        Amount
-------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           92,214  $  1,974,090   146,498  $  3,597,006
  Class B                                          145,087     3,126,202   158,114     3,869,007
  Class C                                          135,588     2,921,125    81,985     2,016,810
  Class R                                           90,794     1,943,995    19,187       470,155
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                           26,783       579,697    24,934       616,596
  Class B                                            4,273        92,319     3,188        78,788
  Class C                                            1,872        40,469     1,310        32,404
  Class R                                            6,406       138,108     4,413       109,096
-------------------------------------------------------------------------------------------------
                                                   503,017    10,816,005   439,629    10,789,862
-------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (328,507)   (7,099,492) (286,319)   (7,048,829)
  Class B                                         (166,673)   (3,566,168)  (89,617)   (2,194,867)
  Class C                                          (90,332)   (1,947,079)  (55,955)   (1,364,526)
  Class R                                          (13,762)     (298,887)  (10,604)     (257,883)
-------------------------------------------------------------------------------------------------
                                                  (599,274)  (12,911,626) (442,495)  (10,866,105)
-------------------------------------------------------------------------------------------------
Net increase (decrease)                            (96,257) $ (2,095,621)   (2,866) $    (76,243)
-------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (excluding short-term investments) of investment securities and U.S. Government and agency obligations for the fiscal year ended June 30, 2003, were as follows:

                                           Multi-Cap    Large-Cap   Municipal   Stock and
                                              Value*        Value   and Stock        Bond
-----------------------------------------------------------------------------------------
Purchases:
  Investment securities                   $6,486,605 $495,320,667 $37,495,827 $35,549,632
  U.S. Government and agency obligations          --           --          --   5,422,943
Sales and maturities:
  Investment securities                    3,309,362  592,282,812  52,262,369  37,268,217
  U.S. Government and agency obligations          --           --          --   5,446,297
-----------------------------------------------------------------------------------------

*For the period April 1, 2003 through June 30, 2003.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities, amortization of premium on debt securities, and timing differences in recognizing certain gains and losses on security transactions.

At June 30, 2003, the cost of investments were as follows:

                      Multi-Cap     Large-Cap   Municipal   Stock and
                          Value         Value   and Stock        Bond
---------------------------------------------------------------------
Cost of investments $29,974,148  $491,559,064 $87,155,899 $56,381,282
---------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2003, were as follows:

                                              Multi-Cap     Large-Cap    Municipal   Stock and
                                                  Value         Value    and Stock        Bond
----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 4,273,901  $ 83,455,487  $ 9,725,631  $7,987,573
  Depreciation                              (1,037,079)  (15,560,057)  (2,039,899)   (836,138)
----------------------------------------------------------------------------------------------
Net unrealized appreciation on investments $ 3,236,822  $ 67,895,430  $ 7,685,732  $7,151,435
----------------------------------------------------------------------------------------------


----
32

The tax components of undistributed net investment income and net realized gains at June 30, 2003, were as follows:

                                          Multi-Cap Large-Cap Municipal Stock and
                                              Value     Value and Stock      Bond
---------------------------------------------------------------------------------
Undistributed net tax-exempt income        $     --  $     --  $     --  $     --
Undistributed net ordinary income*          763,877   878,744   108,157   266,366
Undistributed net long-term capital gains        --        --        --        --
---------------------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

The tax character of Multi-Cap Value's distributions paid during the fiscal years ended March 31, 2003 and March 31, 2002, was designated for purposes of the dividends paid deduction as follows:

                                                                     Multi-Cap
2003                                                                     Value
------------------------------------------------------------------------------
Distributions from net ordinary income*                              $210,896
Distributions from net long-term capital gains                             --
------------------------------------------------------------------------------

                                                                      Multi-Cap
 2002                                                                     Value
 ------------------------------------------------------------------------------
 Distributions from net ordinary income*                               $79,404
 Distributions from net long-term capital gains                             --
 Return of capital                                                       8,543
 ------------------------------------------------------------------------------

* Net ordinary income includes net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002, was designated for purposes of the dividends paid deduction as follows:

                                               Multi-Cap  Large-Cap  Municipal  Stock and
2003                                               Value      Value  and Stock       Bond
-----------------------------------------------------------------------------------------
Distributions from net tax-exempt income             $-- $       -- $1,717,781 $       --
Distributions from net ordinary income*               --  1,697,220    623,033  1,159,839
Distributions from net long-term capital gains        --         --         --    173,874
-----------------------------------------------------------------------------------------

                                                 Large-Cap  Municipal  Stock and
2002                                                 Value  and Stock       Bond
--------------------------------------------------------------------------------
Distributions from net tax-exempt income       $        -- $2,841,543 $       --
Distributions from net ordinary income*          2,203,206    564,209  1,245,557
Distributions from net long-term capital gains          --    359,308     26,824
--------------------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

At June 30, 2003, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                          Multi-Cap   Large-Cap   Municipal  Stock and
                              Value       Value   and Stock       Bond
         -------------------------------------------------------------
         Expiration year:
           2009            $     -- $ 8,847,575 $        -- $       --
           2010                  --   4,045,175     368,520         --
           2011             391,803  74,180,551  10,907,448  4,388,763
         -------------------------------------------------------------
         Total             $391,803 $87,073,301 $11,275,968 $4,388,763
         -------------------------------------------------------------

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2002 through June 30, 2003 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                          Large-Cap  Municipal  Stock and
                              Value  and Stock       Bond
                      -----------------------------------
                        $28,353,091 $5,705,910 $1,950,195
                      -----------------------------------


----
33

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

                                  Multi-Cap  Large-Cap  Municipal  Stock and
                                      Value      Value  and Stock       Bond
   --------------------------------------------------------------------------
   For the first $125 million         .8500%     .8500%     .7500%     .7500%
   For the next $125 million          .8375      .8375      .7375      .7375
   For the next $250 million          .8250      .8250      .7250      .7250
   For the next $500 million          .8125      .8125      .7125      .7125
   For the next $1 billion            .8000      .8000      .7000      .7000
   For net assets over $2 billion     .7750      .7750      .6750      .6750
   --------------------------------------------------------------------------

Prior to the Reorganization of Multi-Cap Value, the PBHG Fund paid a management fee of 1.00% of average daily net assets.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Multi-Cap Value through December 7, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets. Prior to the Reorganization, the PBHG Fund had an expense limitation of 1.25% of average daily net assets through September 25, 2002 and 1.50% of average daily net assets after September 25, 2002.

The Adviser has agreed to waive part of its management fees and reimburse certain expenses of Large-Cap Value, Municipal and Stock, and Stock and Bond through July 31, 2004, in order to limit total operating expenses (excluding 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.20%, 1.00%, and 1.00%, respectively, of the average daily net assets.

The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), a wholly owned subsidiary of Nuveen Investments, Inc., and Institutional Capital Corporation ("ICAP"), in which Nuveen Investments, Inc. holds a minority interest. NWQ manages the investment portfolio of Multi-Cap Value. ICAP manages the investment portfolios of Large-Cap Value, and Stock and Bond, as well as the equity portion of Municipal and Stock's investment portfolio. NWQ and ICAP are compensated for the services from the management fee paid to the Adviser.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

During the fiscal year ended June 30, 2003, Nuveen Investments, LLC (the "Distributor") (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc. collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Multi-Cap Large-Cap Municipal Stock and
                                           Value*     Value and Stock      Bond
 ------------------------------------------------------------------------------
 Sales charges collected (unaudited)       $3,289   $88,670   $74,230   $22,094
 Paid to authorized dealers (unaudited)     2,860    88,115    65,693    19,306
 ------------------------------------------------------------------------------

* For the period April 1, 2003 through June 30, 2003.

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                    Multi-Cap Large-Cap Municipal Stock and
                                       Value*     Value and Stock      Bond
    -----------------------------------------------------------------------
    Commission advances (unaudited)   $6,885   $54,045   $27,441   $44,308
    -----------------------------------------------------------------------

* For the period April 1, 2003 through June 30, 2003.


----
34

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2003, the Distributor retained such 12b-1 fees as follows:

                                    Multi-Cap Large-Cap Municipal Stock and
                                       Value*     Value and Stock      Bond
    -----------------------------------------------------------------------
    12b-1 fees retained (unaudited)     $523  $458,100  $220,751  $111,817
    -----------------------------------------------------------------------

* For the period April 1, 2003 through June 30, 2003.

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2003, as follows:

                                 Multi-Cap Large-Cap Municipal Stock and
                                    Value*     Value and Stock      Bond
       -----------------------------------------------------------------
       CDSC retained (unaudited)      $--  $213,803  $131,660   $59,108
       -----------------------------------------------------------------

* For the period April 1, 2003 through June 30, 2003.

6. Investment Composition

At June 30, 2003, the sector classifications of securities held in the portfolio of investments expressed as a percent of total investments were as follows:

                                   Multi-Cap  Large-Cap  Municipal  Stock and
                                       Value      Value  and Stock       Bond
 -----------------------------------------------------------------------------
 Consumer Discretionary                    4%        19%         8%        11%
 Consumer Staples                          5          8          4          5
 Education and Civic Organizations        --         --          8         --
 Energy                                   10          8          4          5
 Financials                               30         22         10         14
 Healthcare                                4         10         10          6
 Housing/Multifamily                      --         --          3         --
 Housing/Single Family                    --         --          3         --
 Industrials                               6         13          6          8
 Information Technology                   17          3          1          2
 Long-Term Care                           --         --          3         --
 Materials                                 9          3          1          2
 Tax Obligation/General                   --         --          4         --
 Tax Obligation/Limited                   --         --          9         --
 Telecommunication Services                5          6          3          4
 Transportation                           --         --          7         --
 U.S. Guaranteed                           9          3          9         40
 Utilities                                 1          5          6          3
 Water and Sewer                          --         --          1         --
 ----------------------------------------------------------------------------
                                         100%       100%       100%       100%
 ----------------------------------------------------------------------------

38% of the municipal bonds owned by Municipal and Stock are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

7. Subsequent Event - Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2003, to shareholders of record on July 9, 2003, as follows:

                                             Municipal
                                             and Stock
                         -----------------------------
                         Dividend per share:
                           Class A              $.0300
                           Class B               .0185
                           Class C               .0185
                           Class R               .0335

--------------------------------------------------------------------------------



----
35

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations         Less Distributions
                                               -----------------------------  ------------------------


MULTI-CAP VALUE



                                                                 Net
                                                           Realized/
                                                     Net  Unrealized
                                     Beginning   Invest-     Invest-              Net                   Ending
                                           Net      ment        ment          Invest-                      Net
                                         Asset    Income        Gain             ment  Capital           Asset     Total
                                         Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 4/01/03- 6/30/03                       $11.54     $ .02      $ 3.04  $ 3.06    $  --   $   --  $   --  $14.60     26.52%
 12/09/02- 3/31/03                       11.86        --        (.27)   (.27)    (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
 4/01/03- 6/30/03                        11.58        --        3.03    3.03       --       --      --   14.61     26.17
 12/09/02- 3/31/03                       11.86      (.04)       (.24)   (.28)      --       --      --   11.58     (2.36)
Class C (12/02)
 4/01/03- 6/30/03                        11.58      (.01)       3.05    3.04       --       --      --   14.62     26.25
 12/09/02- 3/31/03                       11.86      (.02)       (.26)   (.28)      --       --      --   11.58     (2.36)
Class R (11/97)
 4/01/03- 6/30/03                        11.51       .02        3.04    3.06       --       --      --   14.57     26.59
 Year Ended 3/31:
   2003(f)                               13.92       .08       (2.38)  (2.30)    (.11)      --    (.11)  11.51    (16.52)
 11/01/01- 3/31/02(g)                    11.73       .05        2.20    2.25     (.06)      --    (.06)  13.92     19.20
 Year Ended 10/31:
   2001(h)                               13.28       .08         .09     .17     (.06)   (1.66)  (1.72)  11.73      1.23
   2000(h)                               11.84       .07        1.55    1.62     (.07)    (.11)   (.18)  13.28     13.80
   1999(h)                               10.01       .03        1.88    1.91     (.03)    (.05)   (.08)  11.84     19.33
 11/04/97- 10/31/98(i)                   10.00       .02        (.01)    .01       --       --      --   10.01       .10
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                 Ratios/Supplemental Data
                                     --------------------------------------------------------------------------------
                                                Before Credit/           After            After Credit/
                                                Reimbursement       Reimbursement(c)     Reimbursement(d)
MULTI-CAP VALUE                              ------------------   ------------------   ------------------
                                                          Ratio                Ratio                Ratio
                                                         of Net               of Net               of Net
                                                        Invest-              Invest-              Invest-
                                                           ment                 ment                 ment
                                             Ratio of    Income   Ratio of    Income   Ratio of    Income
                                             Expenses    (Loss)   Expenses    (Loss)   Expenses    (Loss)
                                      Ending       to        to         to        to         to        to
                                         Net  Average   Average    Average   Average    Average   Average   Portfolio
                                      Assets      Net       Net        Net       Net        Net       Net    Turnover
                                       (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
----------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 4/01/03- 6/30/03                    $ 4,732     1.66%*     .59%*     1.66%*     .59%*     1.66%*     .60%*        13%
 12/09/02- 3/31/03                       294     1.78*     (.07)*     1.75*     (.04)*     1.75*     (.04)*        52
Class B (12/02)
 4/01/03- 6/30/03                        193     2.43*     (.08)*     2.43*     (.08)*     2.43*     (.08)*        13
 12/09/02- 3/31/03                        20     3.29*    (1.95)*     2.50*    (1.16)*     2.50*    (1.16)*        52
Class C (12/02)
 4/01/03- 6/30/03                        416     2.44*     (.33)*     2.44*     (.33)*     2.44*     (.33)*        13
 12/09/02- 3/31/03                         2     2.50*     (.62)*     2.50*     (.62)*     2.50*     (.62)*        52
Class R (11/97)
 4/01/03- 6/30/03                     26,777     1.41*      .56*      1.41*      .56*      1.41*      .56*         13
 Year Ended 3/31:
   2003(f)                            21,795     1.61       .37       1.36       .62       1.36       .62          52
 11/01/01- 3/31/02(g)                 25,505     2.21*     (.10)*     1.25*      .86*      1.25*      .86*         14
 Year Ended 10/31:
   2001(h)                            16,996     1.54       .25       1.25       .54       1.25       .54          66
   2000(h)                            29,547     1.66       .09       1.15       .60       1.15       .60          49
   1999(h)                            16,406     1.70      (.22)      1.22       .26       1.22       .26          26
 11/04/97- 10/31/98(i)                14,167     1.98*     (.41)*     1.16*      .42*      1.16*      .42*         23
----------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.
(f) Information represents the performance history of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
(g) Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(h) Information represents the performance history of the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.).
(i) The NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.) commenced performance history on November 4, 1997.



                                See accompanying notes to financial statements.

----
36

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                             Investment Operations         Less Distributions
                                         -----------------------------  ------------------------


LARGE-CAP VALUE


                                                           Net
                                                     Realized/
                                                    Unrealized
                               Beginning       Net     Invest-              Net                   Ending
                                     Net   Invest-        ment          Invest-                      Net
                                   Asset      ment        Gain             ment  Capital           Asset     Total
Year Ended June 30,                Value Income(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2003                             $21.35     $ .08      $(1.43) $(1.35)   $(.07)  $   --  $ (.07) $19.93     (6.28)%
 2002                              24.40       .08       (3.06)  (2.98)    (.07)      --    (.07)  21.35    (12.23)
 2001                              24.35       .16        2.49    2.65     (.21)   (2.39)  (2.60)  24.40     11.02
 2000                              27.07       .22       (1.62)  (1.40)    (.25)   (1.07)  (1.32)  24.35     (5.33)
 1999                              26.50       .19        2.64    2.83     (.04)   (2.22)  (2.26)  27.07     12.37
Class B (8/96)
 2003                              21.08      (.06)      (1.40)  (1.46)      --       --      --   19.62     (6.93)
 2002                              24.19      (.10)      (3.01)  (3.11)      --       --      --   21.08    (12.86)
 2001                              24.17      (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23
 2000                              26.87       .03       (1.60)  (1.57)    (.06)   (1.07)  (1.13)  24.17     (5.97)
 1999                              26.47       .01        2.61    2.62       --    (2.22)  (2.22)  26.87     11.52
Class C (8/96)
 2003                              21.04      (.06)      (1.40)  (1.46)      --       --      --   19.58     (6.94)
 2002                              24.16      (.10)      (3.02)  (3.12)      --       --      --   21.04    (12.91)
 2001                              24.13      (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24
 2000                              26.84       .03       (1.61)  (1.58)    (.06)   (1.07)  (1.13)  24.13     (5.97)
 1999                              26.43       .01        2.62    2.63       --    (2.22)  (2.22)  26.84     11.58
Class R (8/96)
 2003                              21.41       .13       (1.43)  (1.30)    (.12)      --    (.12)  19.99     (5.99)
 2002                              24.46       .13       (3.05)  (2.92)    (.13)      --    (.13)  21.41    (11.98)
 2001                              24.41       .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24
 2000                              27.14       .28       (1.62)  (1.34)    (.32)   (1.07)  (1.39)  24.41     (5.13)
 1999                              26.52       .24        2.67    2.91     (.07)   (2.22)  (2.29)  27.14     12.71
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                         Ratios/Supplemental Data
                               ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(c)   Reimbursement(d)
LARGE-CAP VALUE                                   -----------------  -----------------  -----------------
                                                    Ratio              Ratio              Ratio
                                                   of Net             of Net             of Net
                                                  Invest-            Invest-            Invest-
                                        Ratio of     ment  Ratio of     ment  Ratio of     ment
                                        Expenses   Income  Expenses   Income  Expenses   Income
                                 Ending       to       to        to       to        to       to
                                    Net  Average  Average   Average  Average   Average  Average  Portfolio
                                 Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,               (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------------------------------
Class A (8/96)
 2003                          $445,050     1.45%     .45%     1.45%     .45%     1.45%     .45%        90%
 2002                           577,946     1.36      .33      1.36      .33      1.36      .33         81
 2001                           672,917     1.34      .62      1.33      .63      1.32      .64         90
 2000                           669,651     1.34      .82      1.30      .85      1.30      .86        155
 1999                           793,546     1.28      .72      1.24      .76      1.24      .76        134
Class B (8/96)
 2003                            55,129     2.21     (.31)     2.21     (.31)     2.21     (.31)        90
 2002                            73,011     2.11     (.42)     2.11     (.42)     2.11     (.42)        81
 2001                            91,117     2.09     (.13)     2.08     (.11)     2.07     (.11)        90
 2000                            93,275     2.09      .08      2.06      .11      2.05      .12        155
 1999                            95,174     2.03     (.01)     1.99      .03      1.99      .03        134
Class C (8/96)
 2003                            42,105     2.21     (.31)     2.21     (.31)     2.21     (.31)        90
 2002                            53,729     2.11     (.42)     2.11     (.42)     2.11     (.42)        81
 2001                            63,835     2.09     (.14)     2.07     (.13)     2.07     (.12)        90
 2000                            55,303     2.11      .06      2.07      .09      2.05      .10        155
 1999                            41,071     2.02      .01      1.98      .04      1.98      .04        134
Class R (8/96)
 2003                            16,828     1.20      .70      1.20      .70      1.20      .70         90
 2002                            17,585     1.11      .58      1.11      .58      1.11      .58         81
 2001                            19,188     1.09      .86      1.08      .88      1.07      .88         90
 2000                            17,604     1.10     1.06      1.06     1.09      1.05     1.10        155
 1999                            16,904     1.03      .96       .99     1.00       .99     1.00        134
-----------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
37

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                               Investment Operations        Less Distributions
                                           ----------------------------  ------------------------


MUNICIPAL and STOCK


                                                            Net
                                                      Realized/
                                                     Unrealized
                                 Beginning       Net    Invest-              Net                   Ending
                                       Net   Invest-       ment          Invest-                      Net
                                     Asset      ment       Gain             ment  Capital           Asset     Total
Year Ended June 30,                  Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)
----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2003                               $21.45      $.49     $ (.57) $ (.08)   $(.58)  $   --  $ (.58) $20.79      (.25)%
 2002                                24.15       .61      (2.54)  (1.93)    (.71)    (.06)   (.77)  21.45     (8.11)
 2001                                24.31       .73       1.09    1.82     (.85)   (1.13)  (1.98)  24.15      7.60
 2000                                25.45       .74       (.96)   (.22)    (.81)    (.11)   (.92)  24.31      (.83)
 1999                                25.46       .62        .70    1.32     (.65)    (.68)  (1.33)  25.45      5.49
Class B (8/96)
 2003                                22.14       .36       (.60)   (.24)    (.27)      --    (.27)  21.63     (1.01)
 2002                                24.74       .45      (2.60)  (2.15)    (.39)    (.06)   (.45)  22.14     (8.78)
 2001                                24.70       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.74      6.85
 2000                                25.65       .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.70     (1.57)
 1999                                25.53       .46        .68    1.14     (.34)    (.68)  (1.02)  25.65      4.71
Class C (8/96)
 2003                                22.12       .35       (.59)   (.24)    (.27)      --    (.27)  21.61     (1.01)
 2002                                24.72       .46      (2.61)  (2.15)    (.39)    (.06)   (.45)  22.12     (8.79)
 2001                                24.68       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.72      6.86
 2000                                25.63       .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.68     (1.57)
 1999                                25.51       .45        .69    1.14     (.34)    (.68)  (1.02)  25.63      4.71
Class R (8/96)
 2003                                21.17       .53       (.57)   (.04)    (.67)      --    (.67)  20.46      (.02)
 2002                                23.90       .67      (2.52)  (1.85)    (.82)    (.06)   (.88)  21.17     (7.84)
 2001                                24.13       .78       1.09    1.87     (.97)   (1.13)  (2.10)  23.90      7.84
 2000                                25.33       .80       (.96)   (.16)    (.93)    (.11)  (1.04)  24.13      (.64)
 1999                                25.39       .68        .71    1.39     (.77)    (.68)  (1.45)  25.33      5.81
----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                           Ratios/Supplemental Data
                                 ---------------------------------------------------------------------------
                                                      Before Credit/         After          After Credit/
                                                      Reimbursement     Reimbursement(c)   Reimbursement(d)
MUNICIPAL and STOCK                                 -----------------  -----------------  -----------------
                                                      Ratio              Ratio              Ratio
                                                     of Net             of Net             of Net
                                                    Invest-            Invest-            Invest-
                                          Ratio of     ment  Ratio of     ment  Ratio of     ment
                                          Expenses   Income  Expenses   Income  Expenses   Income
                                   Ending       to       to        to       to        to       to
                                      Net  Average  Average   Average  Average   Average  Average  Portfolio
                                   Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                 (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2003                            $ 59,780     1.35%    2.34%     1.25%    2.44%     1.24%    2.45%        38%
 2002                              68,197     1.29     2.64      1.25     2.68      1.25     2.68         34
 2001                              85,586     1.26     2.96      1.24     2.98      1.24     2.98         37
 2000                              93,400     1.26     2.95      1.21     3.01      1.20     3.02         53
 1999                             123,917     1.23     2.49      1.19     2.52      1.19     2.52         52
Class B (8/96)
 2003                              26,534     2.10     1.60      2.00     1.71      1.99     1.71         38
 2002                              34,071     2.04     1.89      2.00     1.93      2.00     1.93         34
 2001                              41,641     2.01     2.22      1.99     2.23      1.99     2.23         37
 2000                              45,779     2.01     2.20      1.96     2.26      1.95     2.27         53
 1999                              52,718     1.98     1.80      1.94     1.83      1.94     1.83         52
Class C (8/96)
 2003                               9,083     2.10     1.59      2.00     1.69      1.99     1.70         38
 2002                              10,828     2.04     1.89      2.00     1.94      2.00     1.94         34
 2001                              14,302     2.01     2.22      1.99     2.23      1.99     2.23         37
 2000                              14,837     2.01     2.21      1.96     2.27      1.95     2.28         53
 1999                              20,498     1.98     1.76      1.94     1.80      1.94     1.80         52
Class R (8/96)
 2003                                 731     1.10     2.58      1.00     2.69       .99     2.69         38
 2002                                 783     1.04     2.90      1.00     2.94      1.00     2.94         34
 2001                               1,120     1.01     3.21      1.00     3.22       .99     3.23         37
 2000                               1,111     1.01     3.20       .96     3.26       .95     3.26         53
 1999                               1,182      .98     2.72       .94     2.76       .94     2.77         52
-------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
38

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                                 Investment Operations         Less Distributions
                                             ----------------------------  -------------------------


STOCK and BOND


                                                              Net
                                                        Realized/
                                                       Unrealized
                                   Beginning       Net    Invest-              Net                    Ending
                                         Net   Invest-       ment          Invest-                       Net
                                       Asset      ment       Gain             ment  Capital            Asset     Total
Year Ended June 30,                    Value Income(a)     (Loss)    Total  Income    Gains    Total   Value Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2003                                 $23.48      $.38     $ (.65) $ (.27)   $(.43)  $ (.06)  $ (.49) $22.72      (.99)%
 2002                                  25.25       .44      (1.73)  (1.29)    (.47)    (.01)    (.48)  23.48     (5.14)
 2001                                  25.20       .57       2.00    2.57     (.58)   (1.94)   (2.52)  25.25     10.39
 2000                                  27.18       .69      (1.02)   (.33)    (.70)    (.95)   (1.65)  25.20     (1.23)
 1999                                  26.39       .58       1.93    2.51     (.57)   (1.15)   (1.72)  27.18     10.21
Class B (8/96)
 2003                                  23.48       .22       (.65)   (.43)    (.27)    (.06)    (.33)  22.72     (1.73)
 2002                                  25.25       .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.48     (5.86)
 2001                                  25.20       .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.25      9.58
 2000                                  27.18       .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.20     (1.97)
 1999                                  26.39       .39       1.93    2.32     (.38)   (1.15)   (1.53)  27.18      9.39
Class C (8/96)
 2003                                  23.49       .22       (.65)   (.43)    (.27)    (.06)    (.33)  22.73     (1.73)
 2002                                  25.26       .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.49     (5.86)
 2001                                  25.21       .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.26      9.58
 2000                                  27.19       .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.21     (1.93)
 1999                                  26.39       .40       1.93    2.33     (.38)   (1.15)   (1.53)  27.19      9.39
Class R (8/96)
 2003                                  23.47       .44       (.64)   (.20)    (.49)    (.06)    (.55)  22.72      (.70)
 2002                                  25.24       .50      (1.72)  (1.22)    (.54)    (.01)    (.55)  23.47     (4.90)
 2001                                  25.19       .62       2.01    2.63     (.64)   (1.94)   (2.58)  25.24     10.66
 2000                                  27.18       .76      (1.03)   (.27)    (.77)    (.95)   (1.72)  25.19     (1.02)
 1999                                  26.39       .65       1.93    2.58     (.64)   (1.15)   (1.79)  27.18     10.48
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                            Ratios/Supplemental Data
                                   --------------------------------------------------------------------------
                                                       Before Credit/         After          After Credit/
                                                       Reimbursement     Reimbursement(c)   Reimbursement(d)
STOCK and BOND                                       -----------------  -----------------  -----------------
                                                       Ratio              Ratio              Ratio
                                                      of Net             of Net             of Net
                                                     Invest-            Invest-            Invest-
                                           Ratio of     ment  Ratio of     ment  Ratio of     ment
                                           Expenses   Income  Expenses   Income  Expenses   Income
                                    Ending       to       to        to       to        to       to
                                       Net  Average  Average   Average  Average   Average  Average  Portfolio
                                    Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2003                              $36,751     1.38%    1.64%     1.25%    1.77%     1.25%    1.77%        68%
 2002                               42,907     1.40     1.61      1.25     1.76      1.24     1.77         82
 2001                               49,030     1.41     2.04      1.25     2.20      1.24     2.21         73
 2000                               52,470     1.38     2.50      1.21     2.66      1.20     2.67         81
 1999                               67,512     1.36     2.10      1.19     2.27      1.19     2.27         96
Class B (8/96)
 2003                               12,255     2.13      .89      2.00     1.02      2.00     1.02         68
 2002                               13,067     2.15      .86      2.00     1.01      1.99     1.02         82
 2001                               12,243     2.15     1.28      2.00     1.43      1.99     1.44         73
 2000                               11,200     2.13     1.76      1.96     1.92      1.95     1.93         81
 1999                               12,856     2.11     1.38      1.94     1.54      1.94     1.54         96
Class C (8/96)
 2003                                7,541     2.13      .90      2.00     1.03      2.00     1.03         68
 2002                                6,686     2.15      .86      2.00     1.01      1.99     1.02         82
 2001                                6,498     2.15     1.29      2.00     1.44      1.99     1.45         73
 2000                                6,620     2.13     1.76      1.96     1.93      1.95     1.93         81
 1999                                7,142     2.10     1.38      1.94     1.54      1.94     1.55         96
Class R (8/96)
 2003                                7,048     1.13     1.90      1.00     2.03      1.00     2.03         68
 2002                                5,324     1.15     1.86      1.00     2.01       .99     2.02         82
 2001                                5,396     1.15     2.27      1.00     2.42       .99     2.43         73
 2000                                4,625     1.13     2.74       .96     2.91       .95     2.92         81
 1999                                4,445     1.11     2.37       .94     2.53       .94     2.53         96
--------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
39

Report of Independent Auditors


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the "Funds") at June 30, 2003, the results of each of their operations for the periods then ended, the changes in each of their net assets for the periods then ended, the financial highlights of Nuveen NWQ Multi-Cap Value Fund for the periods then ended and the financial highlights of Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund for the periods ended June 30, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion on those statements in their report dated August 20, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
August 19, 2003


----
40

                                     Notes

----
41

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Fund        Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       140
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee             2001     Private Investor; previously, President and        140
10/16/46                                                 Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                      Inc., a private company that handles
Chicago, IL 60606                                        mortgage banking, real estate development,
                                                         pension advisory and real estate management
                                                         (1995-1998). Prior thereto, Executive Vice
                                                         President and Chief Credit Officer of First
                                                         Chicago Corporation and its principal
                                                         subsidiary, The First National Bank of
                                                         Chicago.


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        134
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (August 1989) as Senior Vice               134
7/29/34                                                  President of The Northern Trust Company;
333 W. Wacker Drive                                      Director of the United Way of Highland
Chicago, IL 60606                                        Park-Highwood (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a           70
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; Director, Federal Reserve Bank of
                                                         Chicago; formerly, President and Chief
                                                         Operating Officer, SCI Financial Group,
                                                         Inc., a regional financial services firm.


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee             1994     Retired, formerly, Executive Director (since       134
1/26/33                                                  1998) of Manitoga/The Russel Wright Design
333 W. Wacker Drive                                      Center; prior thereto, President and Chief
Chicago, IL 60606                                        Executive Officer of Blanton-Peale Institute
                                                         (since 1990); prior thereto, Vice President,
                                                         Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
William L. Kissick          Trustee             1992     Professor Emeritus, School of Medicine and          70
7/29/32                                                  the Wharton School of Management and former
333 W. Wacker Drive                                      Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                        Economics, University of Pennsylvania;
                                                         Adjunct Professor, Health Policy and
                                                         Management, Yale University.


--------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand        Trustee             1992     Retired; previously, Vice President in              70
11/11/31                                                 charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                                      Sales at The Northern Trust Company.
Chicago, IL 60606

----
42

--------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                               Portfolios in
Name,                Position(s)     Year First  Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or  Including other Directorships                  Overseen by
and Address          the Fund       Appointed(2) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Peter R. Sawers      Trustee            1991     Adjunct Professor of Business and Economics,       134
4/3/33                                           University of Dubuque, Iowa; formerly
333 W. Wacker Drive                              (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                Graduate School of Management, Lake Forest,
                                                 Illinois; prior thereto, Executive Director,
                                                 Towers Perrin Australia, a management
                                                 consulting firm; Chartered Financial
                                                 Analyst; Certified Management Consultant;
                                                 Director, Executive Service Corps of
                                                 Chicago, a not-for-profit organization.


------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997     Senior Partner and Chief Operating Officer,        134
9/24/44                                          Miller-Valentine Group, Vice President,
333 W. Wacker Drive                              Miller-Valentine Realty, a development and
Chicago, IL 60606                                contract company; Chair, Miami Valley
                                                 Hospital; Chair, Miami Valley Economic
                                                 Development Coalition; formerly, Member,
                                                 Community Advisory Board, National City
                                                 Bank, Dayton, Ohio and Business Advisory
                                                 Council, Cleveland Federal Reserve Bank.


------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997     Executive Director, Gaylord and Dorothy            134
12/29/47                                         Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                              thereto, Executive Director, Great Lakes
Chicago, IL 60606                                Protection Fund (from 1990 to 1994).


------------------------------------------------------------------------------------------------------------
Sheila W. Wellington Trustee            1994     President (since 1993) of Catalyst (a               70
2/24/32                                          not-for-profit organization focusing on
333 W. Wacker Drive                              women's leadership development in business
Chicago, IL 60606                                and the professions).

Officers of the Funds:


------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988     Managing Director (since 2002), Assistant          140
9/9/56               Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                General Counsel of Nuveen Investments, LLC;
                                                 Managing Director (since 2002), General
                                                 Counsel and Assistant Secretary, formerly,
                                                 Vice President of Nuveen Advisory Corp. and
                                                 Nuveen Institutional Advisory Corp.;
                                                 Managing Director (since 2002), Assistant
                                                 Secretary and Associate General Counsel,
                                                 formerly, Vice President (since 2000), of
                                                 Nuveen Asset Management, Inc.; Assistant
                                                 Secretary of Nuveen Investments, Inc. (since
                                                 1994); Assistant Secretary of NWQ Investment
                                                 Management Company, LLC (since 2002); Vice
                                                 President and Assistant Secretary of Nuveen
                                                 Investments Advisers Inc. (since 2002);
                                                 Managing Director, Associate General Counsel
                                                 and Assistant Secretary of Rittenhouse Asset
                                                 Management, Inc. (since May 2003); Chartered
                                                 Financial Analyst.


------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000     Vice President (since 2002), formerly,             140
2/3/66               and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive  Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                LLC.


------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo    Vice President     1999     Vice President of Nuveen Investments, LLC          140
11/28/67             and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                              President (since 1997); Vice President and
Chicago, IL 60606                                Treasurer of Nuveen Investments, Inc. (since
                                                 1999); Vice President and Treasurer of
                                                 Nuveen Advisory Corp. and Nuveen
                                                 Institutional Advisory Corp (since 1999);
                                                 Vice President and Treasurer of Nuveen Asset
                                                 Management, Inc. (since 2002) and of Nuveen
                                                 Investments Advisers Inc. (since 2002);
                                                 Assistant Treasurer of NWQ Investment
                                                 Management Company, LLC (since 2002);
                                                 Chartered Financial Analyst.

----
43

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or  Including other Directorships                  Overseen by
and Address           the Fund       Appointed(2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President     2001     Vice President of Nuveen Advisory Corp.            140
9/8/54                                            (since 2001); previously, Vice President of
333 W. Wacker Drive                               Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                 1998); Vice President of Nuveen
                                                  Institutional Advisory Corp. (since 2002);
                                                  prior thereto, Assistant Vice President of
                                                  Van Kampen Investment Advisory Corp. (since
                                                  1994).


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          140
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Vice President of Nuveen Investments, LLC;         140
10/24/45                                          Vice President (since 1998) of Nuveen
333 W. Wacker Drive                               Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                 Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           140
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              140
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              140
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002     Vice President (since 1999), previously,           140
8/27/61                                           Assistant Vice President (since 1993) of
333 W. Wacker Drive                               Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988     Vice President, Assistant Secretary and            140
7/27/51               and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                                 Assistant Secretary of Nuveen Advisory Corp.
                                                  and Nuveen Institutional Advisory Corp.;
                                                  Assistant Secretary of Nuveen Investments,
                                                  Inc. and (since 1997) Nuveen Asset
                                                  Management, Inc.; Vice President (since
                                                  2000), Assistant Secretary and Assistant
                                                  General Counsel (since 1998) of Rittenhouse
                                                  Asset Management, Inc.; Vice President and
                                                  Assistant Secretary of Nuveen Investments
                                                  Advisers Inc. (since 2002); Assistant
                                                  Secretary of NWQ Investment Management
                                                  Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV   Vice President     1996     Managing Director (since 2002) of Nuveen           140
7/7/65                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               1997), formerly Vice President (since 1996)
Chicago, IL 60606                                 of Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.; Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 1999). Chartered Financial Analyst.

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
44

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                        Legal Counsel              Transfer Agent and
Nuveen Institutional Advisory Corp. Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive               Chicago, IL                Boston Financial
Chicago, IL 60606                                              Data Services, Inc.
                                    Independent Auditors       Nuveen Investor Services
Sub-Advisers                        PricewaterhouseCoopers LLP P.O. Box 8530
NWQ Investment Management           Chicago, IL                Boston, MA 02266-8530
Company, LLC                                                   (800) 257-8787
2049 Century Park East              Custodian
Los Angeles, CA 90067               State Street Bank & Trust
Institutional Capital Corporation   Boston, MA
225 West Wacker Drive
Chicago, IL 60606

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Price/Earnings Ratio (P/E Ratio): The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. The average of the price/earnings ratio of a Fund is a weighted average of all the current P/E ratios of the stocks in a mutual fund's portfolio.

Beta: Beta is a measure of a equity's or a fund's sensitivity to underlying market movements. The higher the beta, the more volatile the equity or fund can be expected to be in relation to the market. The beta of the comparative underlying market is 1.00 by definition, so that a beta of 1.20 means that the fund has performed 20% better than its benchmark in up markets and 20% worse in down markets, assuming all other factors remain constant.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.




================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
45

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $88 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-GRINC-0603D

                           PART C--OTHER INFORMATION

Item 23: Exhibits:


(a)(1).  Declaration of Trust of Registrant.(1)

(a)(2).  Certificate for the Establishment and Designation of Series and Classes for the Nuveen Growth and Income Stock
         Fund, the Nuveen Balanced Stock and Bond Fund, and Nuveen Balanced Municipal and Stock Fund, dated
         June 20, 1996.(3)

(a)(3).  Certificate for the Establishment and Designation of Series for the Nuveen European Value Fund, dated May 27,
         1998.(10)

(a)(4).  Amended Designation of Series for the Nuveen Investment Trust, dated September 24, 2002.(19)

(b)(1).  By-Laws of Registrant.(1)

(b)(2).  Amendment to By-Laws of Registrant.(15)

(b)(3).  Amended and Restated By-Laws of Registrant.(21)

(c).     Specimen certificate of Shares of the Funds.(3)

(d)(1).  Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(6)

(d)(2).  Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Institutional Capital Corporation.(6)

(d)(3).  Form of Amended Schedule A to Management Agreement between Registrant and Nuveen Institutional Advisory
         Corp.(10)

(d)(4).  Form of Amended Schedule A to Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         Institutional Capital Corporation.(10)

(d)(5).  Form of Amended Schedule B to Management Agreement between Registrant and Nuveen Institutional Advisory
         Corp.(10)

(d)(6).  Form of Addendum to Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         Institutional Capital Corporation.(10)

(d)(7).  Renewal of Investment Management Agreement dated June 1, 2001.(18)

(d)(8).  Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ Investment
         Management Company, LLC dated August 15, 2002.(19)

(d)(9).  Renewal of Investment Management Agreement between the Registrant and Nuveen Institutional Advisory Corp.
         dated April 28, 2002.(19)

(d)(10). Amended Schedules A and B to Investment Management Agreement between Nuveen Investment Trust and
         Nuveen Institutional Advisory Corp.(19)

(d)(11). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         Institutional Capital Corporation.(20)

(d)(12). Renewal of Investment Management Agreement between the Registrant and Nuveen Institutional Advisory Corp.
         dated May 15, 2003.(23)

(d)(13). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         Institutional Capital Corporation dated July 15, 2003.(23)

(d)(14). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         NWQ Investment Management Company dated July 15, 2003.(23)

(e)(1).  Distribution Agreement between Registrant and John Nuveen & Co. Incorporated dated August 1, 1998.(11)

(e)(2).  Dealer Management Agreement dated October 22, 1996.(4)

(e)(3).  Renewal of Distribution Agreement dated July 31, 2001.(18)

(e)(4)   Renewal of Distribution Agreement between Registrant and Nuveen Investments.(21)

(e)(5)   Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC dated July 31, 2003.(23)

(f).     Not applicable.

(g)(1).  Custodian Agreement between Registrant and The Chase Manhattan Bank.(7)

(g)(2).  Global Custody Agreement between Registrant and The Chase Manhattan Bank dated July 21, 1998.(13)

(g)(3).  Master Custodian Agreement between certain Nuveen Funds and State Street Bank and Trust Company.(21)

(h)(1).  Form of Subscription Agency Agreement between Registrant and The Chase Manhattan Bank.(4)

(h)(2).  Transfer Agency Agreement between Registrant and Chase Global Funds Services Company.(11)


(h)(3). Transfer Agency and Service Agreement between certain Nuveen Open-End Investment Companies and State
        Street Bank and Trust Company.(21)

(i)(1). Opinion and consent of Chapman and Cutler, dated July 30, 1996.(3)

(i)(2). Opinion and consent of Bingham, Dana & Gould, dated July 30, 1996.(3)

(i)(3). Opinion and consent of Vedder, Price, Kaufman & Kammholz, dated May 28, 1998.(10)

(i)(4). Opinion and consent of Bingham Dana LLP dated May 28, 1998.(10)

(i)(5). Opinion and consent of Chapman and Cutler, dated October 27, 2000.(18)

(i)(6). Opinion and consent of Chapman and Cutler, dated October 26, 2001.(18)

(i)(7). Opinion and consent of Chapman and Cutler, dated October 9, 2002.(19)

(i)(8). Opinion and consent of Bingham McCutchen LLP, dated October 4, 2002.(19)

(i)(9)  Opinion and consent of Chapman and Cutler LLP, dated October 28, 2003.(23)

(j).    Consent of Independent Accountants.(23)

(k).    Not applicable.

(l).    Subscription Agreement with Nuveen Institutional Advisory Corp.(7)
(m)(1). Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares and Class C Shares
        of each Fund.(3)

(m)(2). Amendment to Plan of Distribution and Service Pursuant to Rule 12b-1.(11)

(n).    Multi-Class Plan.(4)

(p)(1). Code of Ethics of the Registrant, Nuveen Investments and Nuveen Institutional Advisory Corp.(18)

(p)(2). Code of Ethics of Institutional Capital Corporation.(18)

(p)(3). Code of Ethics of NWQ Investment Management Company, LLC.(19)

(z)(1). Powers of Attorney for Messrs. Schwertfeger, Evans, Leafstrand, Bacon, Kissick, and Ms. Wellington.(17)

(z)(2). Power of Attorney for Mr. Bennett.(18)

(z)(3). Powers of Attorney for Messrs. Bremner, Brown, Schneider and Sawers and Ms. Impellizzeri and Ms. Stockdale.(22)

--------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to the pre-effective amendment no. 2 filed on Form N-1A for Registrant.
(4) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.
(5) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.
(6) Incorporated by reference to the post-effective amendment no. 3 filed on Form N-1A for Registrant.
(7) Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.
(8) Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.
(9) Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.
(10)Incorporated by reference to the post-effective amendment no. 12 filed on Form N-1A for Registrant.
(11)Incorporated by reference to the post-effective amendment no. 13 filed on Form N-1A for Registrant.
(12)Incorporated by reference to the post-effective amendment no. 14 filed on Form N-1A for Registrant.
(13)Incorporated by reference to the post-effective amendment no. 15 filed on Form N-1A for Registrant.
(14)Incorporated by reference to the post-effective amendment no. 16 filed on Form N-1A for Registrant.
(15)Incorporated by reference to the post-effective amendment no. 17 filed on Form N-1A for Registrant.
(16)Incorporated by reference to the post-effective amendment no. 18 filed on Form N-1A for Registrant.
(17)Incorporated by reference to the post-effective amendment no. 19 filed on Form N-1A for Registrant.
(18)Incorporated by reference to the post-effective amendment no. 20 filed on Form N-1A for Registrant.
(19)Incorporated by reference to the post-effective amendment no. 23 filed on Form N-1A for Registrant.
(20)Incorporated by reference to the post-effective amendment no. 24 filed on Form N-1A for Registrant.
(21)Incorporated by reference to the post-effective amendment no. 25 filed on Form N-1A for Registrant.

(22)Incorporated by reference to the post-effective amendment no. 26 filed on Form N-1A for Registrant.


(23)Filed herewith.

Item 24: Persons Controlled by or under Common Control with Fund.
Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

    (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

    (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

    (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

        (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

        (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

    (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

    (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000 which does not apply to individual directors and officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser
(a) Nuveen Institutional Advisory Corp. ("NIAC") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NIAC who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of NIAC appears below:


                                                   Other Business, Profession, Vocation or
Name and Position with NIAC                           Employment During Past Two Years
---------------------------                    ---------------------------------------
John P. Amboian, President and Director....... President and Director, formerly Executive Vice
                                               President and Secretary of Nuveen
                                               Investments, Inc., Nuveen Investments, LLC,
                                               Nuveen Advisory Corp., and Nuveen Asset
                                               Management Inc. and Executive Vice President
                                               and Director of Rittenhouse Asset
                                               Management, Inc.
Margaret E. Wilson, Senior Vice President,     Senior Vice President, Finance of Nuveen
  Finance..................................... Investments, Inc., Nuveen Investments, LLC
                                               and Nuveen Advisory Corp.

Alan Berkshire, Senior Vice President, General Senior Vice President (since 1999), formerly
  Counsel and Secretary....................... Vice President, and General Counsel (since
                                               1997) and Secretary (since 1998) of Nuveen
                                               Investments, Inc., Nuveen Investments, LLC,
                                               and Nuveen Asset Management, Inc; Vice
                                               President (since 1997) and Secretary (since
                                               1998) of Nuveen Advisory Corp.; Senior Vice
                                               President, Secretary and General Counsel (since

                                   Other Business, Profession, Vocation or
Name and Position with NIAC           Employment During Past Two Years
---------------------------        ---------------------------------------

                            2001) of Rittenhouse Asset Management, Inc.; Secretary
                            (since 2003) of Symphony Asset Management LLC.



(b) Institutional Capital Corporation ("Institutional Capital") acts as investment adviser to the ICAP Funds, Inc. and as sub-investment adviser to the Large-Cap Value Fund, Balanced Stock and Bond Fund, and Balanced Municipal and Stock Fund (series of the Registrant). In addition, Institutional Capital serves as investment adviser to separately managed accounts.


A description of any other business, profession, vocation, or employment of a substantial nature in which Robert H. Lyon, President, Chief Investment Officer and a Director of Institutional Capital, is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee appears under "Management" in the Statement of Additional Information of the applicable funds. Such information for the remaining senior officers of Institutional Capital appears below. The principal business address for each person is 225 West Wacker Drive Suite 2400, Chicago, Illinois 60606.

                       Positions and Offices with       Other Business, Profession, Vocation, or
Name                              ICAP                      Employment During Past Two Years
----              ------------------------------------- ----------------------------------------
Pamela H. Conroy. Senior Vice President and Director    Vice President, Treasurer, and a Director
                                                        of the ICAP Funds, Inc. (since its
                                                        inception in December 1994).

Donald D. Niemann Executive Vice President and Director Vice President and Secretary of ICAP
                                                        Funds, Inc. (since its inception in
                                                        December 1994) and a Director (since
                                                        July 1995).

Gary S. Maurer... Executive Vice President and Director Director of ICAP Funds, Inc. (since its inception in December 1994).

(c) NWQ Investment Management Company, Inc. ("NWQ") acts as a sub-investment adviser to the Nuveen NWQ Multi-Cap Value Fund. In addition, NWQ serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of NWQ. The principal business address of each person is 2049 Century Park East, 4th Floor, Los Angeles, California 90067.

                                                    Other Business, Profession, Vocation or
Name               Positions and Offices with NWQ      Employment During Past Two Years
----              --------------------------------- ---------------------------------------
Michael C. Mendez Chief Executive Officer            President and Director (since 1999),
                                                     Managing Director (1992-1999) of
                                                     NWQ Investment Management
                                                     Company, Inc.
Jon D. Bosse..... CFA, Chief Investment Officer and  Managing Director, Portfolio Manager
                  Managing Director                  (since 1996), Director of Research
                                                     (1996-2001) of NWQ Investment
                                                     Management Company, Inc.
Edward C. Friedel CFA, Senior Managing Director      Managing Director (since 1992) of
                                                     NWQ Investment Management
                                                     Company, Inc.

Item 27: Principal Underwriters

(a) Nuveen Investments ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, and the Registrant. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen California Select Tax-Free Income Portfolio, Nuveen New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Floating Rate Fund, Nuveen Senior Income Fund, Nuveen Real Estate Income Fund, Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Insured National Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen Quality Preferred Income Fund 3, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2 and Nuveen Diversified Dividend and Income Fund.

(b)

   Name and Principal      Positions and Offices with   Positions and Offices
   Business Address        Underwriter                  with Registrant
   --------------------------------------------------------------------------

   Timothy R. Schwertfeger Chairman of the Board,       Chairman and
   333 West Wacker Drive   Chief Executive Officer, and Trustee
   Chicago, IL 60606       Director

   John P. Amboian         President and Director       None
   333 West Wacker Drive
   Chicago, IL 60606

   William Adams IV        Executive Vice President     None
   333 West Wacker Drive
   Chicago, IL 60606

   Alan G. Berkshire       Senior Vice President,       None
   333 West Wacker Drive   Secretary and
   Chicago, IL 60606       General Counsel

   Robert K. Burke         Vice President               None
   333 West Wacker Drive
   Chicago, IL 60606

   Ronald J. Buttarazzi    Vice President               None
   333 West Wacker Drive
   Chicago, IL 60606

   Lisa D. Crossley        Vice President               None
   333 West Wacker Drive
   Chicago, IL 60606

   Peter H. D'Arrigo       Vice President and Treasurer Vice President and
   333 West Wacker Drive                                Treasurer
   Chicago, IL 60606

   Jessica R. Droeger      Vice President, Assistant    Vice President
   333 West Wacker Drive   General Counsel and          and Secretary
   Chicago, IL 60606       Assistant Secretary

   Stephen D. Foy          Vice President               Vice President and
   333 West Wacker Drive                                Controller
   Chicago, IL 60606

   Larry W. Martin         Vice President               Vice President
   333 West Wacker Drive   and Assistant                and Assistant
   Chicago, IL 60606       Secretary                    Secretary

   Margaret E. Wilson      Senior Vice President,       None
   333 West Wacker Drive   Finance
   Chicago, IL 60606

   Allen J. Williamson     Group President              None
   333 West Wacker Drive
   Chicago, IL 60606

   Gifford R. Zimmerman    Managing Director,           Chief Administrative
   333 West Wacker Drive   Associate General Counsel    Officer
   Chicago, IL 60606       and Assistant Secretary

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp., or Boston Financial Data Services.

Boston Financial Data Services, 66 Brooks Drive, Braintree, Massachusetts, 02184, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
(a) Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of October, 2003.


                                        NUVEEN INVESTMENT TRUST

                                             /S/  JESSICA R. DROEGER
                                        ________________________________________
                                                  Jessica R. Droeger
                                             Vice President and Secretary

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                       Title                            Date
          ---------                       -----                            ----

     /S/  STEPHEN D. FOY       Vice President and                    October 28, 2003
-------------------------        Controller (Principal
       Stephen D. Foy            Financial and
                                 Accounting Officer)

  /S/  GIFFORD R. ZIMMERMAN    Chief Administrative Officer
-------------------------        (Principal Executive
    Gifford R. Zimmerman         Officer)

   Timothy R. Schwertfeger     Chairman and Trustee         )       /S/  JESSICA R. DROEGER
                                                            )   By_________________________
                                                            )        Jessica R. Droeger
                                                            )         Attorney-in-Fact
                                                            )          October 28, 2003
                                                            )
                                                            )
                                                            )
                                                            )
                                                            )
                                                            )
                                                            )
      Robert P. Bremner        Trustee                      )
                                                            )
     William E. Bennett        Trustee                      )
                                                            )
      Lawrence H. Brown        Trustee                      )
                                                            )
    Thomas E. Leafstrand       Trustee                      )
                                                            )
        Jack B. Evans          Trustee                      )
                                                            )
    Anne E. Impellizzeri       Trustee                      )
                                                            )
     William L. Kissick        Trustee                      )
                                                            )
       Peter R. Sawers         Trustee                      )
                                                            )
    William J. Schneider       Trustee                      )
                                                            )
     Judith M. Stockdale       Trustee                      )
                                                            )
    Sheila W. Wellington       Trustee                      )


An original power of attorney authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and have been filed with the Securities and Exchange Commission or are being filed herein.

                                 EXHIBIT INDEX


 Exhibit
Number   Exhibit
-------- -------

(d)(11)  Renewal of Investment Management Agreement between Registrant and Nuveen Institutional Advisory
         Corp. dated May 15, 2003

(d)(12)  Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory
         Corp. and Institutional Capital Corporation dated July 15, 2003

(d)(13)  Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory
         Corp. and NWQ Investment Management Company dated July 15, 2003

(e)(5)   Renewal of Distribution Agreement between Registrant and Nuveen Investments LLC dated July 31,
         2003

(i)(9)   Opinion and consent of Chapman and Cutler LLP

  (j)    Consent of Independent Accountants